Fidelity® Variable Insurance Products:

Equity-Income Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® VIP: Equity-Income - Initial Class	-16.95%	0.31%	9.79%
Russell 3000® Value	-15.18%	1.19%	10.74%
Variable Annuity Equity Income Objective Funds Average	-16.75%	0.52%	8.53%
Variable Annuity Equity Income Classification Funds Average	-16.75%	0.52%	8.53%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. You can also compare the Initial Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Equity-Income Portfolio - Initial Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Value Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Equity-Income - Service Class	-17.00%	0.22%	9.74%
Russell 3000® Value	-15.18%	1.19%	10.74%
Variable Annuity Equity Income Objective Funds Average	-16.75%	0.52%	8.53%
Variable Annuity Equity Income Classification Funds Average	-16.75%	0.52%	8.53%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. You can also compare the Service Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Equity-Income Portfolio - Service Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Value Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Equity-Income - Service Class 2	-17.15%	0.13%	9.68%
Russell 3000® Value	-15.18%	1.19%	10.74%
Variable Annuity Equity Income Objective Funds Average	-16.75%	0.52%	8.53%
Variable Annuity Equity Income Classification Funds Average	-16.75%	0.52%	8.53%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. You can also compare the Service Class 2's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Equity-Income Portfolio - Service Class 2 on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Value Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Stephen Petersen, Portfolio Manager of Fidelity Equity-Income Portfolio

Q. How did the fund perform, Steve?

A. For the 12-month period ending December 31, 2002, the fund underperformed the Russell 3000 Value Index and the Lipper Inc. variable annuity equity income objective funds average, which fell 15.18% and 16.75%, respectively. The fund invests primarily in large-cap stocks and keeps a very low percentage of its assets in cash or fixed-income securities. During the period, its focus on large-cap stocks hurt its performance relative to the Russell index because, in addition to large-caps, the index also incorporates small- and mid-cap stocks, which held up comparatively well. Though some competitors held a component of fixed-income securities - which generally performed better than equities - the fund only modestly underperformed the Lipper average.

Q. Why was this such a difficult period for equity investors?

A. Concerns about the slow economy, corporate governance and the threat of war with Iraq continued to haunt the equity markets, even in the face of such good news as low interest rates and slowly improving business fundamentals. Though there appeared to be some indications during the latter part of the year that the economy was improving, negative sentiment about credit quality and the ability of companies to raise capital drove stock prices lower in December.

Q. What strategies did you pursue in this tough investing climate?

A. I kept the fund's sector weightings relatively constant and focused on stocks of companies that were attractively valued and paid dividends. With widespread weakness, especially during the second half of the year, I found attractively valued stocks and added to holdings or started new positions across a wide spectrum of industries and sectors. Energy stocks had particularly attractive valuations in an improving environment of rising demand. I also focused on financial stocks, which represented by far the largest sector weighting in the portfolio at the end of the period and which generally delivered modestly positive performance, benefiting from low interest rates among other factors. Unfortunately though, the fund held a number of companies that were negatively affected by the fallout from the Enron scandal. In addition, our pharmaceutical holdings were hurt by investors' concerns that the industry's future growth could be slower than in the past.

Q. Which stocks helped the fund's performance?

A. Oil company TotalFinaElf had a number of development projects that led to more and faster production, increasing its volume growth and helping its stock performance. Entergy, an electric utility company, was one of the best-performing utilities during the period. It wisely avoided overextending itself, while many competitors fell into the trap of creating excess capacity that lowered prices and ultimately cut into revenues. Financial holdings Bank of America and Wells Fargo enjoyed modestly positive performance, helped by an improving environment for banks due to better-than-expected credit trends. Bank of America, one of the fund's larger holdings, also successfully cut costs and streamlined operations following its merger with NationsBank, and it avoided the riskier lending practices that came back to haunt competitors when the economy slowed.

Q. Which stocks detracted from performance?

A. Citigroup, J.P. Morgan Chase and Bank of New York all performed poorly, as their extensive capital market operations came under pressure during the year. Additionally, J.P. Morgan Chase was hurt by skewing its large investment portfolio toward the struggling technology and telecommunications sectors. Furthermore, its global banking activity was hampered by Argentina's economic problems and similar concerns in other South American countries. Tyco International got caught in the fallout from the Enron scandal and was punished by investors for its aggressive accounting practices. However, Tyco's top management has been replaced, due to alleged financial improprieties both inside and outside the company. Its new management recently completed an internal audit, putting in place more conservative accounting practices. I'm still holding this stock, which has recently rebounded off its lows.

Q. What's your outlook for the coming months, Steve?

A. Everything I see indicates a very gradual improvement in the investing environment. The economy's underlying fundamentals appear to be slowly but surely improving. Many companies have experienced positive business trends and increased demand for products and services. Interest rates remain low, and the government continues to take steps to actively stimulate the economy and provide liquidity. We seem to be working though the crisis in confidence about corporate governance. Consumer spending still is strong for big-ticket items, although there are questions about how long that can continue. While there's still some skepticism about prospects for continued improvement, a market climbs a wall of worry, as they say. Overall, I'm optimistic about finding good opportunities in this type of climate.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks reasonable income while achieving a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for capital appreciation

Start date: October 9, 1986

Size: as of December 31, 2002, more than
$8 billion

Manager: Stephen Petersen, since 1997; joined Fidelity in 1980

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Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Exxon Mobil Corp.	3.3
Fannie Mae	2.9
Citigroup, Inc.	2.9
American International Group, Inc.	2.2
Bank of America Corp.	2.2
13.5
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	28.9
Energy	12.9
Industrials	12.1
Consumer Discretionary	11.8
Health Care	6.9
Asset Allocation as of December 31, 2002
% of fund's net assets*
Stocks	98.1%
Bonds	1.9%
* Foreign investments	8.8%

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.9%
Automobiles - 0.4%
General Motors Corp.	836,900	$ 30,848,134
Hotels, Restaurants & Leisure - 1.7%
Hilton Hotels Corp.	366,700	4,660,757
Mandalay Resort Group (a)	632,200	19,351,642
McDonald's Corp.	2,746,200	44,158,896
MGM Mirage, Inc. (a)	1,314,470	43,338,076
Park Place Entertainment Corp. (a)	2,509,000	21,075,600
Six Flags, Inc. (a)	1,364,556	7,791,615
		140,376,586
Household Durables - 1.2%
Black & Decker Corp.	595,500	25,540,995
Maytag Corp.	907,120	25,852,920
Snap-On, Inc.	801,000	22,516,110
Whirlpool Corp.	351,400	18,350,108
		92,260,133
Media - 4.6%
AOL Time Warner, Inc. (a)	4,297,010	56,290,831
Clear Channel Communications, Inc. (a)	1,408,800	52,534,152
Comcast Corp. Class A (a)	1,563,191	36,844,412
Fox Entertainment Group, Inc. Class A (a)	865,200	22,434,636
Liberty Media Corp. Class A (a)	2,193,776	19,612,357
News Corp. Ltd.:
ADR	234,034	6,143,393
sponsored ADR	303,867	6,882,588
Reader's Digest Association, Inc. (non-vtg.)	1,243,903	18,782,935
Tribune Co.	330,500	15,024,530
Viacom, Inc. Class B (non-vtg.) (a)	2,810,218	114,544,486
Walt Disney Co.	1,192,000	19,441,520
		368,535,840
Multiline Retail - 0.8%
Big Lots, Inc. (a)	787,756	10,422,015
Federated Department Stores, Inc. (a)	953,000	27,408,280
Target Corp.	970,700	29,121,000
		66,951,295
Specialty Retail - 2.1%
AutoNation, Inc. (a)	225,900	2,837,304
Charming Shoppes, Inc. (a)	660,400	2,760,472
Gap, Inc.	3,209,600	49,812,992
Limited Brands, Inc.	2,698,200	37,585,926
Office Depot, Inc. (a)	765,400	11,297,304
RadioShack Corp.	1,056,100	19,791,314
Staples, Inc. (a)	2,586,962	47,341,405
		171,426,717

	Shares	Value (Note 1)
Textiles Apparel & Luxury Goods - 0.1%
Jones Apparel Group, Inc. (a)	244,400	$ 8,661,536
TOTAL CONSUMER DISCRETIONARY		879,060,241
CONSUMER STAPLES - 6.6%
Beverages - 0.6%
PepsiCo, Inc.	563,400	23,786,748
The Coca-Cola Co.	551,500	24,166,730
		47,953,478
Food & Drug Retailing - 1.0%
Albertson's, Inc.	1,378,200	30,678,732
CVS Corp.	2,031,200	50,719,064
		81,397,796
Food Products - 0.8%
Dean Foods Co. (a)	362,500	13,448,750
Fresh Del Monte Produce, Inc.	502,000	9,492,820
Hershey Foods Corp.	133,200	8,983,008
Kraft Foods, Inc. Class A	624,400	24,307,892
Tyson Foods, Inc. Class A	888,700	9,971,214
Unilever PLC sponsored ADR	65,600	2,509,200
		68,712,884
Household Products - 1.5%
Colgate-Palmolive Co.	567,400	29,748,782
Kimberly-Clark Corp.	1,149,900	54,585,753
Procter & Gamble Co.	394,800	33,929,112
		118,263,647
Personal Products - 1.3%
Gillette Co.	3,383,620	102,726,703
Tobacco - 1.4%
Loews Corp. - Carolina Group	215,200	4,362,104
Philip Morris Companies, Inc.	2,766,500	112,126,245
		116,488,349
TOTAL CONSUMER STAPLES		535,542,857
ENERGY - 12.9%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	1,593,600	51,297,984
BJ Services Co. (a)	508,045	16,414,934
Noble Corp. (a)	511,800	17,989,770
Schlumberger Ltd. (NY Shares)	2,859,600	120,360,564
		206,063,252
Oil & Gas - 10.3%
Anadarko Petroleum Corp.	263,400	12,616,860
Apache Corp.	283,600	16,162,364
BP PLC sponsored ADR	2,675,642	108,764,847
ChevronTexaco Corp.	914,071	60,767,440
ConocoPhillips	1,274,270	61,661,925
Devon Energy Corp.	215,465	9,889,828
Exxon Mobil Corp.	7,611,736	265,954,047
Marathon Oil Corp.	332,600	7,081,054
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Royal Dutch Petroleum Co. (NY Shares)	1,954,000	$ 86,015,080
Sunoco, Inc.	436,200	14,473,116
TotalFinaElf SA:
Series B	405,600	58,000,801
sponsored ADR	1,823,196	130,358,514
		831,745,876
TOTAL ENERGY		1,037,809,128
FINANCIALS - 27.9%
Banks - 9.5%
Bank of America Corp.	2,545,290	177,075,825
Bank of New York Co., Inc.	2,715,900	65,072,964
Bank One Corp.	2,203,338	80,532,004
Comerica, Inc.	1,173,300	50,733,492
FleetBoston Financial Corp.	1,924,100	46,755,630
Huntington Bancshares, Inc.	430,200	8,049,042
Mellon Financial Corp.	1,815,200	47,394,872
PNC Financial Services Group, Inc.	628,300	26,325,770
State Bank of India	463,175	2,730,269
U.S. Bancorp, Delaware	3,313,038	70,302,666
Wachovia Corp.	2,089,475	76,140,469
Wells Fargo & Co.	2,388,300	111,939,621
		763,052,624
Diversified Financials - 12.5%
American Express Co.	2,716,596	96,031,669
Charles Schwab Corp.	3,459,300	37,533,405
CIT Group, Inc.	1,151,000	22,559,600
Citigroup, Inc.	6,573,919	231,336,210
Fannie Mae	3,714,300	238,940,919
Freddie Mac	747,100	44,116,255
Household International, Inc.	1,791,247	49,814,579
J.P. Morgan Chase & Co.	3,757,650	90,183,600
Lehman Brothers Holdings, Inc.	496,900	26,479,801
Merrill Lynch & Co., Inc.	1,681,900	63,828,105
Morgan Stanley	1,783,100	71,181,352
Nomura Holdings, Inc.	2,012,000	22,598,368
Washington Mutual Capital Trust unit (c)	291,400	14,788,550
		1,009,392,413
Insurance - 5.4%
ACE Ltd.	1,333,400	39,121,956
Allstate Corp.	1,434,100	53,047,359
American International Group, Inc.	3,085,250	178,481,713
Aon Corp.	221,300	4,180,357
Hartford Financial Services Group, Inc.	1,393,000	63,283,990
Marsh & McLennan Companies, Inc.	432,100	19,967,341
Prudential Financial, Inc.	304,200	9,655,308
The Chubb Corp.	525,700	27,441,540

	Shares	Value (Note 1)
Travelers Property Casualty Corp.:
Class A	2,246,267	$ 32,907,812
Class B (a)	622,257	9,116,065
		437,203,441
Real Estate - 0.5%
Crescent Real Estate Equities Co.	335,700	5,586,048
Equity Office Properties Trust	317,100	7,921,158
Equity Residential (SBI)	1,208,900	29,714,762
		43,221,968
TOTAL FINANCIALS		2,252,870,446
HEALTH CARE - 6.8%
Health Care Equipment & Supplies - 0.8%
Bausch & Lomb, Inc.	407,800	14,680,800
Baxter International, Inc.	1,192,000	33,376,000
Becton, Dickinson & Co.	611,100	18,754,659
		66,811,459
Health Care Providers & Services - 0.7%
IMS Health, Inc.	1,815,100	29,041,600
McKesson Corp.	673,300	18,199,299
Tenet Healthcare Corp. (a)	354,300	5,810,520
		53,051,419
Pharmaceuticals - 5.3%
Abbott Laboratories	849,600	33,984,000
Bristol-Myers Squibb Co.	3,393,200	78,552,580
Eli Lilly & Co.	516,100	32,772,350
Johnson & Johnson	572,600	30,754,346
Merck & Co., Inc.	2,277,800	128,946,258
Pfizer, Inc.	942,300	28,806,111
Schering-Plough Corp.	2,313,230	51,353,706
Wyeth	1,107,200	41,409,280
		426,578,631
TOTAL HEALTH CARE		546,441,509
INDUSTRIALS - 11.6%
Aerospace & Defense - 2.3%
Boeing Co.	997,800	32,917,422
Honeywell International, Inc.	2,225,625	53,415,000
Lockheed Martin Corp.	594,700	34,343,925
Northrop Grumman Corp.	120,400	11,678,800
Raytheon Co.	214,200	6,586,650
United Technologies Corp.	786,200	48,697,228
		187,639,025
Building Products - 0.6%
Masco Corp.	2,259,800	47,568,790
Commercial Services & Supplies - 1.5%
Cendant Corp. (a)	1,106,000	11,590,880
Ceridian Corp. (a)	1,307,100	18,848,382
First Data Corp.	832,200	29,468,202
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
New England Business Service, Inc.	62,900	$ 1,534,760
Paychex, Inc.	300,500	8,383,950
Republic Services, Inc. (a)	785,100	16,471,398
Viad Corp.	1,005,300	22,468,455
Waste Management, Inc.	634,000	14,531,280
		123,297,307
Electrical Equipment - 0.4%
Rockwell Automation, Inc.	1,418,500	29,377,135
Industrial Conglomerates - 2.6%
3M Co.	171,200	21,108,960
General Electric Co.	3,406,040	82,937,074
Hutchison Whampoa Ltd.	1,131,000	7,077,361
Textron, Inc.	814,300	35,006,757
Tyco International Ltd.	3,947,046	67,415,546
		213,545,698
Machinery - 2.7%
Caterpillar, Inc.	945,100	43,209,972
Deere & Co.	144,650	6,632,203
Eaton Corp.	400,900	31,314,299
Illinois Tool Works, Inc.	351,400	22,791,804
Ingersoll-Rand Co. Ltd. Class A	1,187,144	51,118,421
Kennametal, Inc.	227,446	7,842,338
Navistar International Corp. (a)	387,600	9,422,556
Parker Hannifin Corp.	997,800	46,028,514
		218,360,107
Road & Rail - 1.5%
Burlington Northern Santa Fe Corp.	2,664,200	69,295,842
Union Pacific Corp.	842,000	50,410,540
		119,706,382
TOTAL INDUSTRIALS		939,494,444
INFORMATION TECHNOLOGY - 5.4%
Communications Equipment - 0.3%
Cisco Systems, Inc. (a)	335,700	4,397,670
Motorola, Inc.	2,536,200	21,938,130
		26,335,800
Computers & Peripherals - 1.8%
Dell Computer Corp. (a)	1,083,600	28,975,464
Hewlett-Packard Co.	3,370,311	58,508,599
International Business Machines Corp.	629,500	48,786,250
NCR Corp. (a)	363,200	8,622,368
		144,892,681
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	657,100	11,801,516
Arrow Electronics, Inc. (a)	799,100	10,220,489
Avnet, Inc.	1,317,330	14,266,684

	Shares	Value (Note 1)
PerkinElmer, Inc.	2,206,000	$ 18,199,500
Tektronix, Inc. (a)	1,421,700	25,860,723
Thermo Electron Corp. (a)	1,539,600	30,976,752
		111,325,664
IT Consulting & Services - 0.2%
Electronic Data Systems Corp.	416,800	7,681,624
Unisys Corp. (a)	925,317	9,160,638
		16,842,262
Semiconductor Equipment & Products - 0.8%
Intel Corp.	2,298,200	35,782,974
Micron Technology, Inc. (a)	1,484,400	14,458,056
National Semiconductor Corp. (a)	440,975	6,619,035
Teradyne, Inc. (a)	360,871	4,694,932
		61,554,997
Software - 0.9%
Compuware Corp. (a)	1,145,982	5,500,714
Microsoft Corp. (a)	1,357,800	70,198,260
		75,698,974
TOTAL INFORMATION TECHNOLOGY		436,650,378
MATERIALS - 6.1%
Chemicals - 2.7%
Arch Chemicals, Inc.	352,800	6,438,600
Crompton Corp.	691,151	4,112,348
Dow Chemical Co.	1,505,400	44,710,380
E.I. du Pont de Nemours & Co.	380,149	16,118,318
Hercules Trust II unit	15,700	8,792,000
Hercules, Inc. (a)	649,700	5,717,360
LG Chemical Ltd.	216,900	7,424,765
Lyondell Chemical Co.	1,104,900	13,965,936
Millennium Chemicals, Inc.	853,650	8,126,748
Olin Corp.	312,000	4,851,600
PolyOne Corp.	1,239,100	4,857,272
PPG Industries, Inc.	390,300	19,573,545
Praxair, Inc.	1,151,512	66,522,848
Solutia, Inc.	2,067,100	7,503,573
		218,715,293
Containers & Packaging - 0.5%
Owens-Illinois, Inc. (a)	306,400	4,467,312
Smurfit-Stone Container Corp. (a)	2,150,210	33,093,882
		37,561,194
Metals & Mining - 2.2%
Alcan, Inc.	1,026,300	30,241,353
Alcoa, Inc.	2,242,816	51,091,348
Dofasco, Inc.	926,300	16,478,160
Newmont Mining Corp. Holding Co.	446,300	12,956,089
Nucor Corp.	228,100	9,420,530
Pechiney SA Series A	706,090	24,789,871
Phelps Dodge Corp. (a)	994,700	31,482,255
Xstrata PLC (a)	432,700	4,523,766
		180,983,372
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.7%
Bowater, Inc.	65,600	$ 2,751,920
Georgia-Pacific Corp.	1,646,101	26,600,992
Weyerhaeuser Co.	585,600	28,817,376
		58,170,288
TOTAL MATERIALS		495,430,147
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 5.0%
AT&T Corp.	966,424	25,233,331
BellSouth Corp.	4,696,599	121,501,016
SBC Communications, Inc.	4,982,393	135,072,674
Verizon Communications, Inc.	3,094,202	119,900,328
		401,707,349
UTILITIES - 2.9%
Electric Utilities - 2.5%
Cinergy Corp.	286,600	9,664,152
Dominion Resources, Inc.	408,200	22,410,180
DPL, Inc.	1,010,054	15,494,228
Entergy Corp.	1,809,100	82,476,869
FirstEnergy Corp.	1,020,000	33,629,400
Northeast Utilities	1,648,400	25,006,228
TXU Corp.	599,820	11,204,638
		199,885,695
Gas Utilities - 0.1%
Kinder Morgan Management LLC	179,126	5,658,590
Multi-Utilities & Unregulated Power - 0.3%
SCANA Corp.	911,600	28,223,136
TOTAL UTILITIES		233,767,421
TOTAL COMMON STOCKS (Cost $7,681,490,963)		7,758,773,920
Preferred Stocks - 2.0%

Convertible Preferred Stocks - 2.0%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
General Motors Corp. Series B, $1.313	412,200	9,488,844
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. $1.8125 PIERS	388,400	6,214,400
TOTAL CONSUMER DISCRETIONARY		15,703,244

	Shares	Value (Note 1)
FINANCIALS - 0.7%
Diversified Financials - 0.2%
Ford Motor Co. Capital Trust II $3.25	461,500	$ 18,648,754
Insurance - 0.5%
ACE Ltd. $4.125 PRIDES	149,500	8,913,938
Hartford Financial Services Group, Inc. $3.00	54,300	2,642,238
Prudential Financial, Inc. $3.375	65,500	3,572,632
St. Paul Companies, Inc. $4.50	221,900	14,617,663
The Chubb Corp. $1.75	167,700	3,969,291
Travelers Property Casualty Corp. $1.125	240,200	5,442,932
		39,158,694
TOTAL FINANCIALS		57,807,448
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc. $3.50	156,900	7,829,310
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Raytheon Co. $4.13	177,700	9,540,358
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.2%
Motorola, Inc. $3.50	441,100	13,858,039
IT Consulting & Services - 0.1%
Electronic Data Systems Corp. $3.81 PRIDES	475,600	10,225,400
TOTAL INFORMATION TECHNOLOGY		24,083,439
UTILITIES - 0.5%
Electric Utilities - 0.3%
Cinergy Corp. $4.75 PRIDES	159,300	8,825,220
FPL Group, Inc. $4.00	84,500	4,473,219
TXU Corp. $4.375	226,400	6,466,550
		19,764,989
Gas Utilities - 0.2%
NiSource, Inc. $3.875 PIES	299,300	11,448,225
Sempra Energy $2.125	292,100	6,993,458
		18,441,683
Multi-Utilities & Unregulated Power - 0.0%
El Paso Corp. $4.50	133,400	3,548,440
TOTAL UTILITIES		41,755,112
TOTAL CONVERTIBLE PREFERRED STOCKS		156,718,911
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	70	$ 6,510
TOTAL PREFERRED STOCKS (Cost $191,389,382)		156,725,421
Corporate Bonds - 1.9%
	Principal Amount
Convertible Bonds - 1.4%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.1%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	$ 15,369,000	5,869,037
Media - 0.4%
Cox Communications, Inc. 0.4259% 4/19/20	26,600,000	12,136,250
Liberty Media Corp.3.5% 1/15/31 (c)	11,400,000	7,267,500
News America, Inc. liquid yield option note 0% 2/28/21 (c)	22,670,000	11,774,231
		31,177,981
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (c)	5,080,000	5,445,125
TOTAL CONSUMER DISCRETIONARY		42,492,143
FINANCIALS - 0.2%
Diversified Financials - 0.1%
Elan Finance Corp. Ltd. liquid yield option note 0% 12/14/18	16,790,000	7,807,350
Navistar Financial Corp. 4.75% 4/1/09 (c)	2,760,000	2,118,659
		9,926,009
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	5,340,000	4,790,728
TOTAL FINANCIALS		14,716,737
INDUSTRIALS - 0.3%
Industrial Conglomerates - 0.1%
Tyco International Group SA yankee 0% 2/12/21	13,860,000	10,498,950

	Principal Amount	Value (Note 1)
Machinery - 0.2%
SPX Corp. liquid yield option note:
0% 2/6/21 (c)	$ 19,570,000	$ 12,072,244
0% 2/6/21	4,620,000	2,849,963
		14,922,207
TOTAL INDUSTRIALS		25,421,157
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.1%
Corning, Inc. 3.5% 11/1/08	13,700,000	9,680,146
Computers & Peripherals - 0.1%
Quantum Corp. 7% 8/1/04	5,350,000	4,574,250
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21	6,670,000	6,419,141
Celestica, Inc. liquid yield option note 0% 8/1/20	620,000	284,425
Sanmina-SCI Corp.:
0% 9/12/20	960,000	391,200
4.25% 5/1/04	500,000	479,400
		7,574,166
TOTAL INFORMATION TECHNOLOGY		21,828,562
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (c)	6,790,000	9,688,481
TOTAL CONVERTIBLE BONDS		114,147,080
Nonconvertible Bonds - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.0%
Dana Corp. 6.25% 3/1/04	80,000	80,000
Navistar International Corp. 8% 2/1/08	80,000	66,400
		146,400
Hotels, Restaurants & Leisure - 0.1%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	80,000	70,000
Domino's, Inc. 10.375% 1/15/09	500,000	540,000
Extended Stay America, Inc. 9.875% 6/15/11	185,000	187,313
Friendly Ice Cream Corp. 10.5% 12/1/07	85,000	83,725
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Penn National Gaming, Inc.:
8.875% 3/15/10	$ 40,000	$ 40,800
11.125% 3/1/08	630,000	686,700
Premier Parks, Inc. 0% 4/1/08 (b)	55,000	52,525
Wheeling Island Gaming, Inc. 10.125% 12/15/09	670,000	671,675
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	70,000	70,350
		2,403,088
Household Durables - 0.0%
American Greetings Corp. 11.75% 7/15/08	620,000	682,000
Beazer Homes USA, Inc. 8.375% 4/15/12	30,000	30,900
D.R. Horton, Inc.:
8% 2/1/09	310,000	310,000
8.5% 4/15/12	30,000	30,300
10.5% 4/1/05	425,000	450,500
Juno Lighting, Inc. 11.875% 7/1/09	60,000	59,700
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	40,000	38,600
Ryland Group, Inc. 9.125% 6/15/11	25,000	26,500
		1,628,500
Leisure Equipment & Products - 0.0%
The Hockey Co. 11.25% 4/15/09	45,000	45,900
Media - 0.1%
Allbritton Communications Co. 7.75% 12/15/12 (c)	120,000	120,000
AMC Entertainment, Inc.:
9.5% 3/15/09	100,000	98,500
9.875% 2/1/12	70,000	68,950
Continental Cablevision, Inc. 8.875% 9/15/05	70,000	77,451
Corus Entertainment, Inc. 8.75% 3/1/12	790,000	837,400
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (c)	115,000	123,050
EchoStar DBS Corp.:
9.25% 2/1/06	40,000	41,200
10.375% 10/1/07	1,135,000	1,214,450
Granite Broadcasting Corp.:
8.875% 5/15/08	20,000	16,300
10.375% 5/15/05	15,000	12,900
Insight Communications, Inc. 0% 2/15/11 (b)	55,000	29,700

	Principal Amount	Value (Note 1)
Lamar Media Corp. 7.25% 1/1/13 (c)	$ 60,000	$ 60,750
LBI Media, Inc. 10.125% 7/15/12 (c)	925,000	966,625
Lenfest Communications, Inc.:
7.625% 2/15/08	60,000	61,800
10.5% 6/15/06	35,000	36,838
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13	5,000	5,075
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	50,000	45,000
Nextmedia Operating, Inc. 10.75% 7/1/11	720,000	756,000
PanAmSat Corp. 8.5% 2/1/12	20,000	19,400
Radio One, Inc. 8.875% 7/1/11	965,000	1,034,963
Sinclair Broadcast Group, Inc. 8% 3/15/12 (c)	60,000	62,400
		5,688,752
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08	165,000	168,300
Gap, Inc.:
9.9% 12/15/05	75,000	78,750
10.55% 12/15/08	20,000	21,900
Hollywood Entertainment Corp.:
9.625% 3/15/11	60,000	60,600
10.625% 8/15/04	125,000	126,250
United Auto Group, Inc. 9.625% 3/15/12 (c)	525,000	509,250
		965,050
Textiles Apparel & Luxury Goods - 0.0%
Levi Strauss & Co.:
7% 11/1/06	135,000	117,450
11.625% 1/15/08	90,000	87,750
12.25% 12/15/12 (c)	230,000	226,550
		431,750
TOTAL CONSUMER DISCRETIONARY		11,309,440
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	640,000	668,800
Food & Drug Retailing - 0.0%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	30,000	21,675
9.125% 12/15/11	75,000	54,938
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - continued
Rite Aid Corp.:
6% 12/15/05 (c)	$ 50,000	$ 44,500
6.875% 8/15/13	130,000	92,300
7.125% 1/15/07	25,000	20,750
7.625% 4/15/05	25,000	22,500
11.25% 7/1/08	40,000	36,000
		292,663
Food Products - 0.0%
Corn Products International, Inc. 8.25% 7/15/07	605,000	608,025
Del Monte Corp. 9.25% 5/15/11	45,000	46,800
Dole Food Co., Inc.:
6.375% 10/1/05	35,000	36,750
7.25% 5/1/09	145,000	139,200
		830,775
Household Products - 0.0%
Fort James Corp.:
6.625% 9/15/04	60,000	58,200
6.875% 9/15/07	35,000	32,900
		91,100
TOTAL CONSUMER STAPLES		1,883,338
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Grant Prideco, Inc. 9% 12/15/09 (c)	40,000	41,800
Oil & Gas - 0.0%
Chesapeake Energy Corp. 7.75% 1/15/15 (c)	110,000	109,450
Nuevo Energy Co.:
9.375% 10/1/10	30,000	30,600
9.5% 6/1/08	45,000	46,350
The Coastal Corp.:
6.5% 5/15/06	40,000	32,400
6.95% 6/1/28	65,000	41,600
7.5% 8/15/06	25,000	20,500
7.75% 6/15/10	75,000	58,875
7.75% 10/15/35	65,000	42,900
Vintage Petroleum, Inc. 8.25% 5/1/12	535,000	553,725
		936,400
TOTAL ENERGY		978,200

	Principal Amount	Value (Note 1)
FINANCIALS - 0.1%
Banks - 0.0%
Western Financial Bank 9.625% 5/15/12	$ 40,000	$ 38,800
Diversified Financials - 0.1%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	650,000	674,375
Capital One Financial Corp.:
7.25% 12/1/03	40,000	39,600
8.75% 2/1/07	45,000	42,300
Delta Air Lines, Inc. pass thru trust certificates 7.779% 1/2/12	670,000	522,600
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	45,000	41,400
10.625% 12/1/12 (c)	50,000	51,250
IOS Capital, Inc. 9.75% 6/15/04	145,000	147,900
Limestone Electron Trust/Limestone Electron, Inc. 8.625% 3/15/03 (c)	225,000	214,875
Millennium America, Inc. 9.25% 6/15/08	75,000	78,375
Qwest Capital Funding, Inc.:
5.875% 8/3/04	200,000	172,000
7% 8/3/09	40,000	26,800
7.25% 2/15/11	140,000	92,400
7.75% 8/15/06	70,000	50,400
Qwest Services Corp. 14% 12/15/14 (c)	337,000	360,590
R. H. Donnelley Finance Corp. I:
8.875% 12/15/10 (c)	70,000	74,900
10.875% 12/15/12 (c)	100,000	109,000
Stone Container Finance Co. yankee 11.5% 8/15/06 (c)	630,000	677,250
U.S. West Capital Funding, Inc. 6.375% 7/15/08	85,000	54,400
Xerox Capital (Europe) PLC 5.875% 5/15/04	125,000	119,375
Xerox Credit Corp. 6.1% 12/16/03	50,000	48,500
		3,598,290
Real Estate - 0.0%
Meditrust Corp. 7.82% 9/10/26	735,000	735,000
TOTAL FINANCIALS		4,372,090
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Alderwoods Group, Inc. 11% 1/2/07	$ 644,400	$ 642,789
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	910,000	946,400
PacifiCare Health Systems, Inc. 10.75% 6/1/09	620,000	661,850
Tenet Healthcare Corp. 5.375% 11/15/06	85,000	77,350
Triad Hospitals, Inc. 8.75% 5/1/09	40,000	42,800
		2,371,189
Pharmaceuticals - 0.0%
aaiPharma, Inc. 11% 4/1/10	710,000	710,000
TOTAL HEALTH CARE		3,081,189
INDUSTRIALS - 0.0%
Building Products - 0.0%
Nortek, Inc.:
9.125% 9/1/07	20,000	20,200
9.25% 3/15/07	30,000	30,600
		50,800
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
9.25% 9/1/12 (c)	115,000	116,150
10% 8/1/09	30,000	30,000
National Waterworks, Inc. 10.5% 12/1/12 (c)	60,000	62,550
		208,700
Industrial Conglomerates - 0.0%
Tyco International Group SA:
6.125% 11/1/08	20,000	18,700
yankee:
5.8% 8/1/06	35,000	33,075
5.875% 11/1/04	100,000	97,000
6.25% 6/15/13	110,000	108,625
6.375% 6/15/05	70,000	67,900
6.375% 2/15/06	150,000	145,500
6.375% 10/15/11	900,000	841,500
6.875% 1/15/29	35,000	30,800
		1,343,100
Machinery - 0.0%
Cummins, Inc.:
5.65% 3/1/98	110,000	64,900
9.5% 12/1/10 (c)	60,000	63,600

	Principal Amount	Value (Note 1)
Dresser, Inc. 9.375% 4/15/11	$ 25,000	$ 25,250
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	170,000	173,400
TriMas Corp. 9.875% 6/15/12 (c)	90,000	89,100
		416,250
TOTAL INDUSTRIALS		2,018,850
INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Seagate Technology HDD Holdings 8% 5/15/09 (c)	25,000	25,500
Electronic Equipment & Instruments - 0.0%
ChipPAC International Ltd. 12.75% 8/1/09	570,000	604,200
Flextronics International Ltd. yankee:
8.75% 10/15/07	140,000	143,850
9.875% 7/1/10	120,000	129,600
Ingram Micro, Inc. 9.875% 8/15/08	40,000	42,200
PerkinElmer, Inc. 8.875% 1/15/13 (c)	140,000	138,600
Solectron Corp. 7.375% 3/1/06	215,000	201,025
		1,259,475
Office Electronics - 0.0%
Xerox Corp.:
5.25% 12/15/03	65,000	62,725
5.5% 11/15/03	90,000	87,750
7.15% 8/1/04	25,000	24,000
9.75% 1/15/09 (c)	125,000	120,625
		295,100
TOTAL INFORMATION TECHNOLOGY		1,580,075
MATERIALS - 0.1%
Chemicals - 0.0%
FMC Corp. 10.25% 11/1/09 (c)	155,000	168,175
Lyondell Chemical Co. 9.875% 5/1/07	290,000	278,400
Methanex Corp. yankee 7.75% 8/15/05	380,000	383,800
		830,375
Containers & Packaging - 0.1%
Ball Corp. 6.875% 12/15/12 (c)	130,000	130,650
BWAY Corp. 10% 10/15/10 (c)	40,000	41,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Crown Cork & Seal, Inc.:
7.375% 12/15/26	$ 80,000	$ 53,600
8% 4/15/23	115,000	80,500
8.375% 1/15/05	50,000	45,000
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (c)	125,000	128,750
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (c)	175,000	177,188
8.875% 2/15/09	550,000	566,500
Owens-Illinois, Inc.:
7.15% 5/15/05	360,000	348,300
7.8% 5/15/18	210,000	174,300
Riverwood International Corp.:
10.625% 8/1/07	720,000	741,600
10.625% 8/1/07	110,000	113,850
		2,601,738
Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	205,000	188,600
Phelps Dodge Corp. 8.75% 6/1/11	870,000	900,450
		1,089,050
Paper & Forest Products - 0.0%
Georgia-Pacific Corp.:
7.375% 12/1/25	35,000	27,300
7.5% 5/15/06	585,000	549,900
8.125% 5/15/11	175,000	164,500
		741,700
TOTAL MATERIALS		5,262,863
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Qwest Corp. 8.875% 3/15/12 (c)	430,000	417,100
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	50,000	42,000
9.375% 6/1/08	30,000	28,200
Triton PCS, Inc.:
8.75% 11/15/11	25,000	20,000
9.375% 2/1/11	30,000	24,600
U.S. West Communications 7.2% 11/1/04	50,000	47,500
		579,400

	Principal Amount	Value (Note 1)
Wireless Telecommunication Services - 0.0%
American Tower Corp. 9.375% 2/1/09	$ 315,000	$ 248,850
AT&T Wireless Services, Inc. 8.125% 5/1/12	95,000	95,475
Crown Castle International Corp.:
9.375% 8/1/11	25,000	20,500
9.5% 8/1/11	295,000	237,475
10.75% 8/1/11	55,000	47,850
Dobson Communications Corp. 10.875% 7/1/10	35,000	29,750
Nextel Communications, Inc.:
0% 2/15/08 (b)	120,000	108,000
9.75% 10/31/07	625,000	571,875
Nextel Partners, Inc. 0% 2/1/09 (b)	145,000	104,400
Rogers Wireless, Inc. 9.625% 5/1/11	60,000	56,700
VoiceStream Wireless Corp. 0% 11/15/09 (b)	70,000	59,150
		1,580,025
TOTAL TELECOMMUNICATION SERVICES		2,159,425
UTILITIES - 0.1%
Electric Utilities - 0.1%
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	65,000	40,625
8.5% 4/15/12 (c)(d)	55,000	35,200
CMS Energy Corp. 8.5% 4/15/11	795,000	691,650
Illinois Power Co. 11.5% 12/15/10 (c)	170,000	164,050
Nevada Power Co. 10.875% 10/15/09 (c)	110,000	110,000
Oncor Electric Delivery Co. 7% 9/1/22 (c)	135,000	125,875
Pacific Gas & Electric Co.:
6.25% 8/1/03	915,000	905,850
6.25% 3/1/04	375,000	369,375
Southern California Edison Co. 8.95% 11/3/03	80,000	79,200
TECO Energy, Inc. 10.5% 12/1/07 (c)	100,000	98,000
TXU Corp. 6.375% 6/15/06	140,000	128,100
		2,747,925
Gas Utilities - 0.0%
ANR Pipeline, Inc. 9.625% 11/1/21	40,000	40,000
CMS Panhandle Holding Co. 6.125% 3/15/04	60,000	59,400
El Paso Energy Corp.:
7.375% 12/15/12	10,000	6,700
7.75% 1/15/32	60,000	37,200
8.05% 10/15/30	30,000	18,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Southern Natural Gas Co.:
7.35% 2/15/31	$ 20,000	$ 16,700
8% 3/1/32	65,000	56,875
Tennessee Gas Pipeline Co. 7% 10/15/28	165,000	127,050
Transcontinental Gas Pipe Line:
6.125% 1/15/05	35,000	32,550
8.875% 7/15/12 (c)	40,000	40,000
Williams Holdings of Delaware, Inc. 6.5% 12/1/08	70,000	44,800
		479,875
Multi-Utilities & Unregulated Power - 0.0%
El Paso Corp.:
7% 5/15/11	80,000	54,400
7.875% 6/15/12 (c)	35,000	24,500
Utilicorp United, Inc.:
6.875% 10/1/04	25,000	19,750
7% 7/15/04	35,000	28,350
7.95% 2/1/11	80,000	54,400
Western Resources, Inc. 7.875% 5/1/07	590,000	598,850
Williams Companies, Inc.:
7.125% 9/1/11	660,000	432,300
7.125% 9/1/11	100,000	65,500
7.875% 9/1/21	60,000	38,100
8.125% 3/15/12 (c)	85,000	57,800
9.25% 3/15/04	100,000	79,000
		1,452,950
TOTAL UTILITIES		4,680,750
TOTAL NONCONVERTIBLE BONDS		37,326,220
TOTAL CORPORATE BONDS (Cost $157,124,914)		151,473,300
Floating Rate Loans - 0.0%

FINANCIALS - 0.0%
Diversified Financials - 0.0%
American Tower LP Tranche B term loan 5.31% 12/31/07 (d)	750,000	690,000
Nextel Finance Co. Tranche D term loan 4.4375% 3/31/09 (d)	900,000	805,500
		1,495,500

	Principal Amount	Value (Note 1)
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.1875% 7/21/06 (d)	$ 414,210	$ 410,068
Tranche C term loan 4.4375% 7/21/07 (d)	482,055	477,235
		887,303
TOTAL FLOATING RATE LOANS (Cost $2,365,396)		2,382,803
Money Market Funds - 0.3%
	Shares
Fidelity Securities Lending Cash Central Fund, 1.43% (e) (Cost $23,442,500)	23,442,500	23,442,500
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $8,055,813,155)		8,092,797,944
NET OTHER ASSETS - (0.3)%		(21,240,211)
NET ASSETS - 100%	$ 8,071,557,733
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $69,241,943 or 0.9% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,325,311,802 and $2,438,975,729, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $131,919 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $21,375,714. The weighted average interest rate was 1.87%. Interest expense includes $46,553 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $22,605,000. The weighted average interest rate was 2.02%. Interest expense includes $3,801 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $2,382,803 or 0.0% of net assets.
Income Tax Information
The fund hereby designates approximately $208,691,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2002, the fund had a capital loss carryforward of approximately $127,840,000 all of which will expire on December 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $23,209,422) (cost $8,055,813,155) - See accompanying schedule		$ 8,092,797,944
Receivable for investments sold		30,375
Receivable for fund shares sold		3,144,338
Dividends receivable		14,918,918
Interest receivable		1,787,104
Other receivables		54,764
Total assets		8,112,733,443

Liabilities
Payable to custodian bank	$ 172,392
Payable for investments purchased	388,524
Payable for fund shares redeemed	13,075,274
Accrued management fee	3,314,192
Distribution fees payable	147,584
Other payables and accrued expenses	635,244
Collateral on securities loaned, at value	23,442,500
Total liabilities		41,175,710

Net Assets		$ 8,071,557,733
Net Assets consist of:
Paid in capital		$ 8,020,307,706
Undistributed net investment income		154,882,636
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(140,650,203)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,017,594
Net Assets		$ 8,071,557,733
Initial Class: Net Asset Value, offering price and redemption price per share ($6,895,939,745 ÷ 379,713,236 shares)		$ 18.16

Service Class: Net Asset Value, offering price and redemption price per share ($771,515,553 ÷ 42,628,732 shares)		$ 18.10

Service Class 2: Net Asset Value, offering price and redemption price per share ($403,631,623 ÷ 22,423,648 shares)		$ 18.00

Service Class 2R: Net Asset Value, offering price and redemption price per share ($470,812 ÷ 26,166 shares)		$ 17.99

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 199,537,252
Interest		10,792,783
Security lending		276,236
Total income		210,606,271

Expenses
Management fee	$ 44,958,364
Transfer agent fees	6,358,830
Distribution fees	1,624,835
Accounting and security lending fees	858,207
Non-interested trustees' compensation	40,635
Custodian fees and expenses	165,891
Registration fees	10,324
Audit	61,777
Legal	52,455
Interest	50,354
Miscellaneous	364,309
Total expenses before reductions	54,545,981
Expense reductions	(844,638)	53,701,343
Net investment income (loss)		156,904,928
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(136,567,625)
Foreign currency transactions	73,762
Total net realized gain (loss)		(136,493,863)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,811,329,898)
Assets and liabilities in foreign currencies	70,818
Total change in net unrealized appreciation (depreciation)		(1,811,259,080)
Net gain (loss)		(1,947,752,943)
Net increase (decrease) in net assets resulting from operations		$ (1,790,848,015)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 156,904,928	$ 151,358,391
Net realized gain (loss)	(136,493,863)	232,892,575
Change in net unrealized appreciation (depreciation)	(1,811,259,080)	(947,180,666)
Net increase (decrease) in net assets resulting from operations	(1,790,848,015)	(562,929,700)
Distributions to shareholders from net investment income	(162,342,476)	(175,168,717)
Distributions to shareholders from net realized gain	(222,300,466)	(493,630,239)
Total distributions	(384,642,942)	(668,798,956)
Share transactions - net increase (decrease)	(71,251,438)	906,134,648
Redemption fees	259	-
Total increase (decrease) in net assets	(2,246,742,136)	(325,594,008)
Net Assets
Beginning of period	10,318,299,869	10,643,893,877
End of period (including undistributed net investment income of $154,882,636 and undistributed net investment income of $152,099,880, respectively)	$ 8,071,557,733	$ 10,318,299,869
Other Information: Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
Shares Sold	55,802,238	11,112,619	17,439,374	30,522
Reinvested	16,371,256	1,504,858	437,787	-
Redeemed	(99,410,660)	(6,864,417)	(5,462,708)	(4,356)
Net increase (decrease)	(27,237,166)	5,753,060	12,414,453	26,166

Dollars Sold	$ 1,171,193,465	$ 231,985,655	$ 345,877,938	$ 576,334
Reinvested	343,960,099	31,541,832	9,140,991	-
Redeemed	(1,967,582,454)	(132,366,206)	(105,497,795)	(81,297)
Net increase (decrease)	$ (452,428,890)	$ 131,161,281	$ 249,521,134	$ 495,037

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	89,050,962	13,139,614	9,931,367
Reinvested	25,863,825	1,673,997	126,086
Redeemed	(98,534,150)	(2,882,957)	(1,618,683)
Net increase (decrease)	16,380,637	11,930,654	8,438,770

Dollars Sold	$ 2,064,705,585	$ 303,254,722	$ 225,467,799
Reinvested	625,387,269	40,376,818	3,034,869
Redeemed	(2,255,942,678)	(64,472,868)	(35,676,868)
Net increase (decrease)	$ 434,150,176	$ 279,158,672	$ 192,825,800

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 145,677,218	$ 12,920,750	$ 3,744,508	$ -
From net realized gain	198,282,881	18,621,082	5,396,503	-
Total	$ 343,960,099	$ 31,541,832	$ 9,141,011	$ -

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 164,164,158	$ 10,221,979	$ 782,580
From net realized gain	461,223,111	30,154,839	2,252,289
Total	$ 625,387,269	$ 40,376,818	$ 3,034,869

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 22.75	$ 25.52	$ 25.71	$ 25.42	$ 24.28
Income from Investment Operations
Net investment income (loss) C	.34	.34	.40	.41	.38
Net realized and unrealized gain (loss)	(4.08)	(1.51)	1.46	1.10	2.31
Total from investment operations	(3.74)	(1.17)	1.86	1.51	2.69
Distributions from net investment income	(.36)	(.42)	(.44)	(.38)	(.34)
Distributions from net realized gain	(.49)	(1.18)	(1.61)	(.84)	(1.21)
Total distributions	(.85)	(1.60)	(2.05)	(1.22)	(1.55)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.16	$ 22.75	$ 25.52	$ 25.71	$ 25.42
Total Return A, B	(16.95)%	(4.96)%	8.42%	6.33%	11.63%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.58%	.56%	.57%	.58%
Expenses net of voluntary waivers, if any	.57%	.58%	.56%	.57%	.58%
Expenses net of all reductions	.56%	.57%	.55%	.56%	.57%
Net investment income (loss)	1.70%	1.47%	1.68%	1.57%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,895,940	$ 9,256,205	$ 9,969,086	$ 11,014,291	$ 11,409,912
Portfolio turnover rate	25%	24%	22%	27%	28%

Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

Total returns would have been lower had certain expenses not been reduced during the periods shown.

Calculated based on average shares outstanding during the period.

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 22.67	$ 25.45	$ 25.66	$ 25.39	$ 24.27
Income from Investment Operations
Net investment income (loss) C	.32	.31	.37	.38	.36
Net realized and unrealized gain (loss)	(4.06)	(1.51)	1.46	1.11	2.31
Total from investment operations	(3.74)	(1.20)	1.83	1.49	2.67
Distributions from net investment income	(.34)	(.40)	(.43)	(.38)	(.34)
Distributions from net realized gain	(.49)	(1.18)	(1.61)	(.84)	(1.21)
Total distributions	(.83)	(1.58)	(2.04)	(1.22)	(1.55)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.10	$ 22.67	$ 25.45	$ 25.66	$ 25.39
Total Return A, B	(17.00)%	(5.09)%	8.30%	6.25%	11.54%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.68%	.66%	.67%	.68%
Expenses net of voluntary waivers, if any	.67%	.68%	.66%	.67%	.68%
Expenses net of all reductions	.66%	.67%	.65%	.66%	.67%
Net investment income (loss)	1.60%	1.37%	1.58%	1.47%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 771,516	$ 836,017	$ 634,897	$ 437,332	$ 225,145
Portfolio turnover rate	25%	24%	22%	27%	28%

Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

Total returns would have been lower had certain expenses not been reduced during the periods shown.

Calculated based on average shares outstanding during the period.

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 22.59	$ 25.41	$ 25.18
Income from Investment Operations
Net investment income (loss) E	.28	.27	.32
Net realized and unrealized gain (loss)	(4.04)	(1.50)	1.95
Total from investment operations	(3.76)	(1.23)	2.27
Distributions from net investment income	(.34)	(.41)	(.43)
Distributions from net realized gain	(.49)	(1.18)	(1.61)
Total distributions	(.83)	(1.59)	(2.04)
Redemption fees added to paid in capital E	-	-	-
Net asset value, end of period	$ 18.00	$ 22.59	$ 25.41
Total Return B,C, D	(17.15)%	(5.23)%	10.19%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.84%	.83% A
Expenses net of voluntary waivers, if any	.83%	.84%	.83% A
Expenses net of all reductions	.82%	.83%	.82% A
Net investment income (loss)	1.44%	1.21%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 403,632	$ 226,078	$ 39,911
Portfolio turnover rate	25%	24%	22%

Annualized

Total returns for periods of less than one year are not annualized.

Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

Total returns would have been lower had certain expenses not been reduced during the periods shown.

Calculated based on average shares outstanding during the period.

For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 21.82
Income from Investment Operations
Net investment income (loss) E	.18
Net realized and unrealized gain (loss)	(4.01)
Total from investment operations	(3.83)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 17.99
Total Return B,C, D	(17.55)%
Ratios to Average Net Assets G
Expenses before expense reductions	.85% A
Expenses net of voluntary waivers, if any	.85% A
Expenses net of all reductions	.84% A
Net investment income (loss)	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 471
Portfolio turnover rate	25%

Annualized

Total returns for periods of less than one year are not annualized.

Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

Total returns would have been lower had certain expenses not been reduced during the periods shown.

Calculated based on average shares outstanding during the period.

For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Equity-Income Portfolio (the fund) is a fund of Variable Insurance Products Fund(the trust) (referred to in this report as Fidelity Variable Insurance Products: Equity Income Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, defaulted bonds, market discount, contingent interest, capital loss carryforwards, non-taxable dividends and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,369,267,422	|
Unrealized depreciation	(1,339,969,325)
Net unrealized appreciation (depreciation)	29,298,097
Undistributed ordinary income	149,805,250
Capital loss carryforward	(127,840,102)
Total Distributable earnings	$ 51,263,245
Cost for federal income tax purposes	$ 8,063,499,847

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 175,952,709	$ 175,168,717
Long-term Capital Gains	208,690,233	493,630,239
Total	$ 384,642,942	$ 668,798,956

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations, corporate obligations and mortgage loan obligations which may be below investment-grade quality, and equity securities. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Equity-Income Portfolio

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 831,876	|
Service Class 2	792,654
Service Class 2R	305
	$ 1,624,835

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 5,549,564	|
Service Class	569,418
Service Class 2	239,734
Service Class 2R	114
	$ 6,358,830

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,032,287 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $844,336 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $302.

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 12% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company was the owner of record of 25% of the total outstanding shares of the fund.

Equity-Income Portfolio

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Equity-Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Equity-Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of VIP Equity-Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Stephen R. Petersen (46)

Year of Election or Appointment: 1997

Vice President of VIP Equity-Income. Mr. Petersen is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Equity-Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Equity-Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Equity-Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP Equity-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Equity-Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Equity-Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Equity-Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	93%
Service Class	98%
Service Class 2	98%

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPEI-ANN-0203 338232
1.540027.105

Fidelity® Variable Insurance Products:

Growth Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® VIP: Growth - Initial Class	-30.10%	-0.36%	8.44%
Russell 3000 ® Growth Index	-28.04%	-4.11%	6.30%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	7.30%
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	7.28%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 ® Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Portfolio - Initial Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Growth Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® VIP: Growth - Service Class	-30.20%	-0.46%	8.38%
Russell 3000® Growth Index	-28.04%	-4.11%	6.30%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	7.30%
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	7.28%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Growth Portfolio - Service Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Growth Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Growth - Service Class 2	-30.30%	-0.55%	8.33%
Russell 3000® Growth Index	-28.04%	-4.11%	6.30%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	7.30%
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	7.28%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Portfolio - Service Class 2 on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Growth Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jennifer Uhrig, Portfolio Manager of Growth Portfolio

Q. How did the fund perform, Jennifer?

A. The tough times continued for growth investors. For the 12 months that ended December 31, 2002, the fund's performance trailed that of both the Russell 3000 Growth Index, which fell 28.04%, and the variable annuity growth funds average, which declined 25.44% according to Lipper Inc.

Q. What factors influenced the fund's performance?

A. A third straight year of negative returns took a heavy toll on most growth stocks, with the third quarter of 2002 proving exceptionally harsh. Within the portfolio, the fund's performance was hindered by its investments in both semiconductor and airline stocks. On the positive side, many of the fund's consumer-related holdings contributed gains during the period, as did several energy services holdings.

Q. Why were you bullish on semiconductor and airline stocks?

A. The fund's investments in each of these areas were plays on an improving economy, which I thought might emerge during the second half of the period. Semiconductor stocks tend to react positively in advance of an economic recovery. As for the airlines, I expected consumer and business travel to improve gradually following the September 2001 attacks. Unfortunately, investors became increasingly skeptical regarding an economic rebound, and this sentiment shift hurt our semiconductor positions, including Agere Systems and Advanced Micro Devices. In terms of the airlines, consumer travel came back - thanks to deep fare discounts - but business travel failed to recover significantly. This had a negative effect on Delta Airlines and Continental Airlines.

Q. Your early emphasis on consumer stocks helped performance. Where did you find opportunities?

A. Mostly in the areas of homebuilding, retail and restaurants. Companies in these groups typically perform well during the first stages of an economic recovery, especially when the Federal Reserve Board is lowering interest rates. As such, the fund's positions in homebuilders Pulte Homes, D.R. Horton and Lennar contributed positively, as did our positions in toy retailer Mattel, which makes the ever-popular Barbie dolls, and toolmaker Black & Decker. Several of our restaurant stocks also fared well, particularly Tricon Global, the parent company of Pizza Hut, Kentucky Fried Chicken and Taco Bell.

Q. You then pulled back on consumer names in the second half, and increased the fund's exposure to both health and finance stocks. Why?

A. The fund's consumer names performed well early on, but I scaled back when many of the stocks got too expensive for my liking. At that point, I began to build up our drug stock exposure, and also found some appealing stories in both the insurance and bank groups. Drug stock valuations had fallen dramatically, and I felt many had good long-term growth profiles. While the group continued to suffer during this period, one solid performer was Merck, which had five new products in Phase III - the final step of testing before drugs are reviewed by the government. As for my focus on finance stocks, I particularly liked the pricing cycle we saw within the property and casualty insurance market, and I made a larger commitment to leading insurer American International Group (AIG). I also bumped up the fund's exposure to credit-sensitive banks - such as Bank One and MBNA - as consumer credit improved. MBNA performed well, while AIG and Bank One were mixed.

Q. Which other investments performed well? Which ones were disappointments?

A. The fund's investment in medical technology company Boston Scientific performed well, largely in anticipation of the company's new drug-coated stent product, which is designed to keep treated coronary arteries free from recurring blockages. American Express was another good stock, as were energy services names Weatherford International and Smith International, both of which benefited from rising oil prices. In terms of disappointments, the fund's positions in Qwest Communications and Charter Communications lagged due to weak industry fundamentals and high debt loads. The fund did not own Qwest at the end of the period.

Q. What's your outlook, Jennifer?

A. I'm optimistic, but also realistic. The economic improvement that didn't come in 2002 could materialize in 2003, but the recovery may well be slow and gradual. As we enter the new year, I have the fund positioned with an upturn in mind, as evidenced by our overweighted stake in technology stocks. I also like drug stocks, which could still show decent growth even if the economy slips or improves only moderately.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential

Start date: October 9, 1986

Size: as of December 31, 2002, more than
$8.3 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Microsoft Corp.	5.0
Johnson & Johnson	3.6
Merck & Co., Inc.	3.4
Pfizer, Inc.	3.3
Wal-Mart Stores, Inc.	3.0
18.3
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Information Technology	24.9
Health Care	24.9
Financials	14.6
Consumer Discretionary	13.1
Industrials	6.7
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks	97.7%
Short-Term Investments and Net Other Assets	2.3%

* Foreign investments	5.8%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.1%
Hotels, Restaurants & Leisure - 0.6%
Brinker International, Inc. (a)	991,850	$ 31,987,163
Darden Restaurants, Inc.	826,300	16,897,835
		48,884,998
Household Durables - 1.0%
Black & Decker Corp.	577,740	24,779,269
Centex Corp.	91,600	4,598,320
KB Home	106,100	4,546,385
Leggett & Platt, Inc.	995,200	22,332,288
Maytag Corp.	499,070	14,223,495
Nintendo Co. Ltd.	93,600	8,739,783
Pulte Homes, Inc.	98,000	4,691,260
		83,910,800
Leisure Equipment & Products - 0.5%
Mattel, Inc.	2,217,200	42,459,380
Media - 5.4%
AOL Time Warner, Inc. (a)	6,252,600	81,909,060
Charter Communications, Inc. Class A (a)	5,596,000	6,603,280
Comcast Corp.:
Class A (a)	643,124	15,158,433
Class A (special) (a)	1,280,200	28,919,718
Cox Communications, Inc. Class A (a)	1,580,400	44,883,360
E.W. Scripps Co. Class A	599,100	46,100,745
Interpublic Group of Companies, Inc.	1,903,700	26,804,096
Lamar Advertising Co. Class A (a)	1,609,700	54,166,405
Pixar (a)	293,200	15,536,668
Tribune Co.	544,500	24,752,970
Univision Communications, Inc. Class A (a)	1,220,600	29,904,700
Viacom, Inc. Class B (non-vtg.) (a)	1,807,825	73,686,947
		448,426,382
Multiline Retail - 3.3%
Saks, Inc. (a)	2,452,800	28,795,872
Wal-Mart Stores, Inc.	4,850,500	244,998,755
		273,794,627
Specialty Retail - 2.3%
AutoZone, Inc. (a)	261,000	18,439,650
Home Depot, Inc.	2,505,700	60,036,572
Limited Brands, Inc.	1,965,700	27,382,201
Lowe's Companies, Inc.	2,412,930	90,484,875
		196,343,298
TOTAL CONSUMER DISCRETIONARY		1,093,819,485
CONSUMER STAPLES - 5.9%
Beverages - 2.8%
Coca-Cola Enterprises, Inc.	996,100	21,635,292

	Shares	Value (Note 1)
PepsiCo, Inc.	1,753,880	$ 74,048,814
The Coca-Cola Co.	3,049,000	133,607,180
		229,291,286
Household Products - 1.1%
Procter & Gamble Co.	1,085,060	93,250,056
Personal Products - 0.8%
Gillette Co.	2,232,000	67,763,520
Tobacco - 1.2%
Loews Corp. - Carolina Group	765,600	15,518,712
Philip Morris Companies, Inc.	2,048,300	83,017,599
		98,536,311
TOTAL CONSUMER STAPLES		488,841,173
ENERGY - 5.2%
Energy Equipment & Services - 4.9%
Baker Hughes, Inc.	1,192,370	38,382,390
BJ Services Co. (a)	1,200,360	38,783,632
Cooper Cameron Corp. (a)	538,300	26,818,106
ENSCO International, Inc.	784,700	23,109,415
Global Industries Ltd. (a)	2,926,465	12,203,359
Grant Prideco, Inc. (a)	255,200	2,970,528
Nabors Industries Ltd. (a)	811,410	28,618,431
National-Oilwell, Inc. (a)	1,114,600	24,342,864
Noble Corp. (a)	908,400	31,930,260
Schlumberger Ltd. (NY Shares)	1,488,700	62,659,383
Smith International, Inc. (a)	887,300	28,943,726
Tidewater, Inc.	765,200	23,797,720
Varco International, Inc. (a)	1,266,100	22,030,140
Weatherford International Ltd. (a)	1,042,440	41,624,629
		406,214,583
Oil & Gas - 0.3%
Noble Energy, Inc.	453,600	17,032,680
YUKOS Corp. sponsored ADR	75,200	10,509,200
		27,541,880
TOTAL ENERGY		433,756,463
FINANCIALS - 14.6%
Banks - 2.6%
Bank of America Corp.	622,500	43,307,325
Bank One Corp.	2,221,190	81,184,495
Fifth Third Bancorp	1,050,900	61,530,195
FleetBoston Financial Corp.	401,200	9,749,160
Wells Fargo & Co.	517,200	24,241,164
		220,012,339
Diversified Financials - 7.1%
American Express Co.	2,362,700	83,521,445
Charles Schwab Corp.	4,444,750	48,225,538
Citigroup, Inc.	2,133,310	75,071,179
Fannie Mae	2,228,500	143,359,405
Freddie Mac	836,700	49,407,135
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Goldman Sachs Group, Inc.	343,900	$ 23,419,590
MBNA Corp.	3,977,230	75,646,915
Merrill Lynch & Co., Inc.	676,500	25,673,175
Morgan Stanley	515,100	20,562,792
Nomura Holdings, Inc.	983,000	11,040,853
SLM Corp.	326,400	33,899,904
		589,827,931
Insurance - 4.9%
ACE Ltd.	1,202,200	35,272,548
AFLAC, Inc.	1,611,420	48,535,970
Allstate Corp.	1,229,800	45,490,302
American International Group, Inc.	3,250,366	188,033,673
Hartford Financial Services Group, Inc.	737,700	33,513,711
Travelers Property Casualty Corp.:
Class A	145,447	2,130,799
Class B (a)	1,867,830	27,363,710
XL Capital Ltd. Class A	327,200	25,276,200
		405,616,913
TOTAL FINANCIALS		1,215,457,183
HEALTH CARE - 24.9%
Biotechnology - 2.2%
Amgen, Inc. (a)	759,100	36,694,894
Biogen, Inc. (a)	748,200	29,972,892
Cambridge Antibody Technology Group PLC (a)	1,012,375	8,374,337
Cephalon, Inc. (a)	730,600	35,556,841
Geneprot, Inc. (c)	826,000	2,891,000
Gilead Sciences, Inc. (a)	659,600	22,426,400
IDEC Pharmaceuticals Corp. (a)	968,000	32,108,560
ImClone Systems, Inc. (a)	715,547	7,599,825
Millennium Pharmaceuticals, Inc. (a)	863,880	6,859,207
		182,483,956
Health Care Equipment & Supplies - 4.1%
Alcon, Inc.	966,300	38,120,535
Baxter International, Inc.	1,979,400	55,423,200
Boston Scientific Corp. (a)	1,113,600	47,350,272
Medtronic, Inc.	3,133,100	142,869,360
St. Jude Medical, Inc. (a)	1,349,100	53,586,252
		337,349,619
Health Care Providers & Services - 0.7%
McKesson Corp.	1,730,500	46,775,415
UnitedHealth Group, Inc.	162,000	13,527,000
		60,302,415
Pharmaceuticals - 17.9%
Abbott Laboratories	3,221,100	128,844,000
Barr Laboratories, Inc. (a)	345,100	22,462,559
Bristol-Myers Squibb Co.	355,000	8,218,250

	Shares	Value (Note 1)
Eli Lilly & Co.	1,328,670	$ 84,370,545
Forest Laboratories, Inc. (a)	314,400	30,880,368
Johnson & Johnson	5,626,420	302,195,018
Merck & Co., Inc.	4,942,860	279,815,305
Pfizer, Inc.	9,052,285	276,728,352
Pharmacia Corp.	2,445,100	102,205,180
Schering-Plough Corp.	3,758,700	83,443,140
Teva Pharmaceutical Industries Ltd. sponsored ADR	844,400	32,602,284
Wyeth	3,602,400	134,729,760
		1,486,494,761
TOTAL HEALTH CARE		2,066,630,751
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.3%
Lockheed Martin Corp.	1,173,320	67,759,230
Northrop Grumman Corp.	379,200	36,782,400
		104,541,630
Airlines - 0.3%
Delta Air Lines, Inc.	1,792,800	21,692,880
Commercial Services & Supplies - 2.1%
Cintas Corp.	90,000	4,117,500
Corinthian Colleges, Inc. (a)	244,600	9,260,556
First Data Corp.	2,255,100	79,853,091
Paychex, Inc.	2,223,900	62,046,810
Robert Half International, Inc. (a)	1,358,700	21,888,657
		177,166,614
Electrical Equipment - 0.2%
Energizer Holdings, Inc. (a)	586,200	16,354,980
Industrial Conglomerates - 2.8%
3M Co.	201,100	24,795,630
General Electric Co.	5,411,740	131,775,869
Tyco International Ltd.	4,720,900	80,632,972
		237,204,471
TOTAL INDUSTRIALS		556,960,575
INFORMATION TECHNOLOGY - 24.9%
Communications Equipment - 4.1%
3Com Corp. (a)	1,471,300	6,812,119
Advanced Fibre Communication, Inc. (a)	991,100	16,531,548
Alcatel SA sponsored ADR	2,986,300	13,259,172
Cisco Systems, Inc. (a)	8,415,820	110,247,242
Emulex Corp. (a)	149,500	2,773,225
Foundry Networks, Inc. (a)	1,539,100	10,835,264
Harris Corp.	1,192,900	31,373,270
Motorola, Inc.	7,548,000	65,290,200
Nokia Corp. sponsored ADR	2,339,900	36,268,450
QUALCOMM, Inc. (a)	1,318,400	47,976,576
		341,367,066
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 3.4%
Dell Computer Corp. (a)	5,729,000	$ 153,193,460
EMC Corp. (a)	2,116,400	12,994,696
International Business Machines Corp.	721,970	55,952,675
Lexmark International, Inc. Class A (a)	413,300	25,004,650
Network Appliance, Inc. (a)	403,300	4,033,000
Sun Microsystems, Inc. (a)	10,602,300	32,973,153
		284,151,634
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	3,253,160	58,426,754
Amphenol Corp. Class A (a)	296,800	11,278,400
Sanmina-SCI Corp. (a)	4,656,200	20,906,338
Waters Corp. (a)	1,080,400	23,531,112
		114,142,604
Internet Software & Services - 0.8%
Overture Services, Inc. (a)	1,232,171	33,650,590
Yahoo!, Inc. (a)	2,144,700	35,065,845
		68,716,435
Semiconductor Equipment & Products - 8.5%
Advanced Micro Devices, Inc. (a)	4,619,100	29,839,386
Agere Systems, Inc.:
Class A (a)	10,101,845	14,546,657
Class B (a)	15,530,209	21,742,293
Analog Devices, Inc. (a)	1,862,200	44,450,714
Applied Materials, Inc. (a)	3,576,500	46,601,795
ASML Holding NV (NY Shares) (a)	6,103,187	51,022,643
Atmel Corp. (a)	4,728,500	10,544,555
Broadcom Corp. Class A (a)	1,848,900	27,844,434
Cypress Semiconductor Corp. (a)	3,942,700	22,552,244
Integrated Device Technology, Inc. (a)	3,167,400	26,511,138
Intel Corp.	7,925,800	123,404,706
Intersil Corp. Class A (a)	1,843,356	25,696,383
KLA-Tencor Corp. (a)	979,520	34,645,622
LAM Research Corp. (a)	1,874,200	20,241,360
Marvell Technology Group Ltd. (a)	582,600	10,987,836
Micron Technology, Inc. (a)	1,951,100	19,003,714
National Semiconductor Corp. (a)	582,200	8,738,822
NVIDIA Corp. (a)	3,437,788	39,568,940
QLogic Corp. (a)	524,437	18,098,321

	Shares	Value (Note 1)
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	5,423,232	$ 38,233,786
Texas Instruments, Inc.	5,086,850	76,353,619
		710,628,968
Software - 6.7%
Adobe Systems, Inc.	1,295,600	32,132,176
Electronic Arts, Inc. (a)	896,984	44,642,894
Microsoft Corp. (a)	7,988,923	413,027,312
Red Hat, Inc. (a)	1,011,403	5,977,392
Synopsys, Inc. (a)	566,378	26,138,345
Take-Two Interactive Software, Inc. (a)	845,645	19,864,201
VERITAS Software Corp. (a)	903,831	14,117,840
		555,900,160
TOTAL INFORMATION TECHNOLOGY		2,074,906,867
MATERIALS - 1.0%
Chemicals - 0.5%
Lyondell Chemical Co.	3,010,600	38,053,984
Containers & Packaging - 0.2%
Owens-Illinois, Inc. (a)	1,255,700	18,308,106
Metals & Mining - 0.3%
Arch Coal, Inc.	486,200	10,497,058
Massey Energy Corp.	1,468,900	14,277,708
		24,774,766
TOTAL MATERIALS		81,136,856
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.6%
AT&T Corp.	973,060	25,406,597
KT Corp. sponsored ADR	1,090,400	23,498,120
TeraBeam Networks (c)	60,800	15,200
		48,919,917
Wireless Telecommunication Services - 0.8%
SK Telecom Co. Ltd. sponsored ADR	1,092,000	23,314,200
Vodafone Group PLC sponsored ADR	2,250,100	40,771,812
		64,086,012
TOTAL TELECOMMUNICATION SERVICES		113,005,929
TOTAL COMMON STOCKS (Cost $8,078,391,351)		8,124,515,282
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,528,257)	88,646	88,646
Money Market Funds - 3.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b)	182,894,991	$ 182,894,991
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	75,642,400	75,642,400
TOTAL MONEY MARKET FUNDS (Cost $258,537,391)		258,537,391
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $8,338,456,999)		8,383,141,319
NET OTHER ASSETS - (0.8)%		(69,502,539)
NET ASSETS - 100%		$ 8,313,638,780
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 1,528,257
Geneprot, Inc.	7/7/00	$ 4,543,000
TeraBeam Networks	4/7/00	$ 228,000
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $9,432,517,424 and $10,597,818,176, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $3,701,217, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $978,016 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,994,846 or 0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $31,900,508. The weighted average interest rate was 1.86%. Interest expense includes $100,310 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $10,197,000. The weighted average interest rate was 2.19%. Interest expense includes $620 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $4,287,791,000 of which $2,090,079,000 and $2,197,712,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $66,995,931) (cost $8,338,456,999) - See accompanying schedule		$ 8,383,141,319
Receivable for investments sold		9,245,238
Receivable for fund shares sold		6,182,934
Dividends receivable		10,132,161
Interest receivable		187,781
Other receivables		947,825
Total assets		8,409,837,258

Liabilities
Payable for investments purchased	$ 5,989,637
Payable for fund shares redeemed	9,828,672
Accrued management fee	4,199,312
Distribution fees payable	141,236
Other payables and accrued expenses	397,221
Collateral on securities loaned, at value	75,642,400
Total liabilities		96,198,478

Net Assets		$ 8,313,638,780
Net Assets consist of:
Paid in capital		$ 12,680,965,687
Undistributed net investment income		22,669,639
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,434,684,927)
Net unrealized appreciation (depreciation) on investments		44,688,381
Net Assets		$ 8,313,638,780
Initial Class: Net Asset Value, offering price and redemption price per share ($7,016,146,709 ÷ 299,372,922 shares)		$ 23.44

Service Class: Net Asset Value, offering price and redemption price per share ($1,058,738,433 ÷ 45,355,660 shares)		$ 23.34

Service Class 2: Net Asset Value, offering price and redemption price per share ($238,543,220 ÷ 10,278,040 shares)		$ 23.21

Service Class 2R: Net Asset Value, offering price and redemption price per share ($210,418 ÷ 9,069 shares)		$ 23.20

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 88,365,716
Interest		1,684,419
Security lending		861,139
Total income		90,911,274

Expenses
Management fee	$ 61,382,867
Transfer agent fees	7,076,210
Distribution fees	1,872,797
Accounting and security lending fees	928,701
Non-interested trustees' compensation	52,080
Custodian fees and expenses	189,982
Audit	71,592
Legal	87,348
Interest	100,930
Miscellaneous	598,690
Total expenses before reductions	72,361,197
Expense reductions	(5,921,656)	66,439,541
Net investment income (loss)		24,471,733
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,263,451,848)
Foreign currency transactions	115,388
Total net realized gain (loss)		(2,263,336,460)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,669,651,454)
Assets and liabilities in foreign currencies	(10,197)
Total change in net unrealized appreciation (depreciation)		(1,669,661,651)
Net gain (loss)		(3,932,998,111)
Net increase (decrease) in net assets resulting from operations		$ (3,908,526,378)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,471,733	$ 25,955,845
Net realized gain (loss)	(2,263,336,460)	(2,008,980,783)
Change in net unrealized appreciation (depreciation)	(1,669,661,651)	(1,103,298,763)
Net increase (decrease) in net assets resulting from operations	(3,908,526,378)	(3,086,323,701)
Distributions to shareholders from net investment income	(25,839,894)	(10,651,148)
Distributions to shareholders from net realized gain	-	(1,124,534,087)
Total distributions	(25,839,894)	(1,135,185,235)
Share transactions - net increase (decrease)	(1,057,887,768)	105,985,623
Redemption fees	134	-
Total increase (decrease) in net assets	(4,992,253,906)	(4,115,523,313)

Net Assets
Beginning of period	13,305,892,686	17,421,415,999
End of period (including undistributed net investment income of $22,669,639 and undistributed net investment income of $24,523,436, respectively)	$ 8,313,638,780	$ 13,305,892,686
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2	Service Class 2R A
Sold	27,701,250	7,846,255	8,720,137	9,679
Reinvested	745,326	62,377	7,951	-
Redeemed	(69,998,416)	(12,009,200)	(4,193,267)	(610)
Net increase (decrease)	(41,551,840)	(4,100,568)	4,534,821	9,069
Dollars
Sold	$ 783,515,852	$ 225,005,883	$ 237,415,474	$ 256,038
Reinvested	23,619,367	1,970,483	250,044	-
Redeemed	(1,899,343,201)	(321,589,917)	(108,973,421)	(14,370)
Net increase (decrease)	$ (1,092,207,982)	$ (94,613,551)	$ 128,692,097	$ 241,668
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	39,041,869	13,312,909	5,569,506
Reinvested	24,560,455	3,016,784	119,736
Redeemed	(78,112,878)	(9,325,901)	(1,260,574)
Net increase (decrease)	(14,510,554)	7,003,792	4,428,668
Dollars
Sold	$ 1,384,695,642	$ 479,702,662	$ 192,198,699
Reinvested	1,006,978,664	123,326,141	4,880,430
Redeemed	(2,719,903,391)	(324,004,271)	(41,888,953)
Net increase (decrease)	$ (328,229,085)	$ 279,024,532	$ 155,190,176
Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 23,619,367	$ 1,970,483	$ 250,044	$ -
From net realized gain	-	-	-	-
Total	$ 23,619,367	$ 1,970,483	$ 250,044	$ -
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,599,775	$ -	$ 51,373
From net realized gain	996,378,889	123,326,141	4,829,057
Total	$ 1,006,978,664	$ 123,326,141	$ 4,880,430

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 33.61	$ 43.66	$ 54.93	$ 44.87	$ 37.10
Income from Investment Operations
Net investment income (loss) C	.07	.07	.03	.07	.08
Net realized and unrealized gain (loss)	(10.17)	(7.27)	(5.27)	15.10	12.85
Total from investment operations	(10.10)	(7.20)	(5.24)	15.17	12.93
Distributions from net investment income	(.07)	(.03)	(.06)	(.08)	(.19)
Distributions from net realized gain	-	(2.82)	(5.97)	(5.03)	(4.97)
Total distributions	(.07)	(2.85)	(6.03)	(5.11)	(5.16)
Redemption fees added to paid in capitalC	-	-	-	-	-
Net asset value, end of period	$ 23.44	$ 33.61	$ 43.66	$ 54.93	$ 44.87
Total Return A,B	(30.10)%	(17.67)%	(10.96)%	37.44%	39.49%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.68%	.65%	.66%	.68%
Expenses net of voluntary waivers, if any	.67%	.68%	.65%	.66%	.68%
Expenses net of all reductions	.61%	.65%	.64%	.65%	.66%
Net investment income (loss)	.25%	.19%	.07%	.14%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,016,147	$ 11,458,659	$ 15,517,271	$ 17,142,411	$ 11,243,824
Portfolio turnover rate	90%	105%	103%	84%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 33.48	$ 43.51	$ 54.80	$ 44.82	$ 37.09
Income from Investment Operations
Net investment income (loss) C	.04	.03	(.02)	.02	.06
Net realized and unrealized gain (loss)	(10.14)	(7.24)	(5.25)	15.07	12.83
Total from investment operations	(10.10)	(7.21)	(5.27)	15.09	12.89
Distributions from net investment income	(.04)	-	(.05)	(.08)	(.19)
Distributions from net realized gain	-	(2.82)	(5.97)	(5.03)	(4.97)
Total distributions	(.04)	(2.82)	(6.02)	(5.11)	(5.16)
Redemption fees added to paid in capitalC	-	-	-	-	-
Net asset value, end of period	$ 23.34	$ 33.48	$ 43.51	$ 54.80	$ 44.82
Total Return A,B	(30.20)%	(17.74)%	(11.05)%	37.29%	39.38%
Ratios to Average Net Assets D
Expenses before expense reductions	.77%	.78%	.76%	.77%	.80%
Expenses net of voluntary waivers, if any	.77%	.78%	.76%	.77%	.80%
Expenses net of all reductions	.71%	.75%	.74%	.75%	.75%
Net investment income (loss)	.15%	.09%	(.04) %	.04%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,058,738	$ 1,655,758	$ 1,847,051	$ 916,330	$ 136,142
Portfolio turnover rate	90%	105%	103%	84%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 33.34	$ 43.43	$ 53.40
Income from Investment Operations
Net investment income (loss) E	-	(.02)	(.09)
Net realized and unrealized gain (loss)	(10.09)	(7.22)	(3.86)
Total from investment operations	(10.09)	(7.24)	(3.95)
Distributions from net investment income	(.04)	(.03)	(.05)
Distributions from net realized gain	-	(2.82)	(5.97)
Total distributions	(.04)	(2.85)	(6.02)
Redemption fees added to paid in capitalE	-	-	-
Net asset value, end of period	$ 23.21	$ 33.34	$ 43.43
Total Return B,C,D	(30.30)%	(17.87)%	(8.88)%
Ratios to Average Net Assets G
Expenses before expense reductions	.93%	.93%	.91% A
Expenses net of voluntary waivers, if any	.93%	.93%	.91% A
Expenses net of all reductions	.87%	.90%	.90% A
Net investment income (loss)	(.01)%	(.06)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 238,543	$ 191,475	$ 57,095
Portfolio turnover rate	90%	105%	103%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 31.05
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	(7.84)
Total from investment operations	(7.85)
Redemption fees added to paid in capitalE	-
Net asset value, end of period	$ 23.20
Total Return B,C,D	(25.28)%
Ratios to Average Net Assets G
Expenses before expense reductions	.96% A
Expenses net of voluntary waivers, if any	.96% A
Expenses net of all reductions	.90% A
Net investment income (loss)	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 210
Portfolio turnover rate	90%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,017,667,341
Unrealized depreciation	(1,119,987,920)
Net unrealized appreciation (depreciation)	(102,320,579)
Undistributed ordinary income	22,785,026
Capital loss carryforward	(4,287,791,262)
Cost for federal income tax purposes	$ 8,485,461,898

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 25,839,894	$ 10,651,148
Long-term Capital Gains	-	1,124,534,087
Total	$ 25,839,894	$ 1,135,185,235

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

Growth Portfolio

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 1,335,025
Service Class 2	537,602
Service Class 2R	170
$ 1,872,797

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 6,012,522
Service Class	901,380
Service Class 2	162,239
Service Class 2R	69
$ 7,076,210

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,666,991 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $5,919,764 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,892.

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 12% of the total outstanding shares of the fund. In addition, two unaffiliated insurance companies were the owners of record of 34% of the total outstanding shares of the fund.

Growth Portfolio

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Growth Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Name, Age; Principal Occupation
Jennifer Uhrig (41)
Year of Election or Appointment: 1997 Vice President of VIP Growth and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Growth. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Growth Portfolio

Distributions

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	100%
Service Class	100%
Service Class 2	100%

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGRWT-ANN-0203 338116
1.540077.105

Fidelity® Variable Insurance Products:

High Income Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy, and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch US High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: High Income - Initial Class	3.44%	-6.04%	3.46%
ML US High Yield Master II	-1.89%	0.52%	6.05%
Variable Annuity High Current Yield Funds Average	-0.69%	-1.12%	5.10%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch US High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: High Income Portfolio - Initial Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the ML US High Yield Master II Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: High Income - Service Class	3.62%	-6.11%	3.41%
ML US High Yield Master II	-1.89%	0.52%	6.05%
Variable Annuity High Current Yield Funds Average	-0.69%	-1.12%	5.10%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch US High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: High Income Portfolio - Service Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the ML US High Yield Master II Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: High Income - Service Class 2	3.30%	-6.22%	3.35%
ML US High Yield Master II	-1.89%	0.52%	6.05%
Variable Annuity High Current Yield Funds Average	-0.69%	-1.12%	5.10%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch US High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

This fund includes high yielding, lower rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: High Income Portfolio - Service Class 2 on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the ML US High Yield Master II Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Mark Notkin, Portfolio Manager of High Income Portfolio

Q. How did the fund perform, Mark?

A. Despite a mostly difficult environment for high-yield investing, the fund generated a positive return and outperformed its benchmark. For the 12-month period that ended December 31, 2002, the fund's benchmark, the Merrill Lynch US High Yield Master II Index, lost 1.89%. In addition, the fund outperformed a substantial majority of its peers, as measured by the Lipper Inc. variable annuity high current yield funds average, which fell 0.69%.

Q. How do you explain the fund's outperformance?

A. Most of the fund's strong relative performance stemmed from successful picks in the telecommunications sector. In particular, the fund benefited from a handful of good performers in the wireless communications industry, including Nextel Communications and AT&T Wireless. The fund also was helped by underweighting certain poor performers relative to the index, including companies weighed down by accounting problems, such as WorldCom, and Qwest.

Q. What was your fund management strategy during the year?

A. I continued to follow the same overall security selection approach I've always followed. My goal was to pick those companies with strong fundamentals whose securities were trading at attractive prices. At the same time, I sought to control the overall amount of risk in the portfolio. To control risk, I kept the fund's sector weightings reasonably close to those in the Merrill Lynch index, moderately overweighting or underweighting sectors when I had conviction about how I thought individual companies in those sectors would perform. During the past year, this approach led us to an overweighted position in fundamentally strong wireless communications companies. It also led us to de-emphasize companies in the utilities sector, especially those in the unregulated power industry; these businesses were hurt by an environment in which energy supply outstripped demand.

Q. What were some of the securities that helped fund performance?

A. As I mentioned earlier, Nextel and AT&T Wireless were two very successful investments. Nextel's focus on business customers, its unique product offering and its smart financial management helped boost the price of the company's bonds. AT&T Wireless, meanwhile, had a reasonably solid balance sheet with only modest leverage compared to its competitors. The company's bonds were relatively cheap because of general unease about the telecommunications sector; my decision to buy the bonds at an attractive price helped the fund's return during the period. The fund also benefited from owning less of WorldCom, one of the year's most notorious companies, than the benchmark did. After WorldCom declared bankruptcy, however, I added to our position in the company's bonds because I thought that there was unrecognized value in its customer base and worldwide communications network. This decision had a positive impact on the fund's performance.

Q. Did any of the fund's investments hurt the fund?

A. Yes - for example, NTL, a U.K.-based cable company. NTL, as with many other of its British competitors, was too aggressive in taking on debt, and the company's financial troubles weighed heavily on its bonds. Another cable business, Charter Communications, also dragged down the fund's results. The firm, along with the rest of the U.S. cable industry, was hurt by weaker-than-expected earnings and increasing competition from satellite television providers. Accounting irregularities further hurt Charter's performance. Finally, my investment in IXC Communications, which was bought by Broadwing (formerly Cincinnati Bell) during the period, was a disappointment. Broadwing encountered a difficult environment for its core communications businesses and was weighed down by an increasing amount of debt.

Q. What's your outlook, Mark?

A. I anticipate a favorable environment for high-yield investing. Yield spreads - the difference in available yields - between Treasuries and high-yield bonds are still at historically wide levels. With Treasury yields low, investors may begin looking to the high-yield market for attractive opportunities. Another positive sign is that the corporate debt default rate has been declining; this historically has been a very bullish sign for high-yield performance. Finally, many companies have been reducing debt and looking to improve their credit profile - a situation that can only benefit investors. In this environment, I will continue to select what I believe are the best high-yield opportunities for the fund while managing the portfolio's overall risk. If my outlook gradually becomes more favorable, I expect to carefully and selectively take on increasing amounts of risk to take advantage of improving market conditions.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: high current income, while also considering growth of capital, by normally investing primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities

Start date: September 19, 1985

Size: as of December 31, 2002, more than
$1.4 billion

Manager: Mark Notkin, since 2001; joined Fidelity in 1994

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investment Summary

Top Five Holdings as of December 31, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	4.3
EchoStar DBS Corp.	2.8
Allied Waste North America, Inc.	1.9
American Color Graphics, Inc.	1.5
Williams Companies, Inc.	1.4
11.9
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Telecommunications	14.8
Energy	10.4
Electric Utilities	9.1
Gaming	6.0
Healthcare	5.5
Quality Diversification (% of fund's net assets)
% of fund's net assets
AAA, AA, A	0.3%
BBB	5.5%
BB	30.1%
B	42.8%
CCC, CC, C	10.9%
Not Rated	1.3%
Equities	3.2%
Short-Term Investments and Net Other Assets	5.9%
We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Corporate Bonds - 89.1%
	Principal Amount	Value (Note 1)
Convertible Bonds - 3.5%
Cable TV - 0.2%
EchoStar Communications Corp. 4.875% 1/1/07 (e)	$ 3,425,000	$ 3,048,250
Healthcare - 0.7%
Total Renal Care Holdings:
7% 5/15/09 (e)	1,370,000	1,362,294
7% 5/15/09	9,030,000	8,979,206
		10,341,500
Technology - 1.9%
Celestica, Inc. liquid yield option note 0% 8/1/20	29,885,000	13,709,744
Sanmina-SCI Corp. 0% 9/12/20	18,435,000	7,512,263
Solectron Corp. liquid yield option note:
0% 5/8/20	1,479,000	905,888
0% 11/20/20	8,380,000	4,127,150
		26,255,045
Telecommunications - 0.7%
Nextel Communications, Inc. 5.25% 1/15/10	14,161,000	10,178,927
TOTAL CONVERTIBLE BONDS		49,823,722
Nonconvertible Bonds - 85.6%
Aerospace - 1.4%
Alliant Techsystems, Inc. 8.5% 5/15/11	10,955,000	11,831,400
BE Aerospace, Inc.:
8.875% 5/1/11	4,940,000	3,606,200
9.5% 11/1/08	490,000	377,300
L-3 Communications Corp.:
8% 8/1/08	90,000	93,375
8.5% 5/15/08	350,000	364,000
Transdigm, Inc. 10.375% 12/1/08	4,105,000	4,125,525
		20,397,800
Air Transportation - 1.4%
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	1,480,000	1,080,400
Continental Airlines, Inc. pass thru trust certificates:
6.795% 8/2/18	2,426,549	1,577,257
6.9% 1/2/17	895,387	582,002
Delta Air Lines, Inc.:
8.3% 12/15/29	6,105,000	3,357,750
8.54% 1/2/07	817,295	612,971
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	750,000	749,225
7.779% 11/18/05	1,295,000	1,036,000

	Principal Amount	Value (Note 1)
7.92% 5/18/12	$ 3,945,000	$ 3,289,622
10.06% 1/2/16	1,260,000	1,008,000
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	1,519,700	1,301,350
7.248% 7/2/14	2,152,479	1,076,240
7.575% 3/1/19	1,207,364	1,146,996
7.691% 4/1/17	240,000	192,000
7.95% 9/1/16	209,581	167,665
8.304% 9/1/10	1,958,194	1,370,736
U.S. Airways pass thru trust certificates 6.85% 7/30/19	1,141,539	913,231
		19,461,445
Automotive - 1.6%
ArvinMeritor, Inc. 8.75% 3/1/12	5,510,000	5,647,750
Cummins, Inc. 9.5% 12/1/10 (e)	1,710,000	1,812,600
Dana Corp. 10.125% 3/15/10	5,760,000	5,817,600
Dura Operating Corp. 8.625% 4/15/12	2,280,000	2,302,800
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (e)	2,240,000	1,568,000
Lear Corp.:
7.96% 5/15/05	920,000	938,400
8.11% 5/15/09	4,000,000	4,220,000
Stoneridge, Inc. 11.5% 5/1/12	160,000	152,800
		22,459,950
Broadcasting - 2.1%
Chancellor Media Corp. 8% 11/1/08	5,530,000	5,972,400
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	3,125,000	3,281,250
Nextmedia Operating, Inc. 10.75% 7/1/11	3,990,000	4,189,500
Radio One, Inc. 8.875% 7/1/11	15,400,000	16,516,500
		29,959,650
Building Materials - 0.1%
American Standard, Inc. 7.375% 2/1/08	1,180,000	1,227,200
Cable TV - 5.0%
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	7,220,000	3,176,800
9.625% 11/15/09	660,000	290,400
10% 4/1/09	3,050,000	1,342,000
10% 5/15/11	15,385,000	6,923,250
10.75% 10/1/09	2,440,000	1,073,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Cable TV - continued
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.: - continued
11.125% 1/15/11	$ 5,670,000	$ 2,494,800
CSC Holdings, Inc. 7.625% 4/1/11	12,870,000	12,129,975
Diamond Cable Communications PLC yankee 13.25% 9/30/04 (c)	6,435,000	579,150
EchoStar DBS Corp.:
9.125% 1/15/09	6,400,000	6,704,000
9.375% 2/1/09	16,285,000	17,099,250
International Cabletel, Inc. 11.5% 2/1/06 (c)	25,540,000	2,809,400
NTL Communications Corp.:
0% 10/1/08 (c)(d)	935,000	84,150
11.5% 10/1/08 (c)	4,490,000	404,100
NTL, Inc.:
0% 4/1/08 (c)(d)	2,025,000	202,500
10% 2/15/07 (c)	1,650,000	181,500
PanAmSat Corp.:
6.125% 1/15/05	2,340,000	2,281,500
6.375% 1/15/08	3,540,000	3,398,400
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (d)	16,665,000	5,249,475
12.375% 8/1/06	1,410,000	747,300
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	320,000	57,600
11.25% 11/1/08 (c)	3,240,000	583,200
Telewest PLC yankee:
9.625% 10/1/06 (c)	7,980,000	1,436,400
11% 10/1/07 (c)	15,900,000	2,941,500
		72,190,250
Capital Goods - 1.4%
AGCO Corp. 9.5% 5/1/08	1,020,000	1,101,600
Kansas City Southern Railway Co.:
7.5% 6/15/09	10,260,000	10,773,000
9.5% 10/1/08	590,000	647,525
Tyco International Group SA:
6.125% 11/1/08	195,000	182,325
yankee 6.375% 10/15/11	7,810,000	7,302,350
		20,006,800
Chemicals - 1.4%
Huntsman International LLC 9.875% 3/1/09	6,830,000	7,000,750

	Principal Amount	Value (Note 1)
Lyondell Chemical Co.:
9.5% 12/15/08	$ 2,480,000	$ 2,256,800
9.5% 12/15/08 (e)	2,880,000	2,721,600
9.625% 5/1/07	2,355,000	2,243,138
9.875% 5/1/07	1,775,000	1,704,000
11.125% 7/15/12	1,375,000	1,340,625
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(e)	5,580,000	3,013,200
		20,280,113
Consumer Products - 1.4%
Revlon Consumer Products Corp. 12% 12/1/05	13,655,000	13,108,800
The Hockey Co. 11.25% 4/15/09	7,215,000	7,359,300
		20,468,100
Containers - 2.7%
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (e)	3,655,000	3,764,650
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (e)	3,510,000	3,553,875
8.875% 2/15/09	7,155,000	7,369,650
Owens-Illinois, Inc.:
7.15% 5/15/05	7,300,000	7,062,750
7.35% 5/15/08	440,000	407,000
7.5% 5/15/10	640,000	590,400
7.8% 5/15/18	480,000	398,400
7.85% 5/15/04	2,510,000	2,453,525
8.1% 5/15/07	6,000,000	5,820,000
Sealed Air Corp.:
6.95% 5/15/09 (e)	5,355,000	5,569,200
8.75% 7/1/08 (e)	1,305,000	1,448,550
		38,438,000
Diversified Media - 2.3%
Corus Entertainment, Inc. 8.75% 3/1/12	8,910,000	9,444,600
Entravision Communications Corp. 8.125% 3/15/09	7,890,000	8,284,500
Lamar Media Corp.:
7.25% 1/1/13 (e)	1,650,000	1,670,625
8.625% 9/15/07	3,435,000	3,593,869
9.625% 12/1/06	1,970,000	2,038,950
LBI Media, Inc. 10.125% 7/15/12 (e)	5,015,000	5,240,675
Penton Media, Inc. 11.875% 10/1/07	3,220,000	2,672,600
		32,945,819
Electric Utilities - 8.7%
AES Corp.:
8.75% 6/15/08	970,000	572,300
8.875% 2/15/11	2,510,000	1,455,800
9.5% 6/1/09	280,000	168,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Electric Utilities - continued
AES Drax Holdings Ltd. 10.41% 12/31/20	$ 8,195,000	$ 4,589,200
CMS Energy Corp.:
7.5% 1/15/09	6,745,000	5,766,975
8.5% 4/15/11	4,645,000	4,041,150
8.9% 7/15/08	1,015,000	862,750
9.875% 10/15/07	8,685,000	7,903,350
Edison International 6.875% 9/15/04	8,085,000	7,559,475
Illinois Power Co. 11.5% 12/15/10 (e)	3,310,000	3,194,150
Nevada Power Co. 10.875% 10/15/09 (e)	2,395,000	2,395,000
Noram Energy Corp. 6.5% 2/1/08	1,745,000	1,465,800
Oncor Electric Delivery Co. 7% 9/1/22 (e)	10,680,000	9,958,096
Pacific Gas & Electric Co.:
6.25% 8/1/03	3,625,000	3,588,750
6.25% 3/1/04	2,875,000	2,831,875
8.375% 5/1/25	1,390,000	1,341,350
9.625% 11/1/05 (e)	7,790,000	7,634,200
Reliant Energy Resources Corp.:
7.75% 2/15/11	1,725,000	1,449,000
8.125% 7/15/05	9,715,000	8,953,218
Sierra Pacific Power Co. 8% 6/1/08	2,615,000	2,458,100
Southern California Edison Co.:
7.125% 7/15/25	330,000	306,075
7.25% 3/1/26	1,020,000	946,050
7.625% 1/15/10	4,530,000	4,258,200
8.95% 11/3/03	7,340,000	7,266,600
TECO Energy, Inc. 10.5% 12/1/07 (e)	5,455,000	5,345,900
Texas Utilities Co. 6.375% 1/1/08	1,440,000	1,288,800
The Coastal Corp. 6.95% 6/1/28	245,000	156,800
TXU Corp. 6.375% 6/15/06	8,165,000	7,470,975
Western Resources, Inc.:
6.875% 8/1/04	2,555,000	2,350,600
7.875% 5/1/07	10,480,000	10,637,200
9.75% 5/1/07	7,425,000	6,831,000
		125,046,739

	Principal Amount	Value (Note 1)
Energy - 10.4%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	$ 6,060,000	$ 6,287,250
Chesapeake Energy Corp.:
8.125% 4/1/11	9,645,000	9,934,350
8.375% 11/1/08	1,940,000	1,998,200
CMS Panhandle Holding Co. 6.5% 7/15/09	3,420,000	3,283,200
DI Industries, Inc. 8.875% 7/1/07	3,720,000	3,813,000
El Paso Corp.:
7% 5/15/11	3,900,000	2,652,000
7.875% 6/15/12 (e)	5,590,000	3,913,000
El Paso Energy Corp.:
6.75% 5/15/09	2,475,000	1,707,750
7.375% 12/15/12	175,000	117,250
8.05% 10/15/30	910,000	564,200
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	4,615,000	4,245,800
10.625% 12/1/12 (e)	1,370,000	1,404,250
Encore Acquisition Co. 8.375% 6/15/12 (e)	4,325,000	4,498,000
Forest Oil Corp. 8% 12/15/11	3,450,000	3,631,125
Grant Prideco, Inc.:
9% 12/15/09 (e)	930,000	971,850
9.625% 12/1/07	3,220,000	3,413,200
Key Energy Services, Inc. 8.375% 3/1/08	1,700,000	1,780,750
Luscar Coal Ltd. 9.75% 10/15/11	3,770,000	4,052,750
Northwest Pipeline Corp. 6.625% 12/1/07	1,655,000	1,539,150
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24	485,000	436,500
8.25% 4/1/10	1,555,000	1,500,575
Plains All American Pipeline LP 7.75% 10/15/12 (e)	2,470,000	2,556,450
Plains Exploration & Production Co. LP 8.75% 7/1/12 (e)	7,725,000	7,995,375
SESI LLC 8.875% 5/15/11	390,000	397,800
Southern Natural Gas Co.:
7.35% 2/15/31	8,335,000	6,959,725
8% 3/1/32	165,000	144,375
Teekay Shipping Corp. 8.875% 7/15/11	16,795,000	17,214,875
Tennessee Gas Pipeline Co.:
7% 10/15/28	670,000	515,900
7.5% 4/1/17	325,000	271,375
8.375% 6/15/32	975,000	848,250
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Energy - continued
The Coastal Corp.:
6.2% 5/15/04	$ 1,660,000	$ 1,427,600
6.5% 5/15/06	2,565,000	2,077,650
7.5% 8/15/06	1,530,000	1,254,600
7.75% 6/15/10	5,300,000	4,160,500
7.75% 10/15/35	2,715,000	1,791,900
Transcontinental Gas Pipe Line:
6.125% 1/15/05	2,220,000	2,064,600
6.25% 1/15/08	6,310,000	5,615,900
7% 8/15/11	1,740,000	1,583,400
8.875% 7/15/12 (e)	1,490,000	1,490,000
Vintage Petroleum, Inc. 8.25% 5/1/12	8,145,000	8,430,075
Williams Companies, Inc.:
6.625% 11/15/04	3,490,000	2,600,050
6.75% 1/15/06	4,260,000	2,960,700
7.125% 9/1/11	13,480,000	8,829,400
7.625% 7/15/19	2,425,000	1,527,750
8.125% 3/15/12 (e)	6,145,000	4,178,600
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	990,000	688,050
		149,329,050
Entertainment/Film - 1.7%
AMC Entertainment, Inc.:
9.5% 3/15/09	4,915,000	4,841,275
9.5% 2/1/11	3,685,000	3,629,725
Cinemark USA, Inc. 8.5% 8/1/08	8,515,000	8,089,250
Regal Cinemas Corp. 9.375% 2/1/12	7,620,000	8,077,200
		24,637,450
Environmental - 1.9%
Allied Waste North America, Inc.:
7.625% 1/1/06	5,310,000	5,310,000
7.875% 1/1/09	2,553,000	2,533,853
8.5% 12/1/08	9,090,000	9,180,900
8.875% 4/1/08	3,080,000	3,141,600
9.25% 9/1/12 (e)	7,180,000	7,251,800
		27,418,153
Food and Drug Retail - 0.4%
Rite Aid Corp.:
6.125% 12/15/08 (e)	3,615,000	2,675,100
6.875% 8/15/13	1,440,000	1,022,400

	Principal Amount	Value (Note 1)
7.125% 1/15/07	$ 1,475,000	$ 1,224,250
7.7% 2/15/27	350,000	220,500
		5,142,250
Food/Beverage/Tobacco - 2.3%
Chiquita Brands International, Inc. 10.56% 3/15/09	5,465,000	5,574,300
Corn Products International, Inc.:
8.25% 7/15/07	7,235,000	7,271,175
8.45% 8/15/09	685,000	690,138
Dean Foods Co.:
6.625% 5/15/09	220,000	217,800
6.9% 10/15/17	4,680,000	4,258,800
8.15% 8/1/07	6,205,000	6,499,738
Del Monte Corp. 8.625% 12/15/12 (e)	4,470,000	4,559,400
Dole Food Co., Inc. 7.25% 5/1/09	3,760,000	3,609,600
Michael Foods, Inc. 11.75% 4/1/11	330,000	366,300
		33,047,251
Gaming - 6.0%
Chukchansi Economic Development Authority 14.5% 6/15/09 (e)	2,735,000	2,748,675
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	5,233,000	5,586,228
Horseshoe Gaming LLC 8.625% 5/15/09	13,569,000	14,315,295
International Game Technology 8.375% 5/15/09	3,550,000	3,922,750
MGM Mirage, Inc. 8.5% 9/15/10	2,030,000	2,233,000
Mirage Resorts, Inc.:
6.625% 2/1/05	930,000	957,780
7.25% 10/15/06	230,000	242,727
Penn National Gaming, Inc. 8.875% 3/15/10	9,945,000	10,143,900
Station Casinos, Inc. 8.375% 2/15/08	13,745,000	14,569,700
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	13,555,000	13,859,988
Wheeling Island Gaming, Inc. 10.125% 12/15/09	5,555,000	5,568,888
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	11,805,000	11,864,025
		86,012,956
Healthcare - 4.4%
aaiPharma, Inc. 11% 4/1/10	3,960,000	3,960,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Healthcare - continued
ALARIS Medical Systems, Inc. 11.625% 12/1/06	$ 7,010,000	$ 7,886,250
Alderwoods Group, Inc. 11% 1/2/07	5,014,900	5,002,363
AmerisourceBergen Corp. 8.125% 9/1/08	1,620,000	1,725,300
Biovail Corp. yankee 7.875% 4/1/10	8,945,000	8,989,725
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	610,000	585,600
HCA, Inc. 6.3% 10/1/12	6,500,000	6,532,500
PacifiCare Health Systems, Inc. 10.75% 6/1/09	5,330,000	5,689,775
Senior Housing Properties Trust 8.625% 1/15/12	5,900,000	5,811,500
Stewart Enterprises, Inc. 10.75% 7/1/08	3,250,000	3,591,250
Tenet Healthcare Corp.:
5% 7/1/07	2,520,000	2,293,200
5.375% 11/15/06	635,000	577,850
6.375% 12/1/11	1,415,000	1,301,800
6.5% 6/1/12	1,875,000	1,734,375
Triad Hospitals, Inc. 8.75% 5/1/09	7,020,000	7,511,400
		63,192,888
Homebuilding/Real Estate - 2.3%
Beazer Homes USA, Inc. 8.625% 5/15/11	7,515,000	7,740,450
Champion Home Builders Co. 11.25% 4/15/07	1,695,000	1,415,325
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	6,245,000	6,447,963
D.R. Horton, Inc.:
7.875% 8/15/11	1,470,000	1,433,250
8% 2/1/09	3,630,000	3,630,000
Del Webb Corp. 9.375% 5/1/09	2,000,000	2,100,000
Lennar Corp. 9.95% 5/1/10	3,040,000	3,328,800
Ryland Group, Inc. 9.125% 6/15/11	5,000,000	5,300,000
Standard Pacific Corp. 9.25% 4/15/12	2,295,000	2,226,150
		33,621,938
Hotels - 1.0%
Hilton Hotels Corp.:
7.625% 12/1/12	3,630,000	3,611,850

	Principal Amount	Value (Note 1)
8.25% 2/15/11	$ 5,530,000	$ 5,723,550
KSL Recreation Group, Inc. 10.25% 5/1/07	5,000,000	5,100,000
		14,435,400
Leisure - 0.9%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	11,000,000	11,440,000
Hollywood Entertainment Corp. 9.625% 3/15/11	1,630,000	1,646,300
		13,086,300
Metals/Mining - 1.8%
Compass Minerals Group, Inc. 10% 8/15/11	4,800,000	5,256,000
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	8,520,000	8,307,000
7.5% 11/15/06	3,540,000	3,256,800
P&L Coal Holdings Corp. 8.875% 5/15/08	3,430,000	3,601,500
Phelps Dodge Corp.:
8.75% 6/1/11	345,000	357,075
9.5% 6/1/31	5,230,000	5,308,450
		26,086,825
Paper - 1.3%
Fort James Corp. 6.875% 9/15/07	940,000	883,600
Georgia-Pacific Corp.:
7.5% 5/15/06	360,000	338,400
8.125% 5/15/11	1,170,000	1,099,800
Packaging Corp. of America 9.625% 4/1/09	4,000,000	4,320,000
Riverwood International Corp. 10.625% 8/1/07	3,270,000	3,368,100
Stone Container Corp.:
8.375% 7/1/12	3,350,000	3,437,938
9.75% 2/1/11	4,525,000	4,841,750
World Color Press, Inc. 8.375% 11/15/08	350,000	355,250
		18,644,838
Publishing/Printing - 3.1%
American Color Graphics, Inc. 12.75% 8/1/05	21,340,000	21,126,600
American Media Operations, Inc. 10.25% 5/1/09	5,170,000	5,338,025
R. H. Donnelley Finance Corp. I 10.875% 12/15/12 (e)	3,070,000	3,346,300
World Color Press, Inc. 7.75% 2/15/09	4,855,000	4,855,000
Yell Finance BV 10.75% 8/1/11	9,065,000	9,971,500
		44,637,425
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Railroad - 1.3%
TFM SA de CV yankee:
10.25% 6/15/07	$ 4,670,000	$ 4,389,800
11.75% 6/15/09	15,055,000	14,829,175
		19,218,975
Restaurants - 1.5%
Domino's, Inc. 10.375% 1/15/09	5,130,000	5,540,400
Tricon Global Restaurants, Inc. 8.875% 4/15/11	15,230,000	16,524,550
		22,064,950
Services - 0.4%
Iron Mountain, Inc.:
8.25% 7/1/11	520,000	535,600
8.625% 4/1/13	95,000	99,275
JohnsonDiversey, Inc. 9.625% 5/15/12 (e)	4,845,000	5,087,250
Pierce Leahy Command Co. yankee 8.125% 5/15/08	475,000	485,688
		6,207,813
Shipping - 0.3%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	2,310,000	1,778,700
10.25% 11/15/06	4,980,000	3,137,400
		4,916,100
Steels - 0.1%
Steel Dynamics, Inc. 9.5% 3/15/09	655,000	687,750
Technology - 2.1%
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	960,000	979,200
Fairchild Semiconductor Corp. 10.5% 2/1/09	1,840,000	1,996,400
Fisher Scientific International, Inc.:
8.125% 5/1/12	3,940,000	4,058,200
9% 2/1/08	475,000	495,188
Flextronics International Ltd. yankee 9.875% 7/1/10	6,730,000	7,268,400
Micron Technology, Inc. 6.5% 9/30/05 (g)	10,000,000	8,650,000
Sanmina-SCI Corp. 10.375% 1/15/10 (e)	3,320,000	3,353,200
Seagate Technology HDD Holdings 8% 5/15/09 (e)	3,850,000	3,927,000
		30,727,588

	Principal Amount	Value (Note 1)
Telecommunications - 12.4%
American Tower Corp. 9.375% 2/1/09	$ 3,215,000	$ 2,539,850
AT&T Wireless Services, Inc. 7.875% 3/1/11	7,475,000	7,512,375
Crown Castle International Corp.:
9.375% 8/1/11	9,200,000	7,544,000
9.5% 8/1/11	700,000	563,500
10.75% 8/1/11	2,835,000	2,466,450
EchoStar DBS Corp. 10.375% 10/1/07	14,995,000	16,044,650
Millicom International Cellular SA yankee 13.5% 6/1/06	4,250,000	2,040,000
Nextel Communications, Inc.:
9.375% 11/15/09	14,700,000	13,303,500
9.5% 2/1/11	13,740,000	12,366,000
12% 11/1/08	2,495,000	2,445,100
Orange PLC yankee 9% 6/1/09	9,700,000	10,185,000
Orbital Imaging Corp.:
11.625% 3/1/05 (c)	7,110,000	1,350,900
11.625% 3/1/05 (c)	3,680,000	699,200
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	670,000	619,750
PTC International Finance BV yankee 10.75% 7/1/07	1,580,000	1,643,200
PTC International Finance II SA yankee 11.25% 12/1/09	11,000,000	11,660,000
Qwest Capital Funding, Inc.:
5.875% 8/3/04	3,325,000	2,859,500
7% 8/3/09	3,095,000	2,073,650
7.25% 2/15/11	8,195,000	5,408,700
7.625% 8/3/21	1,160,000	678,600
7.75% 8/15/06	3,020,000	2,174,400
7.9% 8/15/10	2,730,000	1,829,100
Qwest Corp.:
8.875% 3/15/12 (e)	9,550,000	9,263,500
8.875% 3/15/12 (e)	5,295,000	5,136,150
Rogers Cantel, Inc. yankee 9.375% 6/1/08	3,060,000	2,876,400
Rogers Wireless, Inc. 9.625% 5/1/11	9,175,000	8,670,375
Satelites Mexicanos SA de CV 5.88% 6/30/04 (e)(f)	10,493,000	7,869,750
TeleCorp PCS, Inc. 0% 4/15/09 (d)	2,723,000	2,546,005
Tritel PCS, Inc. 0% 5/15/09 (d)	4,815,000	4,502,025
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Telecommunications - continued
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	$ 7,065,000	$ 5,652,000
6.375% 7/15/08	1,735,000	1,110,400
6.5% 11/15/18	1,125,000	596,250
6.875% 7/15/28	13,080,000	7,455,600
U.S. West Communications 7.2% 11/1/04	4,315,000	4,099,250
WorldCom, Inc.:
7.5% 5/15/11 (c)	36,095,000	8,301,850
8.25% 5/15/31 (c)	9,885,000	2,273,550
		178,360,530
Textiles & Apparel - 0.5%
Levi Strauss & Co. 12.25% 12/15/12 (e)	7,280,000	7,170,800
TOTAL NONCONVERTIBLE BONDS		1,231,529,096
TOTAL CORPORATE BONDS (Cost $1,304,295,827)		1,281,352,818
Commercial Mortgage Securities - 0.8%

Commercial Mortgage Asset Trust Series 1999-C1 Class F, 6.25% 1/17/32 (e)	4,750,000	3,857,149
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.9833% 4/25/21 (e)(f)	882,128	785,094
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.3028% 11/18/31 (e)(f)	4,500,000	4,491,035
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (e)	2,553,000	2,087,477
Structured Asset Securities Corp. Series 1994-C1 Class F, 6.87% 8/25/26	588,127	588,127
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $9,973,161)		11,808,882
Common Stocks - 0.5%
	Shares
Capital Goods - 0.0%
Tokheim Corp. (a)	135,835	6,792

	Shares	Value (Note 1)
Diversified Financial Services - 0.0%
Delta Financial Corp. warrants 12/21/10 (a)	14,310	$ 143
Delta Funding Residual Exchange Co. LLC Class A (membership interest) (a)	1,350	243,000
Delta Funding Residual Management, Inc. (a)	1,350	14
ECM Corp. LP (e)	3,000	258,000
		501,157
Healthcare - 0.0%
Mariner Health Care, Inc. (a)	9,583	60,373
Mariner Health Care, Inc. warrants 5/1/04 (a)	9,049	48,865
Wright Medical Technology, Inc. warrants 6/30/03 (a)	3,212	32
		109,270
Homebuilding/Real Estate - 0.4%
Swerdlow Real Estate Group LLC	159,600	5,660,453
Hotels - 0.0%
MOA Hospitality, Inc.	3,000	12,000
Technology - 0.0%
Ampex Corp. Class A (a)	9,600	0
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Class B	48,889	941,113
TOTAL COMMON STOCKS (Cost $23,687,242)		7,230,785
Nonconvertible Preferred Stocks - 2.7%

Diversified Financial Services - 0.6%
American Annuity Group Capital Trust II $88.75	8,910	9,206,703
Delta Financial Corp. Series A, $10.00	1,350	27,000
		9,233,703
Healthcare - 0.4%
Fresenius Medical Care Capital Trust II $78.75	5,260	5,242,248
Technology - 0.0%
Ampex Corp. 8% non-cumulative (redeemable preferred)	314	244,920
Telecommunications - 1.7%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	15,265	1,373,850
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	649	616,550
Series E, $111.25 pay-in-kind	25,523	22,460,229
		24,450,629
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $48,070,838)		39,171,500
Floating Rate Loans - 1.0%
	Principal Amount	Value (Note 1)
Diversified Financial Services - 0.6%
Olympus Cable Holdings LLC:
Tranche A term loan 0% 6/30/10 (f)	$ 5,500,000	$ 4,345,000
Tranche B term loan 6.25% 9/30/10 (f)	5,000,000	4,050,000
		8,395,000
Electric Utilities - 0.4%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (f)	3,260,000	3,455,600
Sierra Pacific Power Co. term loan 10.5% 10/31/05 (f)	2,800,000	2,779,000
		6,234,600
TOTAL FLOATING RATE LOANS (Cost $14,437,812)		14,629,600
Money Market Funds - 4.2%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $60,973,681)	60,973,681	60,973,681
Cash Equivalents - 0.2%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.09%, dated 12/31/02 due 1/2/03) (Cost $2,226,000)	$ 2,226,134	2,226,000
TOTAL INVESTMENT PORTFOLIO - 98.5% (Cost $1,463,664,561)		1,417,393,266
NET OTHER ASSETS - 1.5%		21,157,216
NET ASSETS - 100%		$ 1,438,550,482
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $164,176,070 or 11.4% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 10/7/99	$ 7,794,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,300,064,470 and $1,245,208,977, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,675 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,650,000 or 0.6% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $17,936,000. The weighted average interest rate was 1.51%. At period end there were no interfund loans outstanding.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.2%
Canada	3.4
Mexico	2.1
Luxembourg	1.4
Marshall Islands	1.2
United Kingdom	1.1
Bahamas (Nassau)	1.0
Others (individually less than 1%)	1.6
100.0%
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $14,629,600 or 1.0% of net assets.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $1,317,999,000 of which $78,331,000, $378,633,000, $772,554,000 and $88,481,000 will expire on December 31, 2007, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: High Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $2,226,000) (cost $1,463,664,561) - See accompanying schedule		$ 1,417,393,266
Receivable for investments sold		3,072,184
Receivable for fund shares sold		4,309,771
Dividends receivable		415,946
Interest receivable		29,023,858
Total assets		1,454,215,025

Liabilities
Payable to custodian bank	$ 58,946
Payable for investments purchased	13,416,670
Payable for fund shares redeemed	1,270,613
Accrued management fee	690,389
Distribution fees payable	27,991
Other payables and accrued expenses	199,934
Total liabilities		15,664,543

Net Assets		$ 1,438,550,482
Net Assets consist of:
Paid in capital		$ 2,671,603,867
Undistributed net investment income		174,309,747
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,361,092,036)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(46,271,096)
Net Assets		$ 1,438,550,482
Initial Class: Net Asset Value, offering price and redemption price per share ($1,145,562,290 ÷ 193,043,593 shares)		$ 5.93

Service Class: Net Asset Value, offering price and redemption price per share ($260,488,955 ÷ 44,102,888 shares)		$ 5.91

Service Class 2: Net Asset Value, offering price and redemption price per share ($32,499,237 ÷ 5,539,955 shares)		$ 5.87

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 5,428,806
Interest		127,427,485
Total income		132,856,291

Expenses
Management fee	$ 7,993,698
Transfer agent fees	982,279
Distribution fees	290,573
Accounting fees and expenses	429,973
Non-interested trustees' compensation	4,979
Custodian fees and expenses	46,313
Audit	45,724
Legal	14,993
Interest	7,517
Miscellaneous	111,919
Total expenses before reductions	9,927,968
Expense reductions	(9,219)	9,918,749
Net investment income (loss)		122,937,542
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(134,391,326)
Foreign currency transactions	(76)
Total net realized gain (loss)		(134,391,402)
Change in net unrealized appreciation (depreciation) on: Investment securities	61,338,512
Assets and liabilities in foreign currencies	274
Total change in net unrealized appreciation (depreciation)		61,338,786
Net gain (loss)		(73,052,616)
Net increase (decrease) in net assets resulting from operations		$ 49,884,926

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 122,937,542	$ 195,916,081
Net realized gain (loss)	(134,391,402)	(848,680,562)
Change in net unrealized appreciation (depreciation)	61,338,786	459,973,759
Net increase (decrease) in net assets resulting from operations	49,884,926	(192,790,722)
Distributions to shareholders from net investment income	(146,986,706)	(225,311,206)
Share transactions - net increase (decrease)	83,855,103	170,357,427
Total increase (decrease) in net assets	(13,246,677)	(247,744,501)

Net Assets
Beginning of period	1,451,797,159	1,699,541,660
End of period (including undistributed net investment income of $174,309,747 and undistributed net investment income of $265,180,350, respectively)	$ 1,438,550,482	$ 1,451,797,159
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	161,830,537	33,051,621	6,046,991
Reinvested	21,420,774	4,185,869	334,655
Redeemed	(177,635,347)	(29,816,724)	(3,438,673)
Net increase (decrease)	5,615,964	7,420,766	2,942,973
Dollars
Sold	$ 928,948,274	$ 187,453,912	$ 33,996,291
Reinvested	121,455,787	23,650,162	1,880,757
Redeemed	(1,024,045,741)	(170,105,252)	(19,379,087)
Net increase (decrease)	$ 26,358,320	$ 40,998,822	$ 16,497,961

Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	144,472,534	28,397,679	2,198,430
Reinvested	24,517,471	3,882,761	94,413
Redeemed	(160,943,304)	(23,505,039)	(278,883)
Net increase (decrease)	8,046,701	8,775,401	2,013,960
Dollars
Sold	$ 1,039,766,530	$ 203,316,935	$ 15,105,054
Reinvested	193,933,192	30,634,983	743,031
Redeemed	(1,145,326,697)	(165,986,997)	(1,828,604)
Net increase (decrease)	$ 88,373,025	$ 67,964,921	$ 14,019,481

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 121,455,786	$ 23,650,162	$ 1,880,758
From net realized gain	-	-	-
Total	$ 121,455,786	$ 23,650,162	$ 1,880,758

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 193,933,192	$ 30,634,983	$ 743,031
From net realized gain	-	-	-
Total	$ 193,933,192	$ 30,634,983	$ 743,031

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 6.41	$ 8.18	$ 11.32	$ 11.53	$ 13.58
Income from Investment Operations
Net investment income (loss) C	.513	.849 E	1.123	1.095	1.111
Net realized and unrealized gain (loss)	(.323)	(1.619) E	(3.513)	(.195)	(1.591)
Total from investment operations	.190	(.770)	(2.390)	.900	(.480)
Distributions from net investment income	(.670)	(1.000)	(.750)	(1.075)	(.970)
Distributions from net realized gain	-	-	-	(.030)	(.600)
Distributions in excess of net realized gain	-	-	-	(.005)	-
Total distributions	(.670)	(1.000)	(.750)	(1.110)	(1.570)
Net asset value, end of period	$ 5.93	$ 6.41	$ 8.18	$ 11.32	$ 11.53
Total Return A,B	3.44%	(11.73)%	(22.54)%	8.25%	(4.33)%
Ratios to Average Net Assets D
Expenses before expense reductions	.70%	.71%	.68%	.69%	.70%
Expenses net of voluntary waivers, if any	.70%	.71%	.68%	.69%	.70%
Expenses net of all reductions	.70%	.70%	.68%	.69%	.70%
Net investment income (loss)	8.95%	12.08% E	11.38%	9.80%	9.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,145,562	$ 1,201,085	$ 1,467,250	$ 2,257,610	$ 2,348,954
Portfolio turnover rate	96%	138%	68%	82%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 6.38	$ 8.15	$ 11.29	$ 11.52	$ 13.57
Income from Investment Operations
Net investment income (loss) C	.505	.833 E	1.102	1.074	1.082
Net realized and unrealized gain (loss)	(.305)	(1.613) E	(3.502)	(.194)	(1.562)
Total from investment operations	.200	(.780)	(2.400)	.880	(.480)
Distributions from net investment income	(.670)	(.990)	(.740)	(1.075)	(.970)
Distributions from net realized gain	-	-	-	(.030)	(.600)
Distributions in excess of net realized gain	-	-	-	(.005)	-
Total distributions	(.670)	(.990)	(.740)	(1.110)	(1.570)
Net asset value, end of period	$ 5.91	$ 6.38	$ 8.15	$ 11.29	$ 11.52
Total Return A,B	3.62%	(11.90)%	(22.68)%	8.08%	(4.34)%
Ratios to Average Net Assets D
Expenses before expense reductions	.80%	.81%	.78%	.79%	.82%
Expenses net of voluntary waivers, if any	.80%	.81%	.78%	.79%	.82%
Expenses net of all reductions	.80%	.81%	.78%	.79%	.82%
Net investment income (loss)	8.85%	11.97% E	11.28%	9.69%	9.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 260,489	$ 234,204	$ 227,549	$ 253,972	$ 129,587
Portfolio turnover rate	96%	138%	68%	82%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.36	$ 8.13	$ 11.14
Income from Investment Operations
Net investment income (loss) E	.489	.788 H	.936
Net realized and unrealized gain (loss)	(.309)	(1.568) H	(3.206)
Total from investment operations	.180	(.780)	(2.270)
Distributions from net investment income	(.670)	(.990)	(.740)
Net asset value, end of period	$ 5.87	$ 6.36	$ 8.13
Total Return B,C,D	3.30%	(11.93)%	(21.83)%
Ratios to Average Net Assets G
Expenses before expense reductions	.97%	.98%	1.01% A
Expenses net of voluntary waivers, if any	.97%	.98%	1.01% A
Expenses net of all reductions	.97%	.98%	1.01% A
Net investment income (loss)	8.68%	11.81% H	11.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,499	$ 16,508	$ 4,742
Portfolio turnover rate	96%	138%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

High Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) (referred to in this report as Fidelity Variable Insurance Products: High Income Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 82,385,861	|
Unrealized depreciation	(106,540,207)
Net unrealized appreciation (depreciation)	(24,154,346)
Undistributed ordinary income	109,100,073
Capital loss carryforward	(1,317,999,113)
Cost for federal income tax purposes	$ 1,441,547,612

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 146,986,706	$ 225,311,206

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

High Income Portfolio

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 232,889	|
Service Class 2	57,684
	$ 290,573

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 800,317	|
Service Class	161,093
Service Class 2	20,869
	$ 982,279

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,076,966 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $9,219.

7. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 15% of the total outstanding shares of the fund. In addition, two unaffiliated insurance companies were the owners of record of 55% of the total outstanding shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the High Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP High Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2002

Vice President of VIP High Income . Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Mark J. Notkin (38)
Year of Election or Appointment: 2001 Vice President of VIP High Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP High Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP High Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP High Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP High Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP High Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

High Income Portfolio

Distributions

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	4%
Service Class	4%
Service Class 2	4%

Annual Report

Annual Report

High Income Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPHI-ANN-0203 337897
1.540029.105

Fidelity® Variable Insurance Products:

Money Market Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Third party marks appearing herein are the property of their respective owners.

All marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio - Initial Class

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Initial Class	1.69%	4.55%	4.70%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	12/31/02	10/1/02	7/2/02	4/2/02	1/1/02
Fidelity VIP: Money Market - Initial Class	1.28%	1.61%	1.69%	1.83%	2.06%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year.

Comparing Performance

The U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. A money market fund returns to its shareholders income earned by the fund's investments after expenses.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio - Service Class

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and past ten year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Service Class	1.61%	4.51%	4.68%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	12/31/02	10/1/02	7/2/02	4/2/02	1/1/02
Fidelity VIP: Money Market - Service Class	1.16%	1.51%	1.60%	1.76%	2.00%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year.

Comparing Performance

The U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. A money market fund returns to its shareholders income earned by the fund's investments after expenses.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio - Service Class 2

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and past ten year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Service Class 2	1.45%	4.41%	4.63%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	12/31/02	10/1/02	7/2/02	4/2/02	1/1/02
Fidelity VIP: Money Market - Service Class 2	1.02%	1.35%	1.45%	1.62%	1.85%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year.

Comparing Performance

The U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. A money market fund returns to its shareholders income earned by the fund's investments after expenses.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Duby, Portfolio Manager of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2002?

A. For most of 2002, the Federal Reserve Board left the rate banks charge each other for overnight loans - known as the fed funds target rate - unchanged at 1.75%. During this time, however, the Fed's perception of the strength of the economy wavered back and forth. At times, the Fed felt that the economy was too weak and leaned toward lowering rates. At others, the Fed maintained a neutral stance. While the target rate remained unchanged until November, changes in the Fed's stance and the market's interpretation of economic data caused money market yields to undulate. In early 2002, many market participants expected the economy to rebound enough to encourage the Fed to reverse course and raise rates, which caused longer-term money market yields to increase relative to shorter-term rates. However, generally positive economic data in the first quarter of 2002 turned mixed during early April and May. This development caused a change in sentiment, with most market observers pushing their anticipation of Fed action further into the future. In response, long-term money market rates fell to essentially the same level as short-term yields. In August, the Fed revised its stance yet again, indicating fears of economic weakness. As a result, long-term money market rates fell lower than those on the short end, as the market began to factor in additional Fed cuts.

Q. What happened in November?

A. The Fed confirmed the market's expectations on November 6, when it cut the target rate to a new 40-year low of 1.25%. While the manufacturing sector generally has been on the mend since late 2001, weak business spending and increased unemployment hindered a full-fledged economic recovery, as did corporate governance scandals that eroded investor confidence in the financial markets. The amount of commercial paper outstanding fell dramatically during the period as a consequence, further exacerbated by the reduced corporate funding requirements associated with a slow business environment. Diminished supply of commercial paper combined with the large volume of money market fund inflows kept downward pressure on money market rates.

Q. What was your strategy with the fund?

A. The fund's investment strategy shifted during the period as a result of market developments. In the first half of 2002, I lengthened the average maturity of the portfolio because longer maturities offered more attractive risk/reward tradeoffs at a time when Fed action appeared increasingly unlikely. Mid-year, I invested in shorter-maturity securities, because long-term securities offered little to no yield advantage over shorter alternatives. More recently, as the prospects for additional rate cuts by the Fed became more likely, I increased the average maturity of the portfolio to lock in higher rates prior to any Fed action. Credit-quality concerns also dominated my strategy throughout the period, and so I used government agency discount notes during most of the period as the primary vehicle for adjusting maturities. As the year progressed, however, I increased the fund's allocation to commercial paper as corporate issuers with stronger financial profiles began to emerge.

Q. What's your outlook, Bob?

A. Market sentiment currently is quite similar to the start of 2002. Most market participants feel that the Fed has concluded its easing program and will look to hike rates sometime during the second half of 2003. Recent economic news has been mixed, making the possibility of any Fed tightening action during the first half of 2003 unlikely. While economic indicators such as third-quarter gross domestic product growth and the housing sector have been strong, consumer confidence and manufacturing figures have slumped. Given this information - as well as the prospects of war with Iraq and the short-term effects war will have on the economy and consumer confidence - there might be cause for the Fed to lower rates yet again. However, as the economy weathers these storms and the effects of the recent rate cuts become evident, the chance of a rate cut occurring beyond the next few months is very remote.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term instruments

Start date: April 1, 1982

Size: as of December 31, 2002, more than
$2.7 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Certificates of Deposit - 37.1%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 2.7%
Chase Manhattan Bank USA NA
2/7/03	1.63%	$ 40,000,000	$ 40,000,000
Citibank NA, New York
2/20/03	1.34	25,000,000	25,000,000
World Savings Bank FSB
3/6/03	1.35	10,000,000	9,999,287
			74,999,287
London Branch, Eurodollar, Foreign Banks - 22.2%
Alliance & Leicester PLC
2/28/03	1.36	5,000,000	5,002,561
Barclays Bank PLC
1/14/03	1.35	10,000,000	10,000,000
1/14/03	1.71	10,000,000	10,000,000
1/21/03	1.35	15,000,000	15,000,000
2/12/03	1.34	40,000,000	40,000,000
5/19/03	1.35	5,000,000	5,000,000
6/10/03	1.33	15,000,000	15,000,000
BNP Paribas SA
2/25/03	1.35	15,000,000	15,000,000
3/18/03	1.75	5,000,000	5,000,000
4/22/03	1.35	25,000,000	25,000,000
Deutsche Bank AG
2/12/03	1.34	35,000,000	35,000,000
Dresdner Bank AG
2/3/03	1.63	25,000,000	25,000,000
2/12/03	1.33	35,000,000	35,000,000
2/18/03	1.34	10,000,000	10,000,000
HBOS Treasury Services PLC
2/18/03	1.34	25,000,000	25,000,000
2/21/03	1.80	5,000,000	5,000,000
3/5/03	1.38	10,000,000	10,000,000
3/25/03	1.80	45,000,000	45,000,000
ING Bank NV
1/21/03	1.80	5,000,000	5,000,000
2/12/03	1.35	35,000,000	35,000,000
2/24/03	1.36	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
2/18/03	1.34	5,000,000	4,999,933
3/18/03	1.77	5,000,000	5,000,052
4/22/03	1.77	5,000,000	5,000,076
4/22/03	1.79	25,000,000	25,000,000
Landesbank Hessen-Thuringen
5/30/03	1.38	15,000,000	15,000,000
Lloyds TSB Bank PLC
6/10/03	1.32	25,000,000	25,000,000
National Australia Bank Ltd.
6/18/03	1.37	27,000,000	27,120,801
Nordea Bank Finland PLC
3/18/03	1.77	10,000,000	10,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Northern Rock PLC
2/7/03	1.55%	$ 5,000,000	$ 5,000,000
Societe Generale
2/12/03	1.40	26,500,000	26,497,969
Svenska Handelsbanken AB
1/27/03	1.36	50,000,000	49,999,989
3/14/03	1.75	5,000,000	5,000,093
WestLB AG
1/17/03	1.76	10,000,000	10,000,000
2/12/03	1.36	15,000,000	15,000,000
6/10/03	1.36	5,000,000	5,000,000
			613,621,474
New York Branch, Yankee Dollar, Foreign Banks - 12.2%
Abbey National Treasury Services PLC
1/3/03	1.35 (b)	25,000,000	24,996,207
1/10/03	1.34 (b)	10,000,000	9,998,373
Bank of Montreal, Quebec
5/19/03	1.38	10,000,000	10,000,000
BNP Paribas SA
9/19/03	1.43	25,000,000	25,000,000
Credit Agricole Indosuez
1/2/03	1.70 (b)	10,000,000	9,998,498
Credit Suisse First Boston Bank
2/18/03	1.35	75,000,000	75,000,498
Deutsche Bank AG
1/22/03	1.32 (b)	10,000,000	9,998,644
5/13/03	1.35	15,000,000	15,000,000
Dexia Bank SA
1/22/03	1.33 (b)	5,000,000	4,999,435
1/27/03	1.33 (b)	10,000,000	9,998,386
Landesbank Baden-Wuerttemberg
1/31/03	1.35	25,000,000	25,000,000
1/31/03	1.62	15,000,000	15,000,062
Lloyds TSB Bank PLC
1/2/03	1.34 (b)	5,000,000	4,999,258
Royal Bank of Canada
1/22/03	1.32 (b)	15,000,000	14,997,941
1/31/03	1.32 (b)	25,000,000	24,996,312
Societe Generale
1/21/03	1.34 (b)	15,000,000	14,998,701
1/27/03	1.34 (b)	25,000,000	24,996,051
Svenska Handelsbanken AB
1/2/03	1.35 (b)	10,000,000	9,997,256
Toronto-Dominion Bank
1/22/03	1.32 (b)	5,000,000	4,999,322
			334,974,944
TOTAL CERTIFICATES OF DEPOSIT			1,023,595,705
Commercial Paper - 33.2%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Aegon Funding Corp.
3/27/03	1.36%	$ 20,000,000	$ 19,936,250
Alliance & Leicester PLC
3/5/03	1.54	10,000,000	9,973,225
3/7/03	1.54	15,000,000	14,958,563
3/18/03	1.77	5,000,000	4,981,422
Aspen Funding Corp.
2/3/03	1.66	5,000,000	4,992,438
AT&T Corp.
2/4/03	2.31	15,000,000	14,967,417
Bear Stearns Companies, Inc.
2/18/03	1.35	69,078,000	68,953,660
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/13/03	1.73	15,000,000	14,991,400
1/14/03	1.74	25,000,000	24,984,382
1/14/03	1.82	5,000,000	4,996,732
1/17/03	1.80	25,000,000	24,980,111
2/6/03	1.33	30,000,000	29,960,100
2/18/03	1.35	5,000,000	4,991,000
Citicorp
1/10/03	1.75	5,000,000	4,997,825
1/29/03	1.79	50,000,000	49,930,778
Corporate Receivables Corp.
2/6/03	1.64	5,000,000	4,991,850
CXC, Inc.
1/31/03	1.65	5,000,000	4,993,167
DaimlerChrysler North America Holding Corp.
2/10/03	1.93	3,000,000	2,993,600
2/11/03	1.93	5,000,000	4,989,067
2/19/03	1.97	5,000,000	4,986,661
3/17/03	1.98	5,000,000	4,979,479
3/18/03	1.97	10,000,000	9,958,622
Edison Asset Securitization LLC
1/14/03	1.73	55,000,000	54,965,839
2/25/03	1.61	10,000,000	9,975,556
4/23/03	1.80	11,040,000	10,978,863
6/3/03	1.35	10,000,000	9,943,050
Falcon Asset Securitization Corp.
1/16/03	1.40	30,687,000	30,669,099
1/22/03	1.40	20,000,000	19,983,667
1/29/03	1.38	15,000,000	14,983,900
Ford Motor Credit Co.
2/20/03	1.95	5,000,000	4,986,528
3/3/03	1.99	5,000,000	4,983,225
3/12/03	1.98	5,000,000	4,980,847
3/17/03	1.97	10,000,000	9,959,167
GE Capital International Funding, Inc.
3/11/03	1.79	10,000,000	9,966,075
4/24/03	1.35	5,000,000	4,978,969
General Electric Capital Corp.
2/13/03	1.77	45,000,000	44,905,400

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
5/7/03	1.37%	$ 15,000,000	$ 14,928,600
General Electric Capital Services, Inc.
5/6/03	1.37	5,000,000	4,976,389
6/4/03	1.37	5,000,000	4,970,911
Household Finance Corp.
1/29/03	1.59	5,000,000	4,993,817
1/30/03	1.59	5,000,000	4,993,596
2/4/03	1.60	5,000,000	4,992,444
2/13/03	1.51	5,000,000	4,991,042
2/19/03	1.58	5,000,000	4,989,315
2/26/03	1.63	5,000,000	4,987,400
3/18/03	1.63	5,000,000	4,982,900
Lloyds TSB Bank PLC
5/5/03	1.35	30,000,000	29,861,533
Montauk Funding Corp.
1/27/03	1.39 (b)	50,000,000	50,000,000
Morgan Stanley
1/2/03	1.39 (b)	30,000,000	30,000,000
Morgan Stanley Dean Witter Australia Finance Ltd.
3/10/03	1.79	10,000,000	9,966,567
New Center Asset Trust
6/3/03	1.36	10,000,000	9,942,625
Newcastle (Discover Card Master Trust)
2/6/03	1.56	5,000,000	4,992,250
2/12/03	1.36	5,000,000	4,992,067
Paradigm Funding LLC
2/4/03	1.37	20,000,000	19,974,122
2/14/03	1.37	25,000,000	24,958,139
Park Avenue Receivables Corp.
1/23/03	1.36	25,000,000	24,979,222
Preferred Receivables Funding Corp.
1/13/03	1.40	5,000,000	4,997,667
1/21/03	1.40	4,426,000	4,422,558
1/28/03	1.36	25,000,000	24,974,500
Sheffield Receivables Corp.
1/21/03	1.40	20,000,000	19,984,444
The Walt Disney Co.
1/28/03	2.01	5,000,000	4,992,500
Windmill Funding Corp.
1/23/03	1.40	10,000,000	9,991,444
3/26/03	1.80	5,000,000	4,979,175
TOTAL COMMERCIAL PAPER			916,563,161
Federal Agencies - 2.7%

Fannie Mae - 2.7%
Discount Notes - 2.7%
5/2/03	1.31	50,000,000	49,781,528
7/25/03	1.33	25,000,000	24,812,083
			74,593,611
Bank Notes - 3.3%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
National City Bank, Indiana
1/13/03	1.36% (b)	$ 15,000,000	$ 14,998,500
2/5/03	1.55	50,000,000	50,000,000
U.S. Bank NA, Cincinnati
1/27/03	1.35 (b)	25,000,000	24,996,431
TOTAL BANK NOTES			89,994,931
Master Notes - 2.4%

General Motors Acceptance Corp. Mortgage Credit
1/2/03	1.89	25,000,000	24,998,691
Goldman Sachs Group, Inc.
2/24/03	1.45 (c)	20,000,000	20,000,000
3/19/03	1.43 (c)	20,000,000	20,000,000
TOTAL MASTER NOTES			64,998,691
Medium-Term Notes - 7.2%

Bank of America NA
2/4/03	1.75 (b)	25,000,000	25,002,212
GE Capital Assurance Co.
1/2/03	1.55 (b)(c)	5,000,000	5,000,000
General Electric Capital Corp.
1/9/03	1.46 (b)	25,000,000	25,000,000
1/17/03	1.45 (b)	20,000,000	20,000,000
1/28/03	1.42 (b)	10,000,000	10,000,000
Harwood Street Funding I LLC
1/21/03	1.54 (a)(b)	10,000,000	10,000,000
Morgan Stanley
1/15/03	1.52 (b)	20,000,000	20,000,000
Sheffield Receivables Corp.
1/21/03	1.39 (b)	5,000,000	5,000,000
1/27/03	1.38 (b)	50,000,000	49,999,285
Verizon Global Funding Corp.
3/17/03	1.66 (b)	30,000,000	30,000,000
TOTAL MEDIUM-TERM NOTES			200,001,497
Short-Term Notes - 2.6%

Jackson National Life Insurance Co.
1/2/03	1.96 (b)(c)	7,000,000	7,000,000
Metropolitan Life Insurance Co.
1/2/03	1.98 (b)(c)	10,000,000	10,000,000
Monumental Life Insurance Co.
1/1/03	1.58 (b)(c)	5,000,000	5,000,000
1/1/03	1.61 (b)(c)	5,000,000	5,000,000
New York Life Insurance Co.
1/2/03	1.94 (b)(c)	30,000,000	30,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Pacific Life Insurance Co.
3/10/03	1.52% (b)(c)	$ 5,000,000	$ 5,000,000
Transamerica Occidental Life Insurance Co.
2/1/03	1.88 (b)(c)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			72,000,000
Repurchase Agreements - 11.9%
	Maturity Amount
In a joint trading account (Collateralized by U.S. Government Obligations dated 12/31/02 due 1/2/03 At 1.25%)	$ 675,047	675,000
With:
Banc of America Securities LLC At 1.39%, dated 12/31/02 due 1/2/03 (Collateralized by Commercial Paper Obligations with principal amounts of $102,252,864, 0% - 1.97%, 1/30/03 - 3/26/03)	100,007,722	100,000,000
Countrywide Securities Corp. At 1.44%, dated 12/27/02 due 1/27/03 (Collateralized by Corporate Obligations with principal amounts of $30,600,000, 0%, 6/25/33)	30,037,200	30,000,000
Goldman Sachs & Co. At 1.41%, dated 12/31/02 due 1/2/03 (Collateralized by Mortgage Loan Obligations with principal amounts of $90,356,910, 0% - 7.229%, 6/15/07 - 12/26/31)	79,006,199	79,000,000
J.P. Morgan Securities, Inc. At 1.43%, dated 12/11/02 due 1/30/03 (Collateralized by Corporate Obligations with principal amounts of $20,735,000, 0% - 7.75%, 12/15/03 - 2/15/31)	20,039,722	20,000,000
Lehman Brothers, Inc. At 1.46%, dated 12/31/02 due 1/2/03 (Collateralized by Equity Securities with shares of 5,787,627)	100,008,111	100,000,000
TOTAL REPURCHASE AGREEMENTS		329,675,000
TOTAL INVESTMENT PORTFOLIO - 100.4%	2,771,422,596
NET OTHER ASSETS - (0.4)%	(10,733,209)
NET ASSETS - 100%	$ 2,760,689,387
Total Cost for Income Tax Purposes $ 2,771,422,596
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,000,000 or 0.4% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Capital Assurance Co. 1.55%, 1/2/03	7/30/02	$ 5,000,000
Goldman Sachs Group, Inc.: 1.43%, 3/19/03	12/19/02	$ 20,000,000
1.45%, 2/24/03	11/25/02	$ 20,000,000
Jackson National Life Insurance Co. 1.96%, 1/2/03	7/6/99	$ 7,000,000
Metropolitan Life Insurance Co. 1.98%, 1/2/03	3/26/02	$ 10,000,000
Monumental Life Insurance Co.: 1.58%, 1/1/03	9/17/98	$ 5,000,000
1.61%, 1/1/03	3/12/99	$ 5,000,000
New York Life Insurance Co. 1.94%, 1/2/03	2/28/02 - 12/19/02	$ 30,000,000
Pacific Life Insurance Co 1.52%, 3/10/03	9/6/02	$ 5,000,000
Transamerica Occidental Life Insurance Co. 1.88%, 2/1/03	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $117,000,000 or 4.2% of net assets.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $329,675,000) - See accompanying schedule		$ 2,771,422,596
Cash		29,380
Receivable for fund shares sold		3,284,987
Interest receivable		2,769,675
Other receivables		100,378
Total assets		2,777,607,016

Liabilities
Payable for fund shares redeemed	$ 16,166,727
Accrued management fee	465,224
Distribution fees payable	10,241
Other payables and accrued expenses	275,437
Total liabilities		16,917,629

Net Assets		$ 2,760,689,387
Net Assets consist of:
Paid in capital		$ 2,760,689,387
Net Assets		$ 2,760,689,387
Initial Class: Net Asset Value, offering price and redemption price per share ($2,705,068,930 ÷ 2,704,967,297 shares)		$ 1.00

Service Class: Net Asset Value, offering price and redemption price per share ($8,016,718 ÷ 8,014,834 shares)		$ 1.00

Service Class 2: Net Asset Value, offering price and redemption price per share ($47,603,739 ÷ 47,603,461 shares)		$ 1.00

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 54,481,860
Expenses
Management fee	$ 5,542,141
Transfer agent fees	1,851,133
Distribution fees	130,688
Accounting fees and expenses	250,943
Non-interested trustees' compensation	9,947
Custodian fees and expenses	58,689
Registration fees	846
Audit	15,350
Legal	11,377
Miscellaneous	203,558
Total expenses before reductions	8,074,672
Expense reductions	(2,912)	8,071,760
Net investment income		46,410,100
Net Realized Gain (Loss) on investment securities		87,888
Net increase in net assets resulting from operations		$ 46,497,988

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income	$ 46,410,100	$ 105,115,032
Net realized gain (loss)	87,888	71,154
Net increase (decrease) in net assets resulting from operations	46,497,988	105,186,186
Distributions to shareholders from net investment income	(46,410,100)	(105,115,032)
Share transactions - net increase (decrease)	(39,187,088)	566,164,645
Total increase (decrease) in net assets	(39,099,200)	566,235,799

Net Assets
Beginning of period	2,799,788,587	2,233,552,788
End of period	$ 2,760,689,387	$ 2,799,788,587
Other Information:
Share Transactions at net asset value of $1.00 per share	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Sold	6,692,494,433	8,278,271	505,243,362
Reinvested	45,541,480	125,174	705,271
Redeemed	(6,786,431,592)	(6,531,366)	(498,612,121)
Net increase (decrease)	(48,395,679)	1,872,079	7,336,512

Share Transactions at net asset value of $1.00 per share	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Sold	6,279,947,605	7,671,735	244,909,763
Reinvested	104,611,787	50,876	452,369
Redeemed	(5,864,593,497)	(1,682,917)	(205,203,076)
Net increase (decrease)	519,965,895	6,039,694	40,159,056

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 45,579,655	$ 125,174	$ 705,271

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 104,611,787	$ 50,876	$ 452,369

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.017	.041	.062	.050	.053
Distributions from net investment income	(.017)	(.041)	(.062)	(.050)	(.053)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A, B	1.69%	4.18%	6.30%	5.17%	5.46%
Ratios to Average Net Assets C
Expenses before expense reductions	.29%	.28%	.33%	.27%	.30%
Expenses net of voluntary waivers, if any	.29%	.28%	.33%	.27%	.30%
Expenses net of all reductions	.29%	.28%	.33%	.27%	.30%
Net investment income	1.68%	3.99%	6.18%	5.06%	5.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,705,069	$ 2,753,379	$ 2,233,342	$ 1,939,491	$ 1,507,489

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.016	.040	.031
Distributions from net investment income	(.016)	(.040)	(.031)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return B, C, D	1.61%	4.10%	3.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.39%	.39%	.47% A
Expenses net of voluntary waivers, if any	.39%	.39%	.45% A
Expenses net of all reductions	.39%	.39%	.45% A
Net investment income	1.58%	3.87%	6.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,017	$ 6,143	$ 103

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.014	.039	.058
Distributions from net investment income	(.014)	(.039)	(.058)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return B, C, D	1.45%	3.96%	5.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.54%	.55%	.96% A
Expenses net of voluntary waivers, if any	.54%	.55%	.60% A
Expenses net of all reductions	.54%	.55%	.60% A
Net investment income	1.43%	3.71%	5.94% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,604	$ 40,267	$ 108

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) (referred to in this report as Fidelity Variable Insurance Products: Money Market Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income for each class. Distributions from realized gains for each class, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. There were no significant book-to-tax differences during the period.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations, corporate obligations and mortgage loan obligations which may be below investment-grade quality, and equity securities. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged ..13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases.

During the period the income-based portion of this fee was $1,939,725 or an annual rate of .07% of the fund's average net assets. For the period, the fund's total annual management fee rate was .20% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

3. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 7,894
Service Class 2	122,794
$ 130,688

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 1,812,123
Service Class	5,684
Service Class 2	33,326
$ 1,851,133

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002 the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, the participating funds are entitled to receive their pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

4. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,912.

5. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 58% of the total outstanding shares of the fund.

Money Market Portfolio

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Money Market Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Money Market (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 2000

Vice President of VIP Money Market (2000) . He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of VIP Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Robert Duby (56)
Year of Election or Appointment: 1997 Vice President of VIP Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Duby managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Money Market. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Money Market. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Money Market. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of VIP Money Market. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP Money Market. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Money Market. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Money Market. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of VIP Money Market. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.
Fidelity Investments Money Management, Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPMM-ANN-0203 338255
1.701157.105

Fidelity® Variable Insurance Products:

Overseas Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy, and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Initial Class	-20.28%	-3.95%	4.70%
MSCI EAFE	-15.74%	-2.69%	4.14%
Variable Annuity International Funds Average	-16.53%	-2.28%	5.32%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 23 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Initial Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Service Class	-20.34%	-4.04%	4.65%
MSCI EAFE	-15.74%	-2.69%	4.14%
Variable Annuity International Funds Average	-16.53%	-2.28%	5.32%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 23 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Service Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Service Class 2	-20.46%	-4.08%	4.62%
MSCI EAFE	-15.74%	-2.69%	4.14%
Variable Annuity International Funds Average	-16.53%	-2.28%	5.32%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 23 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Service Class 2 on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rick Mace, Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the 12 months ending December 31, 2002, the fund underperformed the 15.74% decline for the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The fund's performance also lagged the variable annuity international funds average tracked by Lipper Inc., which dropped 16.53%.

Q. What factors hurt the fund's performance relative to its benchmarks during the past year?

A. Compared to the MSCI EAFE index, the biggest detractor was unfavorable positioning in the financial sector. I underweighted bank stocks because I felt better opportunities for future earnings growth existed in brokerage, investment banking and other diversified financials that had more leverage to global economic improvement. However, few regions showed an increase in economic activity as the period progressed, and investors favored the stable earnings growth of traditional bank stocks, which outperformed diversified financials as a group by nearly 16 percentage points. More specifically, having lower exposure to relatively strong-performing banks, such as U.K.-based HSBC Holdings, hurt the fund's relative return. At the same time, being overweighted in diversified Japanese financials, such as Nikko Cordial and JAFCO, proved disappointing, as each declined more than 27%. Another significant detractor was poor stock selection in health care. Disappointments included an overweighting in Ireland-based pharmaceutical firm Elan, a stock I eliminated from the portfolio, but not before it plummeted on a weak earnings outlook and possible accounting irregularities. Additionally, U.K.-based GlaxoSmithKline suffered from the loss of patent exclusivity on one major drug, antibiotic Augmentin, and potential generic competition for its blockbuster antidepressant, Paxil. In comparison to our peer average, the fund's higher weighting in sectors linked to an uptick in global economic conditions - such as technology - worked against us, as few regional economies showed improvement.

Q. What factors enhanced the fund's relative return?

A. Stock selection within the technology hardware and automobile industries was helpful. Earlier in the period, I significantly increased the fund's weighting in semiconductor stocks after it appeared that the industry's business cycle was improving. A particular standout in this group was South Korea's Samsung Electronics, which, despite giving back some of its gains as the period progressed, finished the year as a positive absolute contributor. Another top performer in technology was Japanese printer, camera and optical component maker Canon, which benefited from a 53% year-over-year quarterly profit increase in the third quarter of 2002. Despite these winners, the fund's technology holdings still declined 31%, but that loss wasn't as severe as the one absorbed by the tech stocks in the index, which together fell 37%. Turning to automotive stocks, a gain of more than 50% in Japanese automaker Nissan Motor propelled the fund's auto-related stocks to a gain of more than 36%, compared to a drop of 1% for auto stocks held in the index.

Q. What were your other investment strategies?

A. I positioned the fund with greater exposure to those sectors I felt were most likely to benefit from an economic recovery, namely technology, media and telecommunication services. While I may have put this positioning in place a bit early because of the prevailing economic weakness around the world, the fund's performance relative to its benchmarks wasn't hurt that significantly. Fortunately, my stock selection was superior to the index in both technology and media, which helped offset the weakness sustained from overweighting these industries.

Q. Did you implement any other notable strategies?

A. I maintained a combined average weighting of 8% of net assets in stocks of companies based in South Korea, Taiwan, Canada and Mexico - none of which are part of the MSCI EAFE index. Our collective holdings in these countries made a significant contribution to the fund's relative return. Semiconductor investments in South Korea and Taiwan were particularly helpful. With respect to Canada, I shifted some of the fund's energy weighting to Canadian stocks - including solid performer Talisman Energy - as a way to minimize the risk associated with owning large, Middle East-driven oil companies, given heightened tensions in the region.

Q. What's your outlook for international stocks, Rick?

A. Many of the world's best companies are based overseas. Some of the most popular products in America - Honda, Nissan and Toyota automobiles, Nokia and Samsung cell phones, Heineken and Guinness beer, for example - are made elsewhere in the world. A recent Fidelity study pointed out that 75% of the world's stocks are traded outside the U.S. Further, from 1992 to 2002 - often considered a boom period for U.S. stocks - the best-performing company in seven out of the 10 major equity market sectors was a non-U.S. company. That said, I'm cautiously optimistic about the prospects for overseas stocks, and I believe shareholders are well-served to have a portion of their portfolios invested in them.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks long-term growth of capital primarily through investments in foreign securities

Start date: January 28, 1987

Size: as of December 31, 2002, more than
$1.2 billion

Manager: Rick Mace, since 1996; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Nomura Holdings, Inc. (Japan)	3.4
TotalFinaElf SA Series B (France)	3.0
Nikko Cordial Corp. (Japan)	3.0
Unilever NV (Certificaten Van Aandelen) (Netherlands)	2.7
Credit Suisse Group (Reg.) (Switzerland)	2.4
14.5
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	28.9
Information Technology	16.9
Energy	11.3
Health Care	9.7
Consumer Discretionary	8.0
Top Five Countries as of December 31, 2002
(excluding cash equivalents)	% of fund's net assets
Japan	23.4
United Kingdom	12.4
France	9.4
Netherlands	8.4
Switzerland	8.0
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1)
Australia - 1.2%
News Corp. Ltd. sponsored ADR	627,200	$ 14,206,080
QBE Insurance Group Ltd.	146,819	671,458
TOTAL AUSTRALIA		14,877,538
Brazil - 0.4%
Petroleo Brasileiro SA Petrobras sponsored ADR	367,100	5,484,474
Canada - 3.9%
Alcan, Inc.	804,000	23,690,975
Canadian Natural Resources Ltd.	142,200	4,232,627
EnCana Corp.	98,200	3,046,617
Precision Drilling Corp. (a)	106,800	3,460,828
Talisman Energy, Inc.	447,400	16,176,741
TOTAL CANADA		50,607,788
Cayman Islands - 0.5%
Noble Corp. (a)	197,800	6,952,670
Denmark - 0.5%
Novo-Nordisk AS Series B	219,100	6,335,593
Finland - 2.2%
Nokia Corp.	1,870,000	28,984,998
France - 9.4%
Alcatel SA (RFD)	41,100	182,484
Aventis SA (France)	356,060	19,294,892
AXA SA	601,104	8,071,757
BNP Paribas SA	593,880	24,211,072
L'Air Liquide SA	14,400	1,900,403
Pechiney SA Series A	94,400	3,314,257
Pernod-Ricard	71,200	6,899,691
Sanofi-Synthelabo SA	111,700	6,831,201
Schneider Electric SA	36,100	1,708,974
Television Francaise 1 SA	306,100	8,182,192
TotalFinaElf SA Series B	272,644	38,988,093
Vivendi Universal SA sponsored ADR	116,000	1,864,120
TOTAL FRANCE		121,449,136
Germany - 4.6%
Allianz AG (Reg.)	188,900	17,978,262
BASF AG	88,900	3,367,567
Bayer AG	149,900	3,218,421
Deutsche Boerse AG	364,829	14,616,576
Infineon Technologies AG (a)	1,264,000	9,276,244
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	93,800	11,226,791
TOTAL GERMANY		59,683,861
Hong Kong - 3.2%
Cheung Kong Holdings Ltd.	278,000	1,809,130
China Mobile (Hong Kong) Ltd. (a)	6,211,000	15,005,779
CNOOC Ltd.	3,343,000	4,351,023
Hong Kong Exchanges & Clearing Ltd.	2,700,000	3,392,960

	Shares	Value (Note 1)
Hutchison Whampoa Ltd.	2,461,600	$ 15,403,742
Sun Hung Kai Properties Ltd.	301,000	1,783,189
TOTAL HONG KONG		41,745,823
India - 0.2%
Dr. Reddy's Laboratories Ltd.	71,700	1,343,011
Ranbaxy Laboratories Ltd.	104,100	1,287,953
TOTAL INDIA		2,630,964
Italy - 1.3%
Intesabci Spa	2,582,250	5,449,320
Telecom Italia Spa	1,481,924	11,259,659
TOTAL ITALY		16,708,979
Japan - 23.4%
Advantest Corp.	141,400	6,333,654
Canon, Inc.	394,000	14,518,901
Credit Saison Co. Ltd.	292,800	4,992,170
Daiwa Securities Group, Inc.	6,362,000	28,229,133
Fuji Photo Film Co. Ltd.	85,000	2,769,639
Fujitsu Ltd.	961,000	2,742,940
Ito-Yokado Co. Ltd.	419,000	12,347,395
JAFCO Co. Ltd.	207,200	8,949,533
Japan Telecom Holdings Co. Ltd.	981	3,039,556
KDDI Corp.	1,459	4,729,435
Keyence Corp.	16,100	2,799,234
Kyocera Corp.	124,500	7,243,370
Matsushita Electric Industrial Co. Ltd.	322,000	3,091,200
Mitsubishi Electric Corp. (a)	2,926,000	6,750,223
Mizuho Holdings, Inc.	1,569	1,466,355
Murata Manufacturing Co. Ltd.	209,600	8,206,113
Nikko Cordial Corp.	11,550,000	38,898,714
Nikon Corp.	597,000	4,483,658
Nintendo Co. Ltd.	12,200	1,139,160
Nissan Motor Co. Ltd.	877,100	6,838,382
Nomura Holdings, Inc.	3,916,000	43,983,697
Omron Corp.	708,000	10,431,928
ORIX Corp.	220,900	14,228,215
Rohm Co. Ltd.	85,000	10,813,758
Shin-Etsu Chemical Co. Ltd.	83,900	2,747,925
Sony Corp.	172,700	7,134,237
Sumitomo Electric Industries Ltd.	730,000	4,726,531
Sumitomo Mitsui Financial Group, Inc.	679	2,120,982
Takeda Chemical Industries Ltd.	475,800	19,870,069
Tokyo Electron Ltd.	197,400	8,925,133
Toshiba Corp. (a)	1,411,000	4,419,399
Toyota Motor Corp.	110,700	2,933,550
TOTAL JAPAN		301,904,189
Korea (South) - 0.8%
KT Corp.	56,300	2,406,653
KT Corp. sponsored ADR	54,550	1,175,553
Samsung Electronics Co. Ltd.	26,650	7,055,438
TOTAL KOREA (SOUTH)		10,637,644
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - 1.7%
Grupo Televisa SA de CV sponsored ADR (a)	271,900	$ 7,594,167
Telefonos de Mexico SA de CV sponsored ADR	392,400	12,548,952
TV Azteca SA de CV sponsored ADR	339,500	1,626,205
TOTAL MEXICO		21,769,324
Netherlands - 8.4%
Akzo Nobel NV	267,400	8,486,869
ASML Holding NV (a)	2,544,400	21,264,070
ING Groep NV (Certificaten Van Aandelen)	1,130,024	19,148,693
Koninklijke Ahold NV	401,800	5,104,383
Koninklijke Philips Electronics NV	514,400	9,019,145
STMicroelectronics NV (NY Shares)	156,100	3,045,511
Unilever NV (Certificaten Van Aandelen)	563,100	34,614,683
VNU NV	270,300	7,052,131
Vodafone Libertel NV (a)	94,700	1,012,152
TOTAL NETHERLANDS		108,747,637
Norway - 0.8%
Norsk Hydro AS	89,800	4,025,075
Statoil ASA	663,200	5,600,624
TOTAL NORWAY		9,625,699
Spain - 2.6%
Altadis SA (Spain)	191,800	4,377,802
Banco Popular Espanol SA (Reg.)	170,200	6,963,665
Banco Santander Central Hispano SA	1,805,468	12,396,968
NH Hoteles SA (a)	331,700	2,852,182
Telefonica SA	790,984	7,083,774
TOTAL SPAIN		33,674,391
Sweden - 0.5%
Nordea AB	1,372,900	6,072,260
Switzerland - 8.0%
Converium Holding AG	75,880	3,680,029
Credit Suisse Group (Reg.)	1,419,176	30,818,154
Nestle SA (Reg.)	66,115	14,022,219
Novartis AG (Reg.)	593,210	21,663,007
Roche Holding AG (participation certificate)	182,310	12,714,852
Swiss Reinsurance Co. (Reg.)	152,687	10,024,402
UBS AG (Reg.)	175,934	8,557,919
Zurich Financial Services AG	21,870	2,042,150
TOTAL SWITZERLAND		103,522,732
Taiwan - 1.7%
ASUSTeK Computer, Inc.	1,204,000	2,119,596

	Shares	Value (Note 1)
Hon Hai Precision Industries Co. Ltd.	438,000	$ 1,516,883
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	5,807,782	7,140,303
United Microelectronics Corp. (a)	10,902,239	6,638,882
Winbond Electronics Corp. (a)	8,857,000	3,834,199
TOTAL TAIWAN		21,249,863
United Kingdom - 12.4%
3i Group PLC	766,400	6,851,995
Abbey National PLC	228,200	1,904,206
AstraZeneca PLC (United Kingdom)	403,900	14,172,848
BAA PLC	310,300	2,519,306
BP PLC	4,092,000	27,723,277
British Sky Broadcasting Group PLC (BSkyB) (a)	548,100	5,641,950
Cable & Wireless PLC	1,462,200	1,054,067
Carlton Communications PLC	970,000	2,097,754
Centrica PLC	924,700	2,547,215
Diageo PLC	170,400	1,852,857
GlaxoSmithKline PLC	1,179,694	22,095,667
HBOS PLC	496,900	5,242,988
HSBC Holdings PLC (United Kingdom) (Reg.)	866,500	9,528,037
Kingfisher PLC	1,061,500	3,804,684
Lloyds TSB Group PLC	1,249,350	8,976,098
mmO2 PLC (a)	4,924,500	3,510,298
Prudential PLC	1,207,800	8,541,382
Reed Elsevier PLC	513,500	4,400,689
Rio Tinto PLC (Reg.)	253,600	5,065,701
Vodafone Group PLC	12,641,103	22,905,739
TOTAL UNITED KINGDOM		160,436,758
United States of America - 6.4%
Baker Hughes, Inc.	209,500	6,743,805
BJ Services Co. (a)	87,300	2,820,663
ENSCO International, Inc.	213,900	6,299,355
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	277,500	4,656,450
Grant Prideco, Inc. (a)	359,300	4,182,252
Micron Technology, Inc. (a)	2,331,200	22,705,888
Motorola, Inc.	3,035,600	26,257,940
Smith International, Inc. (a)	23,900	779,618
Transocean, Inc.	155,000	3,596,000
Tyco International Ltd.	161,900	2,765,252
Weatherford International Ltd. (a)	52,000	2,076,360
TOTAL UNITED STATES OF AMERICA		82,883,583
TOTAL COMMON STOCKS (Cost $1,356,495,448)		1,215,985,904
Investment Companies - 0.0%

Multi-National - 0.0%
European Warrant Fund, Inc. (a) (Cost $2,953,647)	189,820	404,317
Money Market Funds - 6.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b)	73,229,620	$ 73,229,620
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	14,079,406	14,079,406
TOTAL MONEY MARKET FUNDS (Cost $87,309,026)		87,309,026
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,446,758,121)		1,303,699,247
NET OTHER ASSETS - (0.9)%		(11,802,849)
NET ASSETS - 100%		$ 1,291,896,398
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,101,648,302 and $1,108,114,299, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $983 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $6,682,000. The weighted average interest rate was 1.88%. At period end there were no interfund loans outstanding.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $559,394,000 of which $367,608,000 and $191,786,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value (including securities loaned of $13,400,470) (cost $1,446,758,121) - See accompanying schedule		$ 1,303,699,247
Cash		2,437
Foreign currency held at value (cost $8,699,534)		8,463,144
Receivable for fund shares sold		3,314,001
Dividends receivable		1,159,287
Interest receivable		81,091
Redemption fees receivable		99
Other receivables		160,478
Total assets		1,316,879,784
Liabilities
Payable for fund shares redeemed	$ 9,798,961
Accrued management fee	810,055
Distribution fees payable	27,310
Other payables and accrued expenses	267,654
Collateral on securities loaned, at value	14,079,406
Total liabilities		24,983,386
Net Assets		$ 1,291,896,398
Net Assets consist of:
Paid in capital		$ 2,023,570,463
Undistributed net investment income		5,142,046
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(593,562,630)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(143,253,481)
Net Assets		$ 1,291,896,398
Calculation of Maximum Offering Price
Initial Class: Net Asset Value, offering price and redemption price per share ($1,031,488,573 ÷ 93,932,302 shares)		$ 10.98
Service Class: Net Asset Value, offering price and redemption price per share ($177,322,285 ÷ 16,204,667 shares)		$ 10.94
Service Class 2: Net Asset Value, offering price and redemption price per share ($47,823,539 ÷ 4,388,317 shares)		$ 10.90
Initial Class R: Net Asset Value, offering price and redemption price per share ($ 15,648,511 ÷ 1,425,378 shares)		$ 10.98
Service Class R: Net Asset Value, offering price and redemption price per share ($17,997,332 ÷ 1,644,962 shares)		$ 10.94
Service Class 2R: Net Asset Value, offering price and redemption price per share ($1,616,158 ÷ 148,286 shares)		$ 10.90

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 25,546,342
Interest		2,847,146
Security lending		620,596
		29,014,084
Less foreign taxes withheld		(2,560,124)
Total income		26,453,960

Expenses
Management fee	$ 11,753,331
Transfer agent fees	1,124,628
Distribution fees	397,402
Accounting and security lending fees	801,669
Non-interested trustees' compensation	6,963
Custodian fees and expenses	504,389
Audit	47,143
Legal	8,316
Interest	348
Miscellaneous	146,430
Total expenses before reductions	14,790,619
Expense reductions	(550,695)	14,239,924
Net investment income (loss)		12,214,036
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(174,072,877)
Foreign currency transactions	414,373
Futures contracts	(456,779)
Total net realized gain (loss)		(174,115,283)
Change in net unrealized appreciation (depreciation) on: Investment securities	(169,144,754)
Assets and liabilities in foreign currencies	940,152
Futures contracts	636,112
Total change in net unrealized appreciation (depreciation)		(167,568,490)
Net gain (loss)		(341,683,773)
Net increase (decrease) in net assets resulting from operations		$ (329,469,737)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,214,036	$ 18,902,581
Net realized gain (loss)	(174,115,283)	(388,398,076)
Change in net unrealized appreciation (depreciation)	(167,568,490)	(132,338,513)
Net increase (decrease) in net assets resulting from operations	(329,469,737)	(501,834,008)
Distributions to shareholders from net investment income	(12,564,381)	(120,551,919)
Distributions to shareholders from net realized gain	-	(190,776,039)
Total distributions	(12,564,381)	(311,327,958)
Share transactions - net increase (decrease)	(152,413,852)	62,288,250
Redemption fees	102,940	-
Total increase (decrease) in net assets	(494,345,030)	(750,873,716)

Net Assets
Beginning of period	1,786,241,428	2,537,115,144
End of period (including undistributed net investment income of $5,142,046 and undistributed net investment income of $4,814,201, respectively)	$ 1,291,896,398	$ 1,786,241,428
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2	Initial Class R A	Service Class R A	Service Class 2R A
Sold	155,379,548	83,280,851	56,191,820	1,731,891	1,927,754	148,296
Reinvested	824,761	120,846	30,335	-	-	-
Redeemed	(170,119,744)	(84,583,414)	(55,371,184)	(306,513)	(282,792)	(10)
Net increase (decrease)	(13,915,435)	(1,181,717)	850,971	1,425,378	1,644,962	148,286
Dollars
Sold	$ 1,967,649,782	$ 1,080,032,631	$ 680,275,000	$ 22,005,065	$ 24,459,961	$ 1,672,814
Reinvested	10,622,916	1,552,870	388,594	-	-	-
Redeemed	(2,163,169,922)	(1,102,393,299)	(668,279,318)	(3,557,947)	(3,672,885)	(114)
Net increase (decrease)	$ (184,897,224)	$ (20,807,798)	$ 12,384,276	$ 18,447,118	$ 20,787,076	$ 1,672,700
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	173,999,497	142,723,429	11,546,592
Reinvested	15,519,663	1,933,710	110,941
Redeemed	(195,055,949)	(140,169,677)	(8,740,638)
Net increase (decrease)	(5,536,789)	4,487,462	2,916,895
Dollars
Sold	$ 2,794,972,744	$ 2,146,873,700	$ 163,704,441
Reinvested	275,163,626	34,207,331	1,957,001
Redeemed	(3,120,566,680)	(2,110,121,164)	(123,902,749)
Net increase (decrease)	$ (50,430,310)	$ 70,959,867	$ 41,758,693

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Initial Class R A	Service Class R A	Service Class 2R A
From net investment income	$ 10,622,916	$ 1,552,871	$ 388,594	$ -	$ -	$ -
From net realized gain	-	-	-	-	-	-
Total	$ 10,622,916	$ 1,552,871	$ 388,594	$ -	$ -	$ -
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 106,625,905	$ 13,167,676	$ 758,338
From net realized gain	168,537,721	21,039,655	1,198,663
Total	$ 275,163,626	$ 34,207,331	$ 1,957,001

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.88	$ 20.00	$ 27.44	$ 20.06	$ 19.20
Income from Investment Operations
Net investment income (loss) C	.10	.14	.19 D	.24	.23
Net realized and unrealized gain (loss)	(2.90)	(3.86)	(4.93)	7.95	2.13
Total from investment operations	(2.80)	(3.72)	(4.74)	8.19	2.36
Distributions from net investment income	(.10)	(.93)	(.31)	(.31)	(.38)
Distributions in excess of net investment income	-	-	(.06)	-	-
Distributions from net realized gain	-	(1.47)	(2.33)	(.50)	(1.12)
Total distributions	(.10)	(2.40)	(2.70)	(.81)	(1.50)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 10.98	$ 13.88	$ 20.00	$ 27.44	$ 20.06
Total Return A,B	(20.28)%	(21.21)%	(19.07)%	42.55%	12.81%
Ratios to Average Net Assets E
Expenses before expense reductions	.90%	.92%	.89%	.91%	.91%
Expenses net of voluntary waivers, if any	.90%	.92%	.89%	.91%	.91%
Expenses net of all reductions	.86%	.87%	.87%	.87%	.89%
Net investment income (loss)	.79%	.91%	.84%	1.10%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,031,489	$ 1,496,873	$ 2,267,507	$ 2,736,851	$ 2,074,843
Portfolio turnover rate	77%	98%	136%	78%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 19.94	$ 27.39	$ 20.04	$ 19.20
Income from Investment Operations
Net investment income (loss) C	.09	.12	.17 D	.22	.15
Net realized and unrealized gain (loss)	(2.89)	(3.84)	(4.93)	7.94	2.19
Total from investment operations	(2.80)	(3.72)	(4.76)	8.16	2.34
Distributions from net investment income	(.09)	(.92)	(.30)	(.31)	(.38)
Distributions in excess of net investment income	-	-	(.06)	-	-
Distributions from net realized gain	-	(1.47)	(2.33)	(.50)	(1.12)
Total distributions	(.09)	(2.39)	(2.69)	(.81)	(1.50)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 10.94	$ 13.83	$ 19.94	$ 27.39	$ 20.04
Total Return A,B	(20.34)%	(21.27)%	(19.18)%	42.44%	12.69%
Ratios to Average Net Assets E
Expenses before expense reductions	1.00%	1.03%	.99%	1.01%	1.01%
Expenses net of voluntary waivers, if any	1.00%	1.03%	.99%	1.01%	1.01%
Expenses net of all reductions	.96%	.97%	.97%	.98%	.97%
Net investment income (loss)	.69%	.81%	.74%	1.00%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 177,322	$ 240,525	$ 257,257	$ 144,371	$ 34,720
Portfolio turnover rate	77%	98%	136%	78%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.81	$ 19.91	$ 26.16
Income from Investment Operations
Net investment income (loss) E	.07	.10	.12 G
Net realized and unrealized gain (loss)	(2.88)	(3.80)	(3.68)
Total from investment operations	(2.81)	(3.70)	(3.56)
Distributions from net investment income	(.10)	(.93)	(.30)
Distributions in excess of net investment income	-	-	(.06)
Distributions from net realized gain	-	(1.47)	(2.33)
Total distributions	(.10)	(2.40)	(2.69)
Redemption fees added to paid in capital E	-	-	-
Net asset value, end of period	$ 10.90	$ 13.81	$ 19.91
Total Return B,C,D	(20.46)%	(21.20)%	(15.50)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.16%	1.18%	1.15% A
Expenses net of voluntary waivers, if any	1.16%	1.18%	1.15% A
Expenses net of all reductions	1.12%	1.12%	1.13% A
Net investment income (loss)	.53%	.65%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,824	$ 48,843	$ 12,351
Portfolio turnover rate	77%	98%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Initial Class R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.05
Income from Investment Operations
Net investment income (loss) E	.06
Net realized and unrealized gain (loss)	(3.13)
Total from investment operations	(3.07)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 10.98
Total Return B,C,D	(21.85)%
Ratios to Average Net Assets G
Expenses before expense reductions	.91% A
Expenses net of voluntary waivers, if any	.91% A
Expenses net of all reductions	.87% A
Net investment income (loss)	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,649
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Service Class R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.01
Income from Investment Operations
Net investment income (loss) E	.05
Net realized and unrealized gain (loss)	(3.12)
Total from investment operations	(3.07)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 10.94
Total Return B,C,D	(21.91)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.01% A
Expenses net of voluntary waivers, if any	1.01% A
Expenses net of all reductions	.97% A
Net investment income (loss)	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,997
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96
Income from Investment Operations
Net investment income (loss) E	.04
Net realized and unrealized gain (loss)	(3.10)
Total from investment operations	(3.06)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 10.90
Total Return B,C,D	(21.92)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.17% A
Expenses net of voluntary waivers, if any	1.17% A
Expenses net of all reductions	1.14% A
Net investment income (loss)	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,616
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Overseas Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) (referred to in this report as Fidelity Variable Insurance Products: Overseas Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 131,275,776
Unrealized depreciation	(314,735,287)
Net unrealized appreciation (depreciation)	(183,459,511)
Undistributed ordinary income	11,179,113
Capital loss carryforward	(559,393,669)
Cost for federal income tax purposes	$ 1,487,158,758

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 12,564,381	$ 29,109,574
Long-Term Capital Gains	-	282,218,384

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

Overseas Portfolio

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 223,921
Service Class 2	164,630
Service Class R	7,955
Service Class 2R	896
$ 397,402

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 903,112
Service Class	156,454
Service Class 2	52,780
Initial Class R	5,934
Service Class R	6,034
Service Class 2R	314
$ 1,124,628

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,403,990 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $550,497 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $198.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 12% of the total outstanding shares of the fund. In addition, two unaffiliated insurance companies were the owners of record of 41% of the total outstanding shares of the fund.

Overseas Portfolio

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Overseas Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Overseas (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of VIP Overseas. He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Richard R. Mace, Jr. (41)
Year of Election or Appointment: 1996 Vice President of VIP Overseas and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Overseas. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Overseas. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1987 Assistant Treasurer of VIP Overseas. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Overseas. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Overseas Portfolio

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Initial Class	02/08/02	$.131	$.031
Service Class	02/08/02	$.121	$.031
Service Class 2	02/08/02	$.131	$.031

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividend-received deduction for corporate shareholders.

Initial Class	7%
Service Class	7%
Service Class 2	6%

Annual Report

Annual Report

Overseas Portfolio

Annual Report

Overseas Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRS-ANN-0203 337901
1.540205.105

Fidelity® Variable Insurance Products:

Overseas Portfolio - Class R

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy, and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio - Initial Class R

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Initial Class R shares took place on April 24, 2002. Returns prior to April 24, 2002 are those of Initial Class.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Initial Class R	-20.28%	-3.95%	4.70%
MSCI EAFE	-15.74%	-2.69%	4.14%
Variable Annuity International Funds Average	-16.53%	-2.28%	5.32%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 23 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare the Initial Class R's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Initial Class R on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class R

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class R shares took place on April 24, 2002. Performance for Service Class R shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to April 24, 2002 are those of Service Class. Returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class R's 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Service Class R	-20.34%	-4.04%	4.65%
MSCI EAFE	-15.74%	-2.69%	4.14%
Variable Annuity International Funds Average	-16.53%	-2.28%	5.32%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 23 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare the Service Class R's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Service Class R on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class 2R

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2R returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Service Class 2R	-20.46%	-4.08%	4.62%
MSCI EAFE	-15.74%	-2.69%	4.14%
Variable Annuity International Funds Average	-16.53%	-2.28%	5.32%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 23 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare the Service Class 2R's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Service Class 2R on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rick Mace, Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the 12 months ending December 31, 2002, the fund underperformed the 15.74% decline for the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The fund's performance also lagged the variable annuity international funds average tracked by Lipper Inc., which dropped 16.53%.

Q. What factors hurt the fund's performance relative to its benchmarks during the past year?

A. Compared to the MSCI EAFE index, the biggest detractor was unfavorable positioning in the financial sector. I underweighted bank stocks because I felt better opportunities for future earnings growth existed in brokerage, investment banking and other diversified financials that had more leverage to global economic improvement. However, few regions showed an increase in economic activity as the period progressed, and investors favored the stable earnings growth of traditional bank stocks, which outperformed diversified financials as a group by nearly 16 percentage points. More specifically, having lower exposure to relatively strong-performing banks, such as U.K.-based HSBC Holdings, hurt the fund's relative return. At the same time, being overweighted in diversified Japanese financials, such as Nikko Cordial and JAFCO, proved disappointing, as each declined more than 27%. Another significant detractor was poor stock selection in health care. Disappointments included an overweighting in Ireland-based pharmaceutical firm Elan, a stock I eliminated from the portfolio, but not before it plummeted on a weak earnings outlook and possible accounting irregularities. Additionally, U.K.-based GlaxoSmithKline suffered from the loss of patent exclusivity on one major drug, antibiotic Augmentin, and potential generic competition for its blockbuster antidepressant, Paxil. In comparison to our peer average, the fund's higher weighting in sectors linked to an uptick in global economic conditions - such as technology - worked against us, as few regional economies showed improvement.

Q. What factors enhanced the fund's relative return?

A. Stock selection within the technology hardware and automobile industries was helpful. Earlier in the period, I significantly increased the fund's weighting in semiconductor stocks after it appeared that the industry's business cycle was improving. A particular standout in this group was South Korea's Samsung Electronics, which, despite giving back some of its gains as the period progressed, finished the year as a positive absolute contributor. Another top performer in technology was Japanese printer, camera and optical component maker Canon, which benefited from a 53% year-over-year quarterly profit increase in the third quarter of 2002. Despite these winners, the fund's technology holdings still declined 31%, but that loss wasn't as severe as the one absorbed by the tech stocks in the index, which together fell 37%. Turning to automotive stocks, a gain of more than 50% in Japanese automaker Nissan Motor propelled the fund's auto-related stocks to a gain of more than 36%, compared to a drop of 1% for auto stocks held in the index.

Q. What were your other investment strategies?

A. I positioned the fund with greater exposure to those sectors I felt were most likely to benefit from an economic recovery, namely technology, media and telecommunication services. While I may have put this positioning in place a bit early because of the prevailing economic weakness around the world, the fund's performance relative to its benchmarks wasn't hurt that significantly. Fortunately, my stock selection was superior to the index in both technology and media, which helped offset the weakness sustained from overweighting these industries.

Q. Did you implement any other notable strategies?

A. I maintained a combined average weighting of 8% of net assets in stocks of companies based in South Korea, Taiwan, Canada and Mexico - none of which are part of the MSCI EAFE index. Our collective holdings in these countries made a significant contribution to the fund's relative return. Semiconductor investments in South Korea and Taiwan were particularly helpful. With respect to Canada, I shifted some of the fund's energy weighting to Canadian stocks - including solid performer Talisman Energy - as a way to minimize the risk associated with owning large, Middle East-driven oil companies, given heightened tensions in the region.

Q. What's your outlook for international stocks, Rick?

A. Many of the world's best companies are based overseas. Some of the most popular products in America - Honda, Nissan and Toyota automobiles, Nokia and Samsung cell phones, Heineken and Guinness beer, for example - are made elsewhere in the world. A recent Fidelity study pointed out that 75% of the world's stocks are traded outside the U.S. Further, from 1992 to 2002 - often considered a boom period for U.S. stocks - the best-performing company in seven out of the 10 major equity market sectors was a non-U.S. company. That said, I'm cautiously optimistic about the prospects for overseas stocks, and I believe shareholders are well-served to have a portion of their portfolios invested in them.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks long-term growth of capital primarily through investments in foreign securities

Start date: January 28, 1987

Size: as of December 31, 2002, more than
$1.2 billion

Manager: Rick Mace, since 1996; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Nomura Holdings, Inc. (Japan)	3.4
TotalFinaElf SA Series B (France)	3.0
Nikko Cordial Corp. (Japan)	3.0
Unilever NV (Certificaten Van Aandelen) (Netherlands)	2.7
Credit Suisse Group (Reg.) (Switzerland)	2.4
14.5
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	28.9
Information Technology	16.9
Energy	11.3
Health Care	9.7
Consumer Discretionary	8.0
Top Five Countries as of December 31, 2002
(excluding cash equivalents)	% of fund's net assets
Japan	23.4
United Kingdom	12.4
France	9.4
Netherlands	8.4
Switzerland	8.0
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1)
Australia - 1.2%
News Corp. Ltd. sponsored ADR	627,200	$ 14,206,080
QBE Insurance Group Ltd.	146,819	671,458
TOTAL AUSTRALIA		14,877,538
Brazil - 0.4%
Petroleo Brasileiro SA Petrobras sponsored ADR	367,100	5,484,474
Canada - 3.9%
Alcan, Inc.	804,000	23,690,975
Canadian Natural Resources Ltd.	142,200	4,232,627
EnCana Corp.	98,200	3,046,617
Precision Drilling Corp. (a)	106,800	3,460,828
Talisman Energy, Inc.	447,400	16,176,741
TOTAL CANADA		50,607,788
Cayman Islands - 0.5%
Noble Corp. (a)	197,800	6,952,670
Denmark - 0.5%
Novo-Nordisk AS Series B	219,100	6,335,593
Finland - 2.2%
Nokia Corp.	1,870,000	28,984,998
France - 9.4%
Alcatel SA (RFD)	41,100	182,484
Aventis SA (France)	356,060	19,294,892
AXA SA	601,104	8,071,757
BNP Paribas SA	593,880	24,211,072
L'Air Liquide SA	14,400	1,900,403
Pechiney SA Series A	94,400	3,314,257
Pernod-Ricard	71,200	6,899,691
Sanofi-Synthelabo SA	111,700	6,831,201
Schneider Electric SA	36,100	1,708,974
Television Francaise 1 SA	306,100	8,182,192
TotalFinaElf SA Series B	272,644	38,988,093
Vivendi Universal SA sponsored ADR	116,000	1,864,120
TOTAL FRANCE		121,449,136
Germany - 4.6%
Allianz AG (Reg.)	188,900	17,978,262
BASF AG	88,900	3,367,567
Bayer AG	149,900	3,218,421
Deutsche Boerse AG	364,829	14,616,576
Infineon Technologies AG (a)	1,264,000	9,276,244
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	93,800	11,226,791
TOTAL GERMANY		59,683,861
Hong Kong - 3.2%
Cheung Kong Holdings Ltd.	278,000	1,809,130
China Mobile (Hong Kong) Ltd. (a)	6,211,000	15,005,779
CNOOC Ltd.	3,343,000	4,351,023
Hong Kong Exchanges & Clearing Ltd.	2,700,000	3,392,960

	Shares	Value (Note 1)
Hutchison Whampoa Ltd.	2,461,600	$ 15,403,742
Sun Hung Kai Properties Ltd.	301,000	1,783,189
TOTAL HONG KONG		41,745,823
India - 0.2%
Dr. Reddy's Laboratories Ltd.	71,700	1,343,011
Ranbaxy Laboratories Ltd.	104,100	1,287,953
TOTAL INDIA		2,630,964
Italy - 1.3%
Intesabci Spa	2,582,250	5,449,320
Telecom Italia Spa	1,481,924	11,259,659
TOTAL ITALY		16,708,979
Japan - 23.4%
Advantest Corp.	141,400	6,333,654
Canon, Inc.	394,000	14,518,901
Credit Saison Co. Ltd.	292,800	4,992,170
Daiwa Securities Group, Inc.	6,362,000	28,229,133
Fuji Photo Film Co. Ltd.	85,000	2,769,639
Fujitsu Ltd.	961,000	2,742,940
Ito-Yokado Co. Ltd.	419,000	12,347,395
JAFCO Co. Ltd.	207,200	8,949,533
Japan Telecom Holdings Co. Ltd.	981	3,039,556
KDDI Corp.	1,459	4,729,435
Keyence Corp.	16,100	2,799,234
Kyocera Corp.	124,500	7,243,370
Matsushita Electric Industrial Co. Ltd.	322,000	3,091,200
Mitsubishi Electric Corp. (a)	2,926,000	6,750,223
Mizuho Holdings, Inc.	1,569	1,466,355
Murata Manufacturing Co. Ltd.	209,600	8,206,113
Nikko Cordial Corp.	11,550,000	38,898,714
Nikon Corp.	597,000	4,483,658
Nintendo Co. Ltd.	12,200	1,139,160
Nissan Motor Co. Ltd.	877,100	6,838,382
Nomura Holdings, Inc.	3,916,000	43,983,697
Omron Corp.	708,000	10,431,928
ORIX Corp.	220,900	14,228,215
Rohm Co. Ltd.	85,000	10,813,758
Shin-Etsu Chemical Co. Ltd.	83,900	2,747,925
Sony Corp.	172,700	7,134,237
Sumitomo Electric Industries Ltd.	730,000	4,726,531
Sumitomo Mitsui Financial Group, Inc.	679	2,120,982
Takeda Chemical Industries Ltd.	475,800	19,870,069
Tokyo Electron Ltd.	197,400	8,925,133
Toshiba Corp. (a)	1,411,000	4,419,399
Toyota Motor Corp.	110,700	2,933,550
TOTAL JAPAN		301,904,189
Korea (South) - 0.8%
KT Corp.	56,300	2,406,653
KT Corp. sponsored ADR	54,550	1,175,553
Samsung Electronics Co. Ltd.	26,650	7,055,438
TOTAL KOREA (SOUTH)		10,637,644
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - 1.7%
Grupo Televisa SA de CV sponsored ADR (a)	271,900	$ 7,594,167
Telefonos de Mexico SA de CV sponsored ADR	392,400	12,548,952
TV Azteca SA de CV sponsored ADR	339,500	1,626,205
TOTAL MEXICO		21,769,324
Netherlands - 8.4%
Akzo Nobel NV	267,400	8,486,869
ASML Holding NV (a)	2,544,400	21,264,070
ING Groep NV (Certificaten Van Aandelen)	1,130,024	19,148,693
Koninklijke Ahold NV	401,800	5,104,383
Koninklijke Philips Electronics NV	514,400	9,019,145
STMicroelectronics NV (NY Shares)	156,100	3,045,511
Unilever NV (Certificaten Van Aandelen)	563,100	34,614,683
VNU NV	270,300	7,052,131
Vodafone Libertel NV (a)	94,700	1,012,152
TOTAL NETHERLANDS		108,747,637
Norway - 0.8%
Norsk Hydro AS	89,800	4,025,075
Statoil ASA	663,200	5,600,624
TOTAL NORWAY		9,625,699
Spain - 2.6%
Altadis SA (Spain)	191,800	4,377,802
Banco Popular Espanol SA (Reg.)	170,200	6,963,665
Banco Santander Central Hispano SA	1,805,468	12,396,968
NH Hoteles SA (a)	331,700	2,852,182
Telefonica SA	790,984	7,083,774
TOTAL SPAIN		33,674,391
Sweden - 0.5%
Nordea AB	1,372,900	6,072,260
Switzerland - 8.0%
Converium Holding AG	75,880	3,680,029
Credit Suisse Group (Reg.)	1,419,176	30,818,154
Nestle SA (Reg.)	66,115	14,022,219
Novartis AG (Reg.)	593,210	21,663,007
Roche Holding AG (participation certificate)	182,310	12,714,852
Swiss Reinsurance Co. (Reg.)	152,687	10,024,402
UBS AG (Reg.)	175,934	8,557,919
Zurich Financial Services AG	21,870	2,042,150
TOTAL SWITZERLAND		103,522,732
Taiwan - 1.7%
ASUSTeK Computer, Inc.	1,204,000	2,119,596

	Shares	Value (Note 1)
Hon Hai Precision Industries Co. Ltd.	438,000	$ 1,516,883
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	5,807,782	7,140,303
United Microelectronics Corp. (a)	10,902,239	6,638,882
Winbond Electronics Corp. (a)	8,857,000	3,834,199
TOTAL TAIWAN		21,249,863
United Kingdom - 12.4%
3i Group PLC	766,400	6,851,995
Abbey National PLC	228,200	1,904,206
AstraZeneca PLC (United Kingdom)	403,900	14,172,848
BAA PLC	310,300	2,519,306
BP PLC	4,092,000	27,723,277
British Sky Broadcasting Group PLC (BSkyB) (a)	548,100	5,641,950
Cable & Wireless PLC	1,462,200	1,054,067
Carlton Communications PLC	970,000	2,097,754
Centrica PLC	924,700	2,547,215
Diageo PLC	170,400	1,852,857
GlaxoSmithKline PLC	1,179,694	22,095,667
HBOS PLC	496,900	5,242,988
HSBC Holdings PLC (United Kingdom) (Reg.)	866,500	9,528,037
Kingfisher PLC	1,061,500	3,804,684
Lloyds TSB Group PLC	1,249,350	8,976,098
mmO2 PLC (a)	4,924,500	3,510,298
Prudential PLC	1,207,800	8,541,382
Reed Elsevier PLC	513,500	4,400,689
Rio Tinto PLC (Reg.)	253,600	5,065,701
Vodafone Group PLC	12,641,103	22,905,739
TOTAL UNITED KINGDOM		160,436,758
United States of America - 6.4%
Baker Hughes, Inc.	209,500	6,743,805
BJ Services Co. (a)	87,300	2,820,663
ENSCO International, Inc.	213,900	6,299,355
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	277,500	4,656,450
Grant Prideco, Inc. (a)	359,300	4,182,252
Micron Technology, Inc. (a)	2,331,200	22,705,888
Motorola, Inc.	3,035,600	26,257,940
Smith International, Inc. (a)	23,900	779,618
Transocean, Inc.	155,000	3,596,000
Tyco International Ltd.	161,900	2,765,252
Weatherford International Ltd. (a)	52,000	2,076,360
TOTAL UNITED STATES OF AMERICA		82,883,583
TOTAL COMMON STOCKS (Cost $1,356,495,448)		1,215,985,904
Investment Companies - 0.0%

Multi-National - 0.0%
European Warrant Fund, Inc. (a) (Cost $2,953,647)	189,820	404,317
Money Market Funds - 6.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b)	73,229,620	$ 73,229,620
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	14,079,406	14,079,406
TOTAL MONEY MARKET FUNDS (Cost $87,309,026)		87,309,026
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,446,758,121)		1,303,699,247
NET OTHER ASSETS - (0.9)%		(11,802,849)
NET ASSETS - 100%		$ 1,291,896,398
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,101,648,302 and $1,108,114,299, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $983 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $6,682,000. The weighted average interest rate was 1.88%. At period end there were no interfund loans outstanding.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $559,394,000 of which $367,608,000 and $191,786,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value (including securities loaned of $13,400,470) (cost $1,446,758,121) - See accompanying schedule		$ 1,303,699,247
Cash		2,437
Foreign currency held at value (cost $8,699,534)		8,463,144
Receivable for fund shares sold		3,314,001
Dividends receivable		1,159,287
Interest receivable		81,091
Redemption fees receivable		99
Other receivables		160,478
Total assets		1,316,879,784
Liabilities
Payable for fund shares redeemed	$ 9,798,961
Accrued management fee	810,055
Distribution fees payable	27,310
Other payables and accrued expenses	267,654
Collateral on securities loaned, at value	14,079,406
Total liabilities		24,983,386
Net Assets		$ 1,291,896,398
Net Assets consist of:
Paid in capital		$ 2,023,570,463
Undistributed net investment income		5,142,046
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(593,562,630)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(143,253,481)
Net Assets		$ 1,291,896,398
Calculation of Maximum Offering Price
Initial Class: Net Asset Value, offering price and redemption price per share ($1,031,488,573 ÷ 93,932,302 shares)		$ 10.98
Service Class: Net Asset Value, offering price and redemption price per share ($177,322,285 ÷ 16,204,667 shares)		$ 10.94
Service Class 2: Net Asset Value, offering price and redemption price per share ($47,823,539 ÷ 4,388,317 shares)		$ 10.90
Initial Class R: Net Asset Value, offering price and redemption price per share ($ 15,648,511 ÷ 1,425,378 shares)		$ 10.98
Service Class R: Net Asset Value, offering price and redemption price per share ($17,997,332 ÷ 1,644,962 shares)		$ 10.94
Service Class 2R: Net Asset Value, offering price and redemption price per share ($1,616,158 ÷ 148,286 shares)		$ 10.90

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 25,546,342
Interest		2,847,146
Security lending		620,596
		29,014,084
Less foreign taxes withheld		(2,560,124)
Total income		26,453,960

Expenses
Management fee	$ 11,753,331
Transfer agent fees	1,124,628
Distribution fees	397,402
Accounting and security lending fees	801,669
Non-interested trustees' compensation	6,963
Custodian fees and expenses	504,389
Audit	47,143
Legal	8,316
Interest	348
Miscellaneous	146,430
Total expenses before reductions	14,790,619
Expense reductions	(550,695)	14,239,924
Net investment income (loss)		12,214,036
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(174,072,877)
Foreign currency transactions	414,373
Futures contracts	(456,779)
Total net realized gain (loss)		(174,115,283)
Change in net unrealized appreciation (depreciation) on: Investment securities	(169,144,754)
Assets and liabilities in foreign currencies	940,152
Futures contracts	636,112
Total change in net unrealized appreciation (depreciation)		(167,568,490)
Net gain (loss)		(341,683,773)
Net increase (decrease) in net assets resulting from operations		$ (329,469,737)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,214,036	$ 18,902,581
Net realized gain (loss)	(174,115,283)	(388,398,076)
Change in net unrealized appreciation (depreciation)	(167,568,490)	(132,338,513)
Net increase (decrease) in net assets resulting from operations	(329,469,737)	(501,834,008)
Distributions to shareholders from net investment income	(12,564,381)	(120,551,919)
Distributions to shareholders from net realized gain	-	(190,776,039)
Total distributions	(12,564,381)	(311,327,958)
Share transactions - net increase (decrease)	(152,413,852)	62,288,250
Redemption fees	102,940	-
Total increase (decrease) in net assets	(494,345,030)	(750,873,716)

Net Assets
Beginning of period	1,786,241,428	2,537,115,144
End of period (including undistributed net investment income of $5,142,046 and undistributed net investment income of $4,814,201, respectively)	$ 1,291,896,398	$ 1,786,241,428
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2	Initial Class R A	Service Class R A	Service Class 2R A
Sold	155,379,548	83,280,851	56,191,820	1,731,891	1,927,754	148,296
Reinvested	824,761	120,846	30,335	-	-	-
Redeemed	(170,119,744)	(84,583,414)	(55,371,184)	(306,513)	(282,792)	(10)
Net increase (decrease)	(13,915,435)	(1,181,717)	850,971	1,425,378	1,644,962	148,286
Dollars
Sold	$ 1,967,649,782	$ 1,080,032,631	$ 680,275,000	$ 22,005,065	$ 24,459,961	$ 1,672,814
Reinvested	10,622,916	1,552,870	388,594	-	-	-
Redeemed	(2,163,169,922)	(1,102,393,299)	(668,279,318)	(3,557,947)	(3,672,885)	(114)
Net increase (decrease)	$ (184,897,224)	$ (20,807,798)	$ 12,384,276	$ 18,447,118	$ 20,787,076	$ 1,672,700
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	173,999,497	142,723,429	11,546,592
Reinvested	15,519,663	1,933,710	110,941
Redeemed	(195,055,949)	(140,169,677)	(8,740,638)
Net increase (decrease)	(5,536,789)	4,487,462	2,916,895
Dollars
Sold	$ 2,794,972,744	$ 2,146,873,700	$ 163,704,441
Reinvested	275,163,626	34,207,331	1,957,001
Redeemed	(3,120,566,680)	(2,110,121,164)	(123,902,749)
Net increase (decrease)	$ (50,430,310)	$ 70,959,867	$ 41,758,693

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Initial Class R A	Service Class R A	Service Class 2R A
From net investment income	$ 10,622,916	$ 1,552,871	$ 388,594	$ -	$ -	$ -
From net realized gain	-	-	-	-	-	-
Total	$ 10,622,916	$ 1,552,871	$ 388,594	$ -	$ -	$ -
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 106,625,905	$ 13,167,676	$ 758,338
From net realized gain	168,537,721	21,039,655	1,198,663
Total	$ 275,163,626	$ 34,207,331	$ 1,957,001

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.88	$ 20.00	$ 27.44	$ 20.06	$ 19.20
Income from Investment Operations
Net investment income (loss) C	.10	.14	.19 D	.24	.23
Net realized and unrealized gain (loss)	(2.90)	(3.86)	(4.93)	7.95	2.13
Total from investment operations	(2.80)	(3.72)	(4.74)	8.19	2.36
Distributions from net investment income	(.10)	(.93)	(.31)	(.31)	(.38)
Distributions in excess of net investment income	-	-	(.06)	-	-
Distributions from net realized gain	-	(1.47)	(2.33)	(.50)	(1.12)
Total distributions	(.10)	(2.40)	(2.70)	(.81)	(1.50)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 10.98	$ 13.88	$ 20.00	$ 27.44	$ 20.06
Total Return A,B	(20.28)%	(21.21)%	(19.07)%	42.55%	12.81%
Ratios to Average Net Assets E
Expenses before expense reductions	.90%	.92%	.89%	.91%	.91%
Expenses net of voluntary waivers, if any	.90%	.92%	.89%	.91%	.91%
Expenses net of all reductions	.86%	.87%	.87%	.87%	.89%
Net investment income (loss)	.79%	.91%	.84%	1.10%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,031,489	$ 1,496,873	$ 2,267,507	$ 2,736,851	$ 2,074,843
Portfolio turnover rate	77%	98%	136%	78%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 19.94	$ 27.39	$ 20.04	$ 19.20
Income from Investment Operations
Net investment income (loss) C	.09	.12	.17 D	.22	.15
Net realized and unrealized gain (loss)	(2.89)	(3.84)	(4.93)	7.94	2.19
Total from investment operations	(2.80)	(3.72)	(4.76)	8.16	2.34
Distributions from net investment income	(.09)	(.92)	(.30)	(.31)	(.38)
Distributions in excess of net investment income	-	-	(.06)	-	-
Distributions from net realized gain	-	(1.47)	(2.33)	(.50)	(1.12)
Total distributions	(.09)	(2.39)	(2.69)	(.81)	(1.50)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 10.94	$ 13.83	$ 19.94	$ 27.39	$ 20.04
Total Return A,B	(20.34)%	(21.27)%	(19.18)%	42.44%	12.69%
Ratios to Average Net Assets E
Expenses before expense reductions	1.00%	1.03%	.99%	1.01%	1.01%
Expenses net of voluntary waivers, if any	1.00%	1.03%	.99%	1.01%	1.01%
Expenses net of all reductions	.96%	.97%	.97%	.98%	.97%
Net investment income (loss)	.69%	.81%	.74%	1.00%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 177,322	$ 240,525	$ 257,257	$ 144,371	$ 34,720
Portfolio turnover rate	77%	98%	136%	78%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.81	$ 19.91	$ 26.16
Income from Investment Operations
Net investment income (loss) E	.07	.10	.12 G
Net realized and unrealized gain (loss)	(2.88)	(3.80)	(3.68)
Total from investment operations	(2.81)	(3.70)	(3.56)
Distributions from net investment income	(.10)	(.93)	(.30)
Distributions in excess of net investment income	-	-	(.06)
Distributions from net realized gain	-	(1.47)	(2.33)
Total distributions	(.10)	(2.40)	(2.69)
Redemption fees added to paid in capital E	-	-	-
Net asset value, end of period	$ 10.90	$ 13.81	$ 19.91
Total Return B,C,D	(20.46)%	(21.20)%	(15.50)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.16%	1.18%	1.15% A
Expenses net of voluntary waivers, if any	1.16%	1.18%	1.15% A
Expenses net of all reductions	1.12%	1.12%	1.13% A
Net investment income (loss)	.53%	.65%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,824	$ 48,843	$ 12,351
Portfolio turnover rate	77%	98%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Initial Class R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.05
Income from Investment Operations
Net investment income (loss) E	.06
Net realized and unrealized gain (loss)	(3.13)
Total from investment operations	(3.07)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 10.98
Total Return B,C,D	(21.85)%
Ratios to Average Net Assets G
Expenses before expense reductions	.91% A
Expenses net of voluntary waivers, if any	.91% A
Expenses net of all reductions	.87% A
Net investment income (loss)	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,649
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Service Class R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.01
Income from Investment Operations
Net investment income (loss) E	.05
Net realized and unrealized gain (loss)	(3.12)
Total from investment operations	(3.07)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 10.94
Total Return B,C,D	(21.91)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.01% A
Expenses net of voluntary waivers, if any	1.01% A
Expenses net of all reductions	.97% A
Net investment income (loss)	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,997
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96
Income from Investment Operations
Net investment income (loss) E	.04
Net realized and unrealized gain (loss)	(3.10)
Total from investment operations	(3.06)
Redemption fees added to paid in capital E	-
Net asset value, end of period	$ 10.90
Total Return B,C,D	(21.92)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.17% A
Expenses net of voluntary waivers, if any	1.17% A
Expenses net of all reductions	1.14% A
Net investment income (loss)	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,616
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Overseas Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) (referred to in this report as Fidelity Variable Insurance Products: Overseas Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 131,275,776
Unrealized depreciation	(314,735,287)
Net unrealized appreciation (depreciation)	(183,459,511)
Undistributed ordinary income	11,179,113
Capital loss carryforward	(559,393,669)
Cost for federal income tax purposes	$ 1,487,158,758

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 12,564,381	$ 29,109,574
Long-Term Capital Gains	-	282,218,384

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

Overseas Portfolio

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 223,921
Service Class 2	164,630
Service Class R	7,955
Service Class 2R	896
$ 397,402

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 903,112
Service Class	156,454
Service Class 2	52,780
Initial Class R	5,934
Service Class R	6,034
Service Class 2R	314
$ 1,124,628

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,403,990 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $550,497 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $198.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 12% of the total outstanding shares of the fund. In addition, two unaffiliated insurance companies were the owners of record of 41% of the total outstanding shares of the fund.

Overseas Portfolio

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Overseas Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Overseas (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of VIP Overseas. He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Richard R. Mace, Jr. (41)
Year of Election or Appointment: 1996 Vice President of VIP Overseas and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Overseas. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Overseas. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1987 Assistant Treasurer of VIP Overseas. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Overseas. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Overseas Portfolio

Annual Report

Overseas Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRSR-ANN-0203 337944
1.781996.100

Fidelity® Variable Insurance Products:

Value Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Value Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Value - Initial Class	-15.66%	-11.70%
Russell 3000® Value	-15.18%	-11.73%
Variable Annuity Growth Funds Average	-25.44%	n/a*
Variable Annuity Multi-Cap Core Funds Average	-22.48%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. You can also compare the Initial Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, May 9, 2001.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Value Portfolio - Initial Class on May 9, 2001, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Russell 3000 Value Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Value Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Value - Service Class	-15.66%	-11.76%
Russell 3000 Value	-15.18%	-11.73%
Variable Annuity Growth Funds Average	-25.44%	n/a*
Variable Annuity Multi-Cap Core Funds Average	-22.48%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. You can also compare the Service Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, May 9, 2001.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Value Portfolio - Service Class on May 9, 2001, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Russell 3000 Value Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Value Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Value - Service Class 2	-15.87%	-11.89%
Russell 3000 Value	-15.18%	-11.73%
Variable Annuity Growth Funds Average	-25.44%	n/a*
Variable Annuity Multi-Cap Core Funds Average	-22.48%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. You can also compare the Service Class 2's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, May 9, 2001.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Value Portfolio - Service Class 2 on May 9, 2001, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Russell 3000 Value Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Value Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Steve DuFour, Portfolio Manager of Value Portfolio

Q. How did the fund perform, Steve?

A. For the 12 months ending December 31, 2002, the fund slightly underperformed the Russell 3000 Value Index, which fell 15.18%. However, the fund fared significantly better than the 25.44% decline for the growth funds average tracked by Lipper Inc.

Q. What drove the fund's performance relative to its index?

A. In comparison to the Russell index, a few things worked in our favor and a few things worked against us. On the positive side of the ledger, my stock picking in the industrials and energy sectors helped the fund's collective holdings in each group outperform the index's holdings in those sectors by more than 10 percentage points. Exploration and production company Burlington Resources led the fund's energy stocks to a gain of more than 10%, while tractor-trailer maker Paccar and industrial goods supplier Eaton led the way in the industrials sector. On the down side, overweighting technology stocks, such as Analog Devices and Micron Technology, hurt, as tech underperformed every other sector of the market. Elsewhere, my strategy of overweighting transaction-fee-based financials and underweighting firms that primarily rely on spread-based income - the net interest income from spreads on loans - also held back the fund's return, as investors continued to favor traditional bank stocks in a climate of economic uncertainty and declining interest rates.

Q. Six months ago, you said the fund's emphasis was on economically sensitive stocks . . .

A. Nothing changed with regard to my conviction. I continued to believe that being overweighted in several areas likely to benefit the most from an uptick in domestic economic growth - such as technology, diversified financials, industrial machinery, media and transportation - would be to the fund's advantage.

Q. Did you see any signs that this strategy was beginning to work?

A. I was encouraged by what transpired during the past few months. The equity markets rallied sharply in October and generally continued performing well during November. During this brief time period, the fund performed as I had hoped it would amid a more positive market environment, posting strong returns relative to its index and peer group average.

Q. Why did the fund become more concentrated?

A. During the equity market sell-off that occurred in late summer, a number of companies missed their quarterly earnings targets and I felt their stocks were unduly punished. I used this widespread weakness to scrub the portfolio and re-evaluate the level of my conviction in each holding. As such, I eliminated some stocks where I felt less confident about their corporate profit outlooks. Additionally, the valuation gap between large-cap stocks and smaller-cap stocks increased, and I added to some existing large-cap positions, such as pharmaceutical giant Merck, that I felt were oversold. These adjustments helped lift the fund's performance during the market rally that occurred in October and November.

Q. Were there any other notable changes?

A. I significantly reduced or eliminated positions in defensive-oriented consumer staples, such as Procter & Gamble, Coca-Cola and Dean Foods, to lock in profits. I redeployed those assets into stocks with greater economic sensitivity, such as the technology hardware and equipment industry, where I increased our positions in a basket of semiconductor and PC-related companies whose valuations were more attractive. Although this strategy has yet to measurably influence fund performance, I believe it's likely that a PC-upgrade cycle could gain momentum in the corporate world should the economy improve. In selecting stocks, I took notice of those companies, such as Analog Devices, that had a commanding market share position, strong growth prospects and a healthy financial condition.

Q. What other holdings performed well? Which disappointed?

A. Women's clothing retailer J. Jill Group rose 56%, in part due to stronger-than-expected earnings. Media outlet The Washington Post Company appreciated 17% on a cyclical upturn in the newspaper industry's advertising revenue. I sold off both of these stocks for profits during the period. On the down side, J.P. Morgan Chase and Charles Schwab were hurt by declining brokerage trading volumes. I also was early in owning Qwest Communications, another detractor, as I underestimated the magnitude of the revenue and financial liquidity problems facing the company. I eventually eliminated Qwest from the fund.

Q. What's your outlook, Steve?

A. There were signs at the end of the period that business was improving in several industries. Some brokerage companies had an uptick in trading volume among individual investors. A few media companies reported higher advertising revenue. Industrial machinery companies had slightly higher orders for equipment, and railroad traffic has been steady. For these reasons, I remain encouraged that the economy could rebound and, as earnings improve, stocks should follow suit.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: capital appreciation

Start date: May 9, 2001

Size: as of December 31, 2002, more than
$2 million

Manager: Steve DuFour, since inception; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Value Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Charles Schwab Corp.	4.4
Merck & Co., Inc.	3.9
Burlington Resources, Inc.	3.6
Morgan Stanley	3.3
Schlumberger Ltd. (NY Shares)	3.0
18.2
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	29.9
Industrials	19.0
Consumer Discretionary	11.2
Information Technology	10.4
Energy	9.0
Asset Allocation as of December 31, 2002
% of fund's net assets*
Stocks	96.5%
Bonds	0.8%
Short-Term Investments and Net Other Assets	2.7%
* Foreign investments	3.7%

Annual Report

Fidelity Variable Insurance Products: Value Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.2%
Media - 8.7%
AOL Time Warner, Inc. (a)	6,120	$ 80,172
Belo Corp. Series A	1,190	25,371
Comcast Corp. Class A (special) (a)	2,680	60,541
Cox Communications, Inc. Class A (a)	1,100	31,240
Dow Jones & Co., Inc.	240	10,375
E.W. Scripps Co. Class A	210	16,160
Walt Disney Co.	1,000	16,310
		240,169
Multiline Retail - 0.4%
Nordstrom, Inc.	310	5,881
Target Corp.	140	4,200
		10,081
Specialty Retail - 0.9%
Home Depot, Inc.	600	14,376
Sherwin-Williams Co.	400	11,300
		25,676
Textiles Apparel & Luxury Goods - 1.2%
NIKE, Inc. Class B	740	32,908
TOTAL CONSUMER DISCRETIONARY		308,834
CONSUMER STAPLES - 2.7%
Food Products - 2.7%
ConAgra Foods, Inc.	710	17,757
Dean Foods Co. (a)	104	3,858
McCormick & Co., Inc. (non-vtg.)	1,540	35,728
Sensient Technologies Corp.	200	4,494
Tyson Foods, Inc. Class A	1,200	13,464
		75,301
Household Products - 0.0%
Church & Dwight Co., Inc.	10	304
TOTAL CONSUMER STAPLES		75,605
ENERGY - 9.0%
Energy Equipment & Services - 3.4%
Diamond Offshore Drilling, Inc.	520	11,362
Schlumberger Ltd. (NY Shares)	1,970	82,917
		94,279
Oil & Gas - 5.6%
Burlington Resources, Inc.	2,370	101,081
EOG Resources, Inc.	680	27,146
Occidental Petroleum Corp.	970	27,597
		155,824
TOTAL ENERGY		250,103
FINANCIALS - 29.3%
Banks - 8.4%
Bank of America Corp.	930	64,700

	Shares	Value (Note 1)
Bank of New York Co., Inc.	1,800	$ 43,128
Golden West Financial Corp., Delaware	190	13,644
Mellon Financial Corp.	1,480	38,643
Northern Trust Corp.	1,370	48,019
Wachovia Corp.	360	13,118
Wells Fargo & Co.	250	11,718
		232,970
Diversified Financials - 13.3%
American Express Co.	220	7,777
Charles Schwab Corp.	11,120	120,648
Citigroup, Inc.	1,270	44,691
Fannie Mae	510	32,808
J.P. Morgan Chase & Co.	330	7,920
Lehman Brothers Holdings, Inc.	180	9,592
Merrill Lynch & Co., Inc.	660	25,047
Morgan Stanley	2,300	91,816
State Street Corp.	710	27,690
		367,989
Insurance - 4.4%
ACE Ltd.	610	17,897
Allstate Corp.	1,350	49,937
American International Group, Inc.	740	42,809
Hartford Financial Services Group, Inc.	210	9,540
		120,183
Real Estate - 3.2%
Duke Realty Corp.	790	20,106
Equity Office Properties Trust	1,540	38,469
Equity Residential (SBI)	260	6,391
ProLogis Trust	900	22,635
		87,601
TOTAL FINANCIALS		808,743
HEALTH CARE - 5.3%
Biotechnology - 0.4%
Genentech, Inc. (a)	300	9,948
Pharmaceuticals - 4.9%
Merck & Co., Inc.	1,930	109,257
Pfizer, Inc.	900	27,513
		136,770
TOTAL HEALTH CARE		146,718
INDUSTRIALS - 19.0%
Aerospace & Defense - 0.4%
Lockheed Martin Corp.	170	9,818
Commercial Services & Supplies - 1.1%
Avery Dennison Corp.	110	6,719
New England Business Service, Inc.	100	2,440
Paychex, Inc.	780	21,762
		30,921
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - 1.8%
Emerson Electric Co.	960	$ 48,816
Industrial Conglomerates - 2.4%
General Electric Co.	2,780	67,693
Machinery - 7.6%
Caterpillar, Inc.	1,400	64,008
Eaton Corp.	790	61,707
Illinois Tool Works, Inc.	820	53,185
PACCAR, Inc.	690	31,830
		210,730
Road & Rail - 5.7%
Knight Transportation, Inc. (a)	475	9,975
Norfolk Southern Corp.	2,550	50,975
Union Pacific Corp.	1,210	72,443
Werner Enterprises, Inc.	1,100	23,683
		157,076
TOTAL INDUSTRIALS		525,054
INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 1.5%
Cisco Systems, Inc. (a)	620	8,122
Motorola, Inc.	2,700	23,355
Scientific-Atlanta, Inc.	700	8,302
		39,779
Computers & Peripherals - 0.2%
EMC Corp. (a)	1,050	6,447
Electronic Equipment & Instruments - 0.3%
Jabil Circuit, Inc. (a)	450	8,064
IT Consulting & Services - 0.4%
Unisys Corp. (a)	1,200	11,880
Semiconductor Equipment & Products - 6.2%
Analog Devices, Inc. (a)	2,920	69,700
Applied Materials, Inc. (a)	720	9,382
Integrated Device Technology, Inc. (a)	300	2,511
KLA-Tencor Corp. (a)	350	12,380
Micron Technology, Inc. (a)	3,540	34,480
Novellus Systems, Inc. (a)	300	8,424
Texas Instruments, Inc.	2,200	33,022
		169,899
Software - 0.3%
BEA Systems, Inc. (a)	800	9,176
TOTAL INFORMATION TECHNOLOGY		245,245

	Shares	Value (Note 1)
MATERIALS - 3.4%
Chemicals - 0.6%
E.I. du Pont de Nemours & Co.	40	$ 1,696
Ferro Corp.	360	8,795
Praxair, Inc.	90	5,199
		15,690
Metals & Mining - 2.8%
Alcoa, Inc.	3,120	71,074
Newmont Mining Corp. Holding Co.	280	8,128
		79,202
TOTAL MATERIALS		94,892
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 4.8%
BellSouth Corp.	2,920	75,540
SBC Communications, Inc.	20	542
Verizon Communications, Inc.	1,450	56,188
		132,270
UTILITIES - 0.7%
Electric Utilities - 0.7%
Exelon Corp.	100	5,277
TECO Energy, Inc.	200	3,094
Wisconsin Energy Corp.	400	10,080
		18,451
TOTAL COMMON STOCKS (Cost $2,718,705)		2,605,915
Convertible Preferred Stocks - 2.2%

INFORMATION TECHNOLOGY - 1.5%
Communications Equipment - 1.5%
Motorola, Inc. $3.50	1,340	42,099
UTILITIES - 0.7%
Gas Utilities - 0.7%
KeySpan Corp. $4.375 MEDS	350	17,360
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $80,691)		59,459
Convertible Bonds - 0.8%
	Principal Amount	Value (Note 1)
FINANCIALS - 0.6%
Diversified Financials - 0.6%
E*TRADE Group, Inc. 6% 2/1/07	$ 23,000	$ 17,163
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Level 3 Communications, Inc. 6% 3/15/10	10,000	4,150
TOTAL CONVERTIBLE BONDS (Cost $23,179)		21,313
Money Market Funds - 3.1%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $85,611)	85,611	85,611
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $2,908,186)		2,772,298
NET OTHER ASSETS - (0.4)%		(9,867)
NET ASSETS - 100%	$ 2,762,431
Security Type Abbreviation
MEDS	-	Mandatorily Exchangeable Debt Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $7,136,192 and $6,345,023, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $704 for the period.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $466,000 of which $105,000 and $361,000 will expire on December 31, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2003 approximately $86,000 of losses recognized during the period November 1, 2002 to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Value Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $2,908,186) - See accompanying schedule		$ 2,772,298
Cash		22,284
Receivable for investments sold		15,853
Receivable for fund shares sold		12,025
Dividends receivable		4,644
Interest receivable		851
Receivable from investment adviser for expense reductions		6,065
Other receivables		329
Total assets		2,834,349

Liabilities
Payable for investments purchased	$ 42,304
Payable for fund shares redeemed	15
Accrued management fee	1,380
Distribution fees payable	432
Other payables and accrued expenses	27,787
Total liabilities		71,918

Net Assets		$ 2,762,431
Net Assets consist of:
Paid in capital		$ 3,496,900
Undistributed net investment income		773
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(599,354)
Net unrealized appreciation (depreciation) on investments		(135,888)
Net Assets		$ 2,762,431
Initial Class: Net Asset Value, offering price and redemption price per share ($261,481 ÷ 32,196 shares)		$ 8.12

Service Class: Net Asset Value, offering price and redemption price per share ($802,613 ÷ 98,901 shares)		$ 8.12

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,698,337 ÷ 209,775 shares)		$ 8.10

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 54,324
Interest		6,530
Total income		60,854

Expenses
Management fee	$ 20,168
Transfer agent fees	3,536
Distribution fees	6,180
Accounting fees and expenses	60,044
Non-interested trustees' compensation	13
Custodian fees and expenses	12,573
Audit	26,210
Legal	10
Miscellaneous	43
Total expenses before reductions	128,777
Expense reductions	(72,421)	56,356
Net investment income (loss)		4,498
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(483,643)
Foreign currency transactions	(26)
Futures contracts	(3,059)
Total net realized gain (loss)		(486,728)
Change in net unrealized appreciation (depreciation) on: Investment securities	(249,484)
Futures contracts	(1,283)
Total change in net unrealized appreciation (depreciation)		(250,767)
Net gain (loss)		(737,495)
Net increase (decrease) in net assets resulting from operations		$ (732,997)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Value Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	May 9, 2001 (commencement) of operations) to December 31, 2001
Operations
Net investment income (loss)	$ 4,498	$ 3,767
Net realized gain (loss)	(486,728)	(113,990)
Change in net unrealized appreciation (depreciation)	(250,767)	114,879
Net increase (decrease) in net assets resulting from operations	(732,997)	4,656
Distributions to shareholders from net investment income	(3,406)	(3,313)
Share transactions - net increase (decrease)	549,513	2,947,978
Total increase (decrease) in net assets	(186,890)	2,949,321
Net Assets
Beginning of period	2,949,321	-
End of period (including undistributed net investment income of $773 and undistributed net investment income of $16, respectively)	$ 2,762,431	$ 2,949,321
Other Information:	Year ended December 31, 2002
Share Transactions	Initial Class	Service Class	Service Class 2
Shares Sold	2,429	184,992	137,572
Reinvested	40	122	260
Redeemed	(336)	(180,575)	(109,646)
Net increase (decrease)	2,133	4,539	28,186

Dollars Sold	$ 20,801	$ 1,720,824	$ 1,279,975
Reinvested	322	988	2,096
Redeemed	(2,708)	(1,545,023)	(927,762)
Net increase (decrease)	$ 18,415	$ 176,789	$ 354,309

Share Transactions	Year ended December 31, 2001 A
	Initial Class	Service Class	Service Class 2
Shares Sold	30,001	106,858	187,231
Reinvested	62	94	185
Redeemed	-	(12,590)	(5,827)
Net increase (decrease)	30,063	94,362	181,589

Dollars Sold	$ 300,008	$ 1,025,475	$ 1,788,267
Reinvested	600	920	1,793
Redeemed	-	(115,162)	(53,923)
Net increase (decrease)	$ 300,608	$ 911,233	$ 1,736,137

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 322	$ 988	$ 2,096

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 600	$ 920	$ 1,793

A Share transactions are for the period May 9, 2001 (commencement of operations) to December 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Value Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.64	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.03
Net realized and unrealized gain (loss)	(1.54)	(.37)
Total from investment operations	(1.51)	(.34)
Distributions from net investment income	(.01)	(.02)
Net asset value, end of period	$ 8.12	$ 9.64
Total Return B, C, D	(15.66)%	(3.40)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.60%	7.11% A
Expenses net of voluntary waivers, if any	1.50%	1.50% A
Expenses net of all reductions	1.45%	1.46% A
Net investment income (loss)	.31%	.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 261	$ 290
Portfolio turnover rate	192%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to December 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.64	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.02
Net realized and unrealized gain (loss)	(1.53)	(.37)
Total from investment operations	(1.51)	(.35)
Distributions from net investment income	(.01)	(.01)
Net asset value, end of period	$ 8.12	$ 9.64
Total Return B, C, D	(15.66)%	(3.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.64%	7.23% A
Expenses net of voluntary waivers, if any	1.60%	1.60% A
Expenses net of all reductions	1.55%	1.56% A
Net investment income (loss)	.21%	.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 803	$ 910
Portfolio turnover rate	192%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to December 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.64	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.01
Net realized and unrealized gain (loss)	(1.54)	(.36)
Total from investment operations	(1.53)	(.35)
Distributions from net investment income	(.01)	(.01)
Net asset value, end of period	$ 8.10	$ 9.64
Total Return B, C, D	(15.87)%	(3.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.78%	7.38% A
Expenses net of voluntary waivers, if any	1.75%	1.75% A
Expenses net of all reductions	1.70%	1.70% A
Net investment income (loss)	.06%	.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,698	$ 1,750
Portfolio turnover rate	192%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to December 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Value Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Value Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) (referred to in this report as Fidelity Variable Insurance Products: Value Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, market discount, partnerships, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 106,869	|
Unrealized depreciation	(289,034)
Net unrealized appreciation (depreciation)	(182,165)
Capital loss carryforward	(466,293)
Cost for federal income tax purposes	2,954,463

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 3,406	$ 3,313

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 1,199	|
Service Class 2	4,981
	$ 6,180

Value Portfolio

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 452	|
Service Class	1,225
Service Class 2	1,859
	$ 3,536

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,322 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Initial Class	1.50%	$ 5,734
Service Class	1.60%	24,520
Service Class 2	1.75%	40,405
		$ 70,659

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,669 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $93.

7. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 29% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company was the owner of record of 70% of the total outstanding shares of the fund.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund and Shareholders of Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Value Portfolio (the Fund), a fund of Variable Insurance Products Fund, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Portfolio as of December 31, 2002, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Value (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Value. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Stephen M. DuFour (36)
Year of Election or Appointment: 2001 Vice President of VIP Value and other funds managed by FMR. Prior to assuming his current responsibilities, Mr. DuFour managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 2001

Secretary of VIP Value. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Value. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Value. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 2001 Assistant Treasurer of VIP Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Value. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Value (2001). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Value Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPVAL-ANN-0203 338258
1.768949.101